AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 13, 2000

                                                       REGISTRATION NO. 33-87874
================================================================================
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                ---------------
                                   FORM N-1A
          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933            [X]

                        PRE-EFFECTIVE AMENDMENT NO.                          [ ]


                       POST-EFFECTIVE AMENDMENT NO. 9                        [X]


                                     AND/OR
      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940        [X]


                                AMENDMENT NO. 14


                                ---------------

                MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                320 PARK AVENUE
                           NEW YORK, NEW YORK 10022
        (ADDRESS OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)(ZIP CODE)
                                 (212) 224-1939
             (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                ---------------

                        DOLORES J. MORRISSEY, PRESIDENT
                  MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.
                   320 PARK AVENUE, NEW YORK, NEW YORK 10022
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                ---------------

                                   COPY TO:

                             STANLEY M. LENKOWICZ
          SENIOR VICE PRESIDENT, DEPUTY GENERAL COUNSEL AND SECRETARY
                  MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.
                                320 PARK AVENUE
                            NEW YORK, NEW YORK 10022

                                ---------------

 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of the Registration Statement.

               IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE:

                   [ ] immediately upon filing pursuant to paragraph (b)
                   [ ] on (date) pursuant to paragraph (b) of Rule 485
                   [ ] 60 days after filing pursuant to paragraph (a)(1) of
                       Rule 485
                   [ ] on (date) pursuant to paragraph (a)(1) of Rule 485
                   [ ] 75 days after filing pursuant to paragraph (a)(2)
                   [X] on September 1, 2000 pursuant to paragraph (a)(2) of
                       Rule 485


================================================================================

                  MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.
                             CROSS-REFERENCE SHEET

  ITEMS IN
 PART A OF
 FORM N-1A  CAPTION IN FORM N-1A                      CAPTION OR LOCATION IN PROSPECTUS
----------------------------------------------------------------------------------------------------------
      1     Front and Back Cover Pages .............. Front and Back Covers
      2     Risk/Return Summary:
            Investments, Risks, and Performance ..... Summary of How Our Funds Invest
      3     Risk/Return Summary:
            Fee Table ............................... Summary of How Our Funds Invest - Annual Fees and
                                                      Expenses
      4     Investment Objectives, Principal
            Investment Strategies, and Related
            Risks ................................... Details about How Our Funds Invest and Related Risks
      5     Management's Discussion of Fund
            Performance ............................. Not Applicable (Included in Annual Report)
      6     Management, Organization, and
            Capital Structure ....................... Management of the Funds
      7     Shareholder Information ................. Information on Fund Shares
      8     Distribution Agreements ................. Not Applicable
      9     Financial Highlights Information ........ Financial Highlights


  ITEMS IN
 PART B OF                                             CAPTION OR LOCATION IN
 FORM N-1A  CAPTION IN FORM N-1A                       STATEMENT OF ADDITIONAL INFORMATION
-------------------------------------------------------------------------------------------------------------
  10        Cover Page and Table of Contents ......... Cover
  11        Fund History ............................. Investment Company's Form of Operations
  12        Description of the Fund and Its
            Investments and Risks .................... Investment Strategies and Related Risks; Fundamental
                                                       Investment Restrictions; Description of Corporate Bond
                                                       Ratings; Use of Standard & Poor's Indexes
  13        Management of the Fund ................... Management of the Investment Company
  14        Control Persons and Principal Holders
            of Securities ............................ Investment Company's Form of Operations
  15        Investment Advisory and Other
            Services ................................. Investment Advisory Arrangements; Administrative
                                                       Arrangements; Independent
                                                       Auditors; Custodian
  16        Brokerage Allocation and Other
            Practices ................................ Portfolio Transactions and Brokerage
  17        Capital Stock and Other Securities ....... Investment Company's Form of Operations
  18        Purchase, Redemption, and Pricing of
            Shares ................................... Purchase, Redemption and Pricing of Shares
  19        Taxation of the Fund ..................... Taxation of the Investment Company
  20        Underwriters ............................. Distribution of Fund Services
  21        Calculation of Performance Data .......... Yield and Performance Information
  22        Financial Statements ..................... Financial Statements


  ITEMS IN
 PART C OF  CAPTION IN FORM N-1A AND IN PART C
 FORM N-1A      OF REGISTRATION STATEMENT
----------------------------------------------
  23        Exhibits
  24        Persons Controlled by or Under
            Common Control with the Fund
  25        Indemnification
  26        Business and Other Connections of
            the Investment Adviser
  27        Principal Underwriters
  28        Location of Accounts and Records
  29        Management Services
  30        Undertakings

Prospectus
and Application of

                   MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.

                   EQUITY INDEX FUND

                   ALL AMERICA FUND


                   MID-CAP EQUITY INDEX FUND

                   AGGRESSIVE EQUITY FUND


                   BOND FUND

                   MONEY MARKET FUND


                   September 1, 2000
                   .............................................................


Institutional
        Funds                             Distributed by:
                                          MUTUAL OF AMERICA
                                          SECURITIES CORPORATION

MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.

320 Park Avenue, New York, New York 10022                         1-800-914-8716
--------------------------------------------------------------------------------


Mutual of America  Institutional Funds, Inc. is a mutual fund. It has these six
Funds:


      o     Equity Index Fund

      o     All America Fund


      o     Mid-Cap Equity Index Fund

      o     Aggressive Equity Fund


      o     Bond Fund

      o     Money Market Fund

Institutional investors, such as endowments, foundations and other not-for-profit organizations, corporations and municipalities and other public entities, may purchase shares of the Funds. An initial investment must be at least $25,000, and each subsequent investment must be at least $5,000.

There is no sales charge due upon the purchase or sale of Fund shares. An investor must send the payment price for shares purchased, and will receive redemption proceeds for shares sold, by wire transfer of Federal Funds.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------


Prospectus dated September 1, 2000

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                            Page
                                                                            ----


Summary of How Our Funds Invest ..................................           1
  Equity Index Fund ..............................................           1
  All America Fund ...............................................           1
  Mid-Cap Equity Index Fund ......................................           2
  Aggressive Equity Fund .........................................           2
  Bond Fund ......................................................           2
  Money Market Fund ..............................................           3
  Annual Total Returns............................................           3
  Average Annual Total Returns ...................................           4
  Annual Fees and Expenses .......................................           5
  Comparison With Prior Performance of Similar Funds .............           6

Management of the Funds ..........................................           7
The Adviser ......................................................           7
Subadvisers for a Portion of the All America Fund ................           7
Portfolio Managers ...............................................           8

Details about How Our Funds Invest and Related Risks .............           9
  Investment Objectives and Strategies:
    Equity Index Fund ............................................           9
    All America Fund .............................................           9
    Mid-Cap Equity Index Fund ....................................          11
    Aggressive Equity Fund .......................................          12
    Bond Fund ....................................................          12
    Money Market Fund ............................................          13
  Risks of Investing in a Stock Fund .............................          13
  Risks of Investing in a Bond Fund ..............................          14
  Specific Investments or Strategies, and Related Risks ..........          14

Information on Fund Shares .......................................          17
  Pricing of Funds' Shares .......................................          17
  Purchases of Fund Shares .......................................          17
  How to Purchase Shares of the Funds ............................          18
  Redemptions of Fund Shares .....................................          18
  Exchanges of Fund Shares .......................................          19
  How to Place a Redemption or Exchange Order ....................          19
  Shareholder Reports and Confirmation Statements ................          20
  Dividends, Capital Gains Distributions and Taxation of Funds ...          20
  Shareholder Taxation ...........................................          21

Financial Highlights .............................................          22

You May Obtain More Information ..................................   Inside Back
                                                                        cover


--  An Application is included with this Prospectus --

--------------------------------------------------------------------------------
SUMMARY OF HOW OUR FUNDS INVEST
--------------------------------------------------------------------------------

Each Fund of Mutual of America Institutional Funds, Inc. (the Investment Company) has its own investment objective and tries to achieve its objective with certain investment strategies. The Funds' different investment strategies will affect the returns of the Funds and the risks of investing in each Fund.

A Fund may not achieve its objective. An investment in any of the Funds could decline in value.

Equity Index Fund
--------------------------------------------------------------------------------

The Fund seeks investment results that correspond to the investment performance of the Standard & Poor's Composite Index of 500 Stocks (the S&P 500(R) Index). The Fund invests primarily in the 500 common stocks included in the S&P 500 Index.

      o Securities in the S&P 500 Index generally are issued by companies with large market capitalizations.

      o Securities are included in the Index based on industry weightings and the issuers' leading positions in those industries.


An investment in the Equity Index Fund is subject to market risk and financial risk, as defined below.


All America Fund
--------------------------------------------------------------------------------

The Fund attempts to outperform the S&P 500 Index, by investing in a diversified portfolio of primarily common stocks.

      o Approximately 60% of the Fund's assets are invested to replicate the S&P 500 Index by investing in the 500 common stocks included in the S&P 500 Index.

      o Approximately 40% of the Fund's assets are invested by the Adviser and two Subadvisers, with an objective of capital appreciation and, to a lesser extent, current income. The Adviser invests approximately 10% of the Fund's assets primarily in small capitalization value stocks and approximately 10% of the Fund's assets primarily in large capitalization value stocks; one Subadviser invests approximately 10% of the Fund's assets primarily in small capitalization growth stocks; and the other Subadviser invests approximately 10% of the Fund's assets primarily in mid- and large capitalization growth stocks.

An investment in the All America Fund is subject to market risk and financial risk, as defined below. Approximately 20% of the All America Fund's assets are invested in small capitalization growth and value stocks, many of which trade over-the-counter, and this portion of its portfolio will have more market and financial risk than the portion invested in mid and large capitalization stocks. Equity securities that trade over-the-counter may be more difficult to sell than equity securities that trade on a national securities exchange.

--------------------------------------------------------------------------------


Risk Defined for Investing in Equity Securities

      o Market Risk refers to how much the value of a security changes (volatility of price) when conditions in the securities markets change or the economic environment changes. Stocks of companies with smaller market capitalizations generally have more market risk than stocks of companies with larger market capitalizations. Market capitalization refers to the aggregate market value of the equity securities (stock) that a company has issued.

      o Financial (or credit) risk refers to the earning stability and overall financial soundness of an issuer of an equity security.

Mid-Cap Equity Index Fund
--------------------------------------------------------------------------------

The Fund seeks investment results that correspond to the investment performance of the S&P MidCap 400 Index.

      o The Fund invests primarily in the 400 common stocks included in the S&P MidCap 400 Index.

      o     The  stocks  are  issued  by   companies   with   mid-sized   market
            capitalizations.

An investment in the Mid-Cap Equity Index Fund is subject to market and financial risk, as defined on page 1.

Aggressive Equity Fund
--------------------------------------------------------------------------------

The Fund seeks capital appreciation by investing primarily in growth and value common stocks. Many of the stocks purchased are issued by companies that have small market capitalizations and are traded over-the-counter.

The Fund uses two different investment styles to seek its investment objectives:

      o The Fund invests in growth stock issued by companies the Adviser believes to possess above- average growth potential.

      o The Fund invests in value stocks issued by companies the Adviser believes to be undervalued in the marketplace in relation to factors such as the company's assets, earnings, or growth potential.

An investment in the Aggressive Equity Fund is subject to market and financial risk, as defined on page 1. The Aggressive Equity Fund has more market risk and financial risk than our other stock funds, because it generally invests in small capitalization growth and value equity securities that often trade over-the-counter.


Bond Fund
--------------------------------------------------------------------------------

The Fund seeks current income, with preservation of shareholders' capital a secondary objective. The Fund's securities holdings will have an average maturity that varies according to the Adviser's view of current market conditions.

The Fund invests primarily in publicly-traded, investment grade debt securities.

      o The Fund invests in corporate, U.S. Government securities and U.S. Government agency securities, such as bonds, notes, debentures, zero coupon securities and mortgage-backed securities.

      o The Fund may invest a significant portion of its assets in a particular type of debt security, such as U.S. Government agency mortgage-backed securities, U.S. Treasury securities, zero coupon securities or securities rated BBB.

      o The Adviser evaluates individual securities and selects securities based on interest income to be generated and generally does not time purchases and sales based on interest rate predictions.

An investment in the Bond Fund is subject to market risk, which includes changes in the overall level of interest rates. Interest rate increases usually cause a decline in the value of debt securities held by the Fund. Generally, the market risk for the Bond Fund increases as the average maturity of its securities holdings lengthens. Lower rated investment grade debt securities may be subject to a greater market risk than higher rated debt securities, and below investment grade securities (rated below BBB) are subject to greater market risk than investment grade debt securities. Zero coupon securities may be subject to a greater market risk than securities that pay interest on a regular basis. Mortgage-backed securities or certificates are subject to prepayment risk (shortening the term to maturity) when interest rates fall and to extension risk (lengthening the term to maturity) when interest rates rise.

An investment in the Bond Fund also involves credit risk, which refers to the ability of the issuer of a security to pay principal and interest as it becomes due. Securities rated BBB or lower have more credit risk than higher-rated securities.

Money Market Fund
--------------------------------------------------------------------------------

The Fund seeks  current  income and  preservation  of  principal by investing in
money  market   instruments  that  meet  certain   requirements  for  liquidity,
investment quality and stability of capital.

      o The average maturity of the instruments the Fund holds will be short-term - 90 days or less.

      o The Fund will purchase only securities that are rated in one of the two highest rating categories by at least two rating agencies, with most securities rated in the highest category.

      o The Fund will diversify its investments, limiting holdings in the securities of any one issuer (except the U.S. Government or its agencies) to 5% of assets.

The Money Market Fund pays dividends of income earned on a semi-annual basis, rather than declaring dividends daily to maintain a stable net asset value of $1.00.

      o The Fund's net asset value will generally rise during six months as the Fund earns income, before dividends are paid.

      o The Fund's net asset value will decline when the Fund declares dividends and pays income to shareholders at the end of June and December each year.

A shareholder's investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


An investment in the Money Market Fund has a small amount of market risk and financial risk (defined on page 1), because the Fund holds high quality securities with short terms to maturity. The Fund has a high level of current income volatility, because its securities holdings are short term and it reinvests at current interest rates as its holdings mature.


Annual Total Returns
--------------------------------------------------------------------------------


The bar charts below show the annual return of each Fund for the life of the Fund. The Mid-Cap Equity Index Fund and Aggressive Equity Fund are not included because they had not commenced operations as of the date of this prospectus. A chart indicates the risks of investing in a particular Fund by showing changes in the Fund's performance from year-to-year during the period, but a Fund's past performance does not necessarily indicate how it will perform in the future.


Next to each chart is the Fund's highest total return for any calendar quarter during the period covered by the chart, called the best quarter and the Fund's lowest total return for any calendar quarter during the period covered, called the worst quarter. These returns are an indication of the volatility of a Fund's total returns.

      All America Fund:

     [The following table represents a bar chart in the printed material.]

          1997      1998      1999      The All America Fund began operations on
          ----      ----      ----      May 1, 1996.
           26%       21%       26%

                                        Best quarter: 22.0% during fourth
                                        quarter 1998


                                        Worst quarter: (13.1)% during third
                                        quarter 1998

      Bond Fund:

     [The following table represents a bar chart in the printed material.]

          1997      1998      1999      The Bond Fund began operations on May 1,
          ----      ----      ----      1996.
          8.9%      8.3%      -3.5%
                                        Best quarter: 4.8% during third quarter
                                        1998

                                        Worst quarter: (1.2)% during first
                                        quarter 1999

      Money Market Fund:

     [The following table represents a bar chart in the printed material.]

          1998      1999                The Money  Market Fund began  operations
          ----      ----                on May 1, 1997.
          5.3%      4.9%
                                        Best quarter: 1.4% during fourth quarter
                                        1999

                                        Worst quarter: 1.1% during first quarter
                                        1999

      Equity Index Fund:

          1999                          The Equity  Index Fund began  operations
          ----                          on May 3, 1999.
          9.0%
                                        Best quarter: 13.9% during fourth
                                        quarter 1999

                                        Worst quarter: (6.3)% during third
                                        quarter 1999

Average Annual Total Returns (for periods ended December 31, 1999)
--------------------------------------------------------------------------------


The table below shows the average annual total returns of each Fund for the past one year period and the return for the period of the Fund's operations, except that the Mid-Cap Equity Index Fund and Aggressive Equity Fund are not included because they began operations on September 1, 2000. The table indicates the risks of investing in the Funds by comparing, for the same periods, each Fund's returns to those of a broad-based, unmanaged index, or to Treasury Bills for money market investments. A Fund's past performance does not necessarily indicate how it will perform in the future.


                                                              Past      For Life
                      Fund/Comparative Index(es)            One Year    of Fund*
    ============================================================================
    All America Fund .....................................    26.0%       22.8%*

      S&P 500 Index (1) ..................................    21.0%       26.8%
    ============================================================================
    Equity Index Fund ....................................     N/A         9.0%

      S&P 500 Index (1) ..................................    21.0%        9.0%
    ============================================================================
    Bond Fund ............................................   (3.5)%        5.0%

      Lehman Brothers Gov't./Corp. Bond Index (2) ........   (2.2)%        6.2%
    ============================================================================
    Money Market Fund ....................................     4.9%        5.1%

      90-day Treasury Bill Rate ..........................     4.7%        5.0%

      7-day current yield for period ended 12/28/99 was 5.63%
      7-day effective yield (reflecting the compounding of interest)
        for period ended 12/28/99 was 5.79%
    ============================================================================

  * The All America and Bond Funds began operations on May 1, 1996; the Money Market Fund began operations on May 1, 1997 and the Equity Index Fund began operations on May 3, 1999.

(1) The S&P 500(R)is the Standard & Poor's Composite Index of 500 Stocks, a market value-weighted index of the common stock prices of companies included in the S&P 500.

(2) The Lehman Brothers Government/Corporate Bond Index is an index of U.S. Government and corporate bond prices of investment grade bonds with maturities greater than one year and face values over $1 million.

Annual Fees and Expenses
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds. Annual operating expenses are shown as a percentage of average net assets.


                                                                         Mid-Cap
                                                   Equity        All     Equity    Aggressive               Money
                                                   Index       America    Index      Equity      Bond      Market
                                                    Fund        Fund      Fund       Fund        Fund       Fund
                                                   ------      -------   -------   ----------   ------     ------
Shareholder Fees .............................      none        none      none       none        none       none
Annual Fund Operating
   Expenses (expenses that are
   deducted from fund assets)
Management Fees ..............................       .13%        .50%      .13%       .85%        .45%       .20%
Other Expenses* ..............................       .50         .35       .48        .51         .48        .82
                                                    ----        ----      ----       ----        ----       ----

Total Annual Fund
   Operating Expenses* .......................       .63%        .85%      .61%      1.36%        .93%      1.02%
Expense Reimbursement** ......................      (.31)       (.01)     (.28)      (.26)       (.23)      (.62)
                                                    ----        ----      ----       ----        ----       ----

Net Expenses .................................       .32%        .84%      .33%      1.10%        .70%       .40%
                                                    ====        ====      ====       ====        ====       ====

* The 2000 Other Expenses and Total Annual Fund Operating Expenses of the Mid-Cap Equity Index Fund and Aggressive Equity Fund, which began operations on September 1, 2000, have been estimated by the Adviser and annualized.

** The Adviser has contractually agreed for 2000 to limit each Fund's total expenses (excluding taxes, brokerage commissions and extraordinary expenses) to an annual rate of .325% of the net assets of each of the Equity Index and Mid-Cap Equity Index Funds, .85% of net assets of the All America Fund, 1.10% of net assets of the Aggressive Equity Fund, .70% of net assets of the Bond Fund and .40% of net assets of the Money Market Fund. The Adviser's obligation will continue for each following calendar year unless the Adviser gives notice of termination to the Investment Company at least two weeks before the next year begins.


Example:

This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The Example assumes for each Fund that:

      o     you make an investment of $10,000,

      o     you have a 5% annual return on your investment,

      o     all dividends and distributions are reinvested,

      o Fund operating expenses during the periods shown are limited by the Adviser to the contractual limits only during Year 1, and

      o     you redeem all of your shares at the end of the periods shown.

Although your costs may be higher or lower, your cost based on these assumptions would be:


                                  1 Year   3 Years(1)   5 Years(1)   10 Years(1)
                                  ------   ----------   ----------   -----------
      Equity Index Fund ........   $ 33         $105         $184      $  419
      All America Fund .........   $ 87         $275         $481      $1,096
      Mid-Cap Equity
        Index Fund .............   $ 34         $197          N/A(2)      N/A(2)
      Aggressive
        Equity Fund ............   $114         $439          N/A(2)      N/A(2)
      Bond Fund ................   $ 72         $226         $396      $  902
      Money Market Fund ........   $ 41         $129         $226      $  516


      (1) The expenses used in the Example, other than for 1 Year, are those shown in the table above without reimbursement of expenses by the Adviser.


      (2) Because the Mid-Cap Equity Index and Aggressive Equity Funds are new funds, the example covers only the 1 Year and 3 Year periods.

Comparison With Prior Performance of Similar Funds
--------------------------------------------------------------------------------


The investment policies, objectives and strategies of the Investment Company's Funds are substantially identical to similarly named funds of Mutual of America Investment Corporation (called the VP or Variable Products Funds). In addition, the Adviser and Subadvisers for these Variable Products Funds are the same as for the corresponding Investment Company Fund, and the portfolio managers are the same.


Shares of the Variable Products Funds are sold only to separate accounts of Mutual of America Life Insurance Company and its indirect, wholly-owned subsidiary, The American Life Insurance Company of New York, as a funding medium for variable accumulation annuity contracts and variable life insurance policies issued by these companies.


Below are average annual total returns for the VP Funds, based on information about the VP Funds that the Adviser has provided, compared to returns for the Investment Company's Funds for the periods indicated, other than the Mid-Cap Equity Index and Aggressive Equity Funds, which began operations on September 1, 2000. Past performance of the Variable Products Funds is not predictive of future performance. Investors should not consider performance data for the VP Funds as an indication of the future performance of the Funds offered under this Prospectus.


           Average Annual Total Returns of the Funds and the VP Funds
                       for Periods ended December 31, 1999


                                                                                           Since Inception of
              Institutional Fund                 One Year    Five Years     Ten Years    Institutional Fund (1)
              ------------------                 --------    ----------     ---------    ----------------------
 Equity Index ................................     9.0%         N/A            N/A                9.0%
 All America .................................    26.0%         N/A            N/A               22.8%
 Bond ........................................   (3.5)%         N/A            N/A                5.0%
 Money Market (4) ............................     4.9%         N/A            N/A                5.1%
===============================================================================================================

                    VP Fund
                    -------

 VP Equity Index .............................    20.6%         28.2%          N/A               10.7%
 VP All America (2)...........................    25.8%         26.1%          N/A               22.3%
 VP Mid-Cap Equity Index Fund ................    11.8%          N/A           N/A                N/A
 VP Aggressive Equity Fund ...................    43.3%         23.7%          N/A                N/A
 VP Bond (3) .................................   (1.9)%          7.5%          7.6%(3)            5.7%
 VP Money Market (4) .........................     5.1%          5.4%          5.2%               5.3%


(1) For comparison purposes, the average annual total return is given for the VP All America Fund and VP Bond Fund from May 1, 1996, for the VP Money Market Fund from May 1, 1997, and for the VP Equity Index Fund from May 3, 1999.

(2) The VP All America Fund began operations in its current form on May 2, 1994. Since then, its investment policies, objectives and strategies have been substantially identical to those of the All America Fund. VP All America Fund's average annual total return for the period May 2, 1994 through December 31, 1999 was 29.1%.

(3) The current portfolio manager of the VP Bond Fund, who has been the portfolio manager of the Bond Fund since its inception, became the VP Bond Fund's portfolio manager in February 1991.

(4) For the 7-day period ended December 28, 1999, the Investment Company's Money Market Fund had a current yield of 5.89% and an effective yield of 6.06%, and the Variable Products Money Market Fund had a current yield of 5.63% and an effective yield of 5.79%. The average maturity of the portfolio holdings was 22 days for Investment Company's Money Market Fund and 19 days for the Variable Products Money Market Fund.

Results for the Variable Products Funds are different than the results that were or would have been obtained for the Investment Company Funds.


      o Use of the Investment Company Funds' expenses for the VP Funds would have lowered performance results. The total operating expenses during the periods shown above as a percentage of net average net assets were .85% for the Aggressive Equity Fund, .50% for each of the VP All America Fund and VP Bond Fund, .25% for the VP Money Market Fund and .13% for each of the VP Equity Index Fund and VP Mid-Cap Equity Index Fund (additional expenses were paid at the separate account level), while the annual total operating expenses (after reimbursement) of the Equity Index Fund, All America Fund, Mid-Cap Equity Index Fund, Aggressive Equity Fund, Bond Fund and Money Market Fund of the Investment Company were .32%, .84%, .33%, 1.10%, .70% and .40%, respectively, of average net assets.

      o The VP All America Fund, from May 1994 until June 1995, had a Subadviser for approximately 10% of the Fund's assets currently managed by the Adviser and from May 1994 to February 2000 had a Subadviser for an additional 10% of the Fund's assets currently managed by the Adviser.

      o At year end 1999, VP Equity Index Fund had net assets of $583 million, VP All America Fund had net assets of $886 million, VP
            Mid-Cap Equity Index Fund had net assets of $34 million, VP Aggressive Equity Fund had net assets of $278 million, VP Bond Fund had net assets of $466 million, and VP Money Market Fund had net assets of $74 million.


--------------------------------------------------------------------------------
MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

The Adviser
--------------------------------------------------------------------------------


Mutual of America Capital Management Corporation, 320 Park Avenue, New York, New York 10022 (the Adviser or Capital Management) is the investment adviser for the Funds of the Investment Company. The Adviser had total assets under management of approximately $ billion at June 30, 2000, including $ billion for the Mutual of America Investment Corporation. As Adviser, Capital Management:


      o     places orders for the purchase and sale of securities,

      o     engages in securities research,

      o makes recommendations to and reports to the Investment Company's Board of Directors,

      o     provides certain administrative services for the Funds, and

      o provides the office space, facilities, equipment, material and personnel necessary to perform its duties.


For its investment management services, the Adviser receives compensation from each Fund at an annual rate of the Fund's net assets, calculated as a daily charge. These annual rates, which are applicable during 2000, are:

      o    Equity Index Fund -- .125%           o Aggressive Equity Fund -- .85%
      o    All America Fund -- .50%             o Bond Fund -- .45%
      o    Mid-Cap Equity Index Fund -- .125%   o Money Market Fund -- .20%

Subadvisers for a Portion of the All America Fund
--------------------------------------------------------------------------------


The Adviser has delegated its investment advisory responsibilities for a portion of the All America Fund to two Subadvisers. Each Subadviser provides investment advice for approximately 10% of the assets of the All America Fund. The Adviser pays the Subadvisers for their advisory services to the All America Fund.


      o Fred Alger Management, Inc., One World Trade Center, New York, New York 10048, is a small capitalization growth adviser for its portion of the All America Fund. It provides investment management services to institutional, corporate and individual clients, including other registered management investment companies. At June 30, 2000, Alger Management had assets under management of approximately $ billion.

      o Oak Associates, Ltd., 3875 Embassy Parkway, Suite 250, Akron, Ohio 44333, is a mid- and large capitalization growth adviser for its portion of the All America Fund. It provides investment management services for individual and corporate clients, primarily in connection with retirement plans. At June 30, 2000, Oak Associates had assets under management of approximately $ billion.

Portfolio Managers
--------------------------------------------------------------------------------


The person(s) primarily responsible for the day-to-day management of the Funds' investment portfolios are listed below. No information is given for the Money Market Fund because of the type of investments it makes. No information is given for the Equity Index Fund, the Mid-Cap Equity Index Fund or the Indexed Assets of the All America Fund, because the investment objective for each is to replicate the performance of an index.


All America Fund
----------------

Thomas P. Larsen, Executive Vice President of the Adviser, is responsible for managing the Adviser's portions of the actively managed assets of the Fund. Mr. Larsen joined the Adviser in June 1998, after serving as Senior Vice President of Desai Capital Management. He has almost 30 years of experience in selecting securities for and managing equity portfolios.

David D. Alger and Seilai Khoo are primarily responsible for the day-to-day management of the Alger Management portion of the Fund. Mr. Alger, President and Chief Executive Officer of Alger Management, has been employed by Alger
Management since 1971 and has been President since 1995, and he serves as portfolio manager for other mutual funds and investment accounts managed by Alger Management. Ms. Khoo has been employed by Alger Management since 1989, as a senior research analyst until 1995 and as a Senior Vice President and portfolio manager since 1995.

James D. Oelschlager is the portfolio manager of the Oak Associates portion of the Fund. Since establishing Oak Associates in 1985, Mr. Oelschlager has served as its portfolio manager. Previously, he served as the Assistant Treasurer of Firestone Tire & Rubber Company, where he was directly responsible for the management of the company's pension assets. Mr. Oelschlager is assisted with portfolio management responsibilities by Donna Barton, trading, Margaret Ballinger, new accounts, and Doug MacKay, equity research. These individuals have combined experience of over seventy years in the investment business and play a key role in the day-to-day management of the firm's portfolios.


Aggressive Equity Fund
----------------------

Thomas P. Larsen, Executive Vice President of the Adviser, has responsibility for managing the Fund. Mr. Larsen, who has almost 30 years of experience in selecting securities for and managing equity portfolios, joined the Adviser in June 1998 and before that was Senior Vice President of Desai Capital Management.


Bond Fund
---------

Andrew L. Heiskell, Executive Vice President of the Adviser, has responsibility for setting the fixed income investment strategy and overseeing the day-to-day operations of the Bond Fund. Mr. Heiskell has been the portfolio manager for the Bond Fund of the Mutual of America Investment Corporation since February 1991 and of its Mid-Term and Short-Term Bond Funds since their inceptions in 1993. He has more than 30 years of experience in selecting securities for and managing fixed-income portfolios.

--------------------------------------------------------------------------------
DETAILS ABOUT HOW OUR FUNDS INVEST AND RELATED RISKS
--------------------------------------------------------------------------------

Investment Objectives and Strategies
--------------------------------------------------------------------------------

Equity  Index Fund:  The investment  objective  of the  Equity  Index Fund is to
                     provide  investment   results   that   correspond   to  the
                     performance of the S&P 500 Index.

The Fund seeks to achieve its objective primarily by:

      o Purchasing shares of the 500 common stocks that are included in the S&P 500 Index.

            * Stocks are selected in the order of their weightings in the S&P 500 Index, beginning with the heaviest weighted stocks.

            *     The  percentage of the Fund's  assets  invested in each of the
                  selected  stocks  will  be  approximately   the  same  as  the
                  percentage the stock represents in the S&P 500 Index.

            * The Fund attempts to be fully invested at all times, and at least 80% of the Fund's net assets will be invested in the stocks that comprise the S&P 500 Index.

      o Purchasing futures contracts on the S&P 500 Index and options on futures contracts on the S&P 500 Index to invest cash prior to the purchase of common stocks, in an attempt to have the Fund's performance more closely correlate with the performance of the S&P 500 Index.

The Adviser uses a computer program to determine which stocks are to be purchased or sold to copy the S&P 500 Index. From time to time, the Fund makes adjustments in its portfolio (rebalances) because of changes in the composition of the S&P 500 Index or in the valuations of the stocks within the Index relative to other stocks within the Index.

The Fund's investment performance may not precisely duplicate the performance of the S&P 500 Index, due to cash flows in and out of the Fund and investment timing considerations. The Fund also pays investment advisory expenses that are not applicable to an unmanaged index such as the S&P 500 Index.

The Fund's ability to duplicate the performance of the S&P 500 Index depends to some extent on the size of the Fund's portfolio. Mutual of America Life Insurance Company (Mutual of America), the indirect parent corporation of the Adviser, invested a total of $25 million in the Equity Index Fund when the Fund began operations. Mutual of America (directly or through an affiliate) currently intends to maintain an investment in the Fund so that the Fund's assets are at least $25 million at any time.

All America Fund: The  investment  objective  of  the  All  America  Fund  is to outperform the S&P 500 Index by investing in a diversified portfolio of primarily common stocks.

At least 65% of the All America Fund's total assets will be invested in equity securities under normal market conditions. The issuers of at least 80% of the Fund's total assets will be United States corporations or entities.

Indexed Assets. The Fund invests approximately 60% of its assets to provide investment results that correspond to the performance of the S&P 500 Index. This portion of the All America Fund is called the Indexed Assets. The Fund invests Indexed Assets in the 500 common stocks included in the S&P 500 Index and in futures contracts on the S&P 500 Index. The Fund attempts to match the weightings of stocks in the Indexed Assets with the weightings of those stocks in the S&P 500 Index, and it periodically rebalances the Indexed Assets to maintain those weightings.

--------------------------------------------------------------------------------


Standard & Poor's(R) (S&P(R)) does not sponsor, endorse, sell or promote the Equity Index Fund, All America Fund or Mid-Cap Equity Index Fund. "Standard & Poor's," "S&P," the "S&P 500 Index" and the "Mid-Cap 400 Index" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Investment Company. Standard & Poor's has no obligation or liability for the sale or operation of the Equity Index Fund, All America Fund or Mid-Cap Equity Index Fund and makes no representation as to the advisability of investing in the Funds.

The Fund's ability to duplicate the performance of the S&P 500 Index depends to some extent on the size of the Fund's portfolio. Mutual of America invested $50 million in the All America Fund when the Fund began operations. Mutual of America (directly or through an affiliate) currently intends to maintain an investment in the Fund so that the Fund's assets are at least $25 million at any time.

Active Assets. The Fund invests approximately 40% of its assets to seek to achieve a high level of total return, through both appreciation of capital and, to a lesser extent, current income, by means of a diversified portfolio of primarily common stocks with a broad exposure to the market. The Adviser and two Subadvisers actively manage this portion of the All America Fund, which is called the Active Assets.

The Fund tries to maintain, to the extent possible, approximately equal amounts in each segment of the Active Assets. The Adviser periodically rebalances assets in the All America Fund to retain the approximate 60%/40% relationship between Indexed Assets and Active Assets, based on then current market values.


Adviser--Small Capitalization Value Stocks. The Adviser generally invests in stocks that it considers undervalued and with the potential for above average investment returns, issued by companies with small market capitalizations. Some of the companies whose stocks the Adviser selects may have limited Wall Street coverage and low institutional ownership, which may make the stocks more difficult to sell in certain market conditions.


      o The Adviser seeks securities with a depressed valuation compared to their previous valuations or compared to a universe of peer companies. The Adviser determines depressed valuation primarily through consideration of earnings, cash flow or net equity.

      o Issuers must have executive management that the Adviser considers strong and capable of executing a clear business strategy for the company.

The Adviser at times may actively trade the securities in its portion of the All America Fund, depending on market conditions.


The Adviser--Large Capitalization Value Stocks. The Adviser invests this portion of Active Assets in stocks it considers to be of high quality with lower than average price volatility and low price/earning ratios, issued by companies with large market capitalizations. Companies generally will have:


      o     below market debt levels,

      o     earnings growth of 10% or more,

      o     current yield greater than the average of the S&P 500, and

      o market capitalization not less than that of any company included in the S&P Barra Value Index, updated quarterly.

The Adviser at times may actively trade the securities in its portion of the All America Fund, depending on market conditions.


Fred Alger Management, Inc.--Small Capitalization Growth Stocks. This Subadviser invests in stocks that it considers to be fundamentally sound with the potential for strong growth and for earnings in excess of market expectations, issued by companies with small market capitalizations.


      o     The  securities  of  these   companies   often  are  traded  in  the
            over-the-counter market.

      o Except during temporary defensive periods, at least 65% of the assets in the Fred Alger portfolio will be invested in equity securities of companies that, at the time of the Fund's purchase, have total market capitalization within the range of capitalization of the companies included in the Russell 2000 Growth Index or the S&P SmallCap 600 Index, updated quarterly. During defensive periods, Fred Alger may not achieve the investment objective for its portion of the All America Fund.

Fred Alger uses a bottom-up approach in selecting stocks for its portion of the Fund, evaluating each issuer of securities before making an investment. Through in-house research by analysts who are organized according to industry groups, it develops stock selection recommendations that are presented to executive officers and portfolio managers for evaluation and discussion. The portfolio manager for the Fred Alger portion of the Fund then determines the individual stocks that are appropriate for purchase. Fred Alger actively trades the securities in its portion of the All America Fund, and its portfolio turnover rate generally will be higher than the portfolio turnover rate for the other portions of the Active Assets.

Oak Associates, Ltd.--Mid- and Large Capitalization Growth Stocks. This Subadviser invests in mid- and large-sized capitalization stocks, which often have low current income and the potential for significant growth. Its approach is to:


      o     monitor 400 stocks,

      o at any one time to invest in approximately 15-25 common stocks without regard for market industry weighting, and

      o usually hold securities that have appreciated in value, rather than selling them to realize capital gains.

Oak Associates identifies industries it believes are attractive from a long-term perspective, based on the direction of interest rates, the overall stock market environment, the inflation rate and evolving relationships of economic sectors. In selecting individual stocks, Oak Associates evaluates companies' growth prospects and utilizes relative valuation measures such as price to earnings ratio as compared to long-term growth rate, historical levels and the S&P 500 Index.

Active trading of the Active Assets, if it occurs, will result in higher transaction costs and may increase the realized (taxable) capital gains for the Fund.


Mid-Cap Equity Index Fund:  The investment objective of the Mid-Cap Equity Index
                            Fund is to provide investment results that correspond to the performance of the S&P MidCap 400 Index.

The Fund seeks to achieve its objective primarily by:

      o Purchasing shares of the 400 common stocks that are part of the S&P MidCap 400 Index.

            * Stocks are selected in the order of their weightings in the S&P MidCap 400 Index, beginning with the heaviest weighted stocks.

            *     The  percentage of the Fund's  assets  invested in each of the
                  selected  stocks  will  be  approximately   the  same  as  the
                  percentage the stock represents in the S&P MidCap 400 Index.

            * The Fund attempts to be fully invested at all times, and at least 80% of the Fund's net assets will be invested in the stocks that comprise the S&P MidCap 400 Index.

      o Purchasing futures contracts on the S&P MidCap 400 Index and options on futures contracts on the S&P 400 Index to invest cash prior to the purchase of common stocks, in an attempt to have the Fund's performance more closely correlate with the performance of the S&P MidCap 400 Index.

The Adviser uses a computer program to determine which stocks are to be purchased or sold to copy the S&P MidCap 400 Index. From time to time, the Fund makes adjustments in its portfolio (rebalances) because of changes in the composition of the S&P MidCap 400 Index or in the valuations of the stock within the Index relative to other stocks within the Index.

There is a risk that the Fund's investment performance may not precisely duplicate the performance of the S&P MidCap 400 Index, due to cash flows in and out of the Fund and investment timing considerations. The Fund also pays investment advisory expenses that are not applicable to an unmanaged index such as the S&P MidCap 400 Index.

The Fund's ability to duplicate the performance of the S&P MidCap 400 Index depends to some extent on the size of the Fund's portfolio. Mutual of America invested $20 million in the Mid-Cap Equity Index Fund when the Fund began operations and intends to maintain an investment in the Fund so that the Fund's assets are at least $20 million at any time.

Aggressive Equity Fund: The investment objective of the Aggressive Fund is capital appreciation.

The Fund invests in growth stocks and value stocks, and the Adviser determines the percentage of the Fund's assets invested in growth stocks or value stocks at any one time. At least 85% of the Aggressive Equity Fund's total assets will be invested in equity securities under normal market conditions.

      o     Growth  stocks  are  stocks  that  the  Adviser  considers  to  have
            above-average  growth  potential,   based  on  earnings,   sales  or
            prospective economic or political changes.

      o Value stock are stock that the Adviser views as undervalued, based on the issuer's assets, earnings or growth potential.

The Adviser uses a "bottom-up" approach in selecting stocks for the Fund, evaluating an issuer of securities before purchasing those securities for the Fund, without taking into account possible changes in the general economy. The Adviser continually reviews the universe of companies with small market capitalization to identify securities with growth or value characteristics that meet its requirements. In evaluating an individual security, the Adviser determines the security's valuation relative to other securities in the same sector or industry.

Some of the stocks the Fund purchases have small market capitalizations and may be traded-over-the counter instead of on an exchange. During different market cycles, either growth or value stocks may be out of favor with investors and may have more market risk (price volatility) than larger capitalization stocks.


Bond Fund:  The primary  investment  objective  of the Bond Fund is to provide a high level of current income. A secondary objective is preservation of shareholders' capital.

The average maturity of the debt securities held by the Bond Fund will vary according to market conditions and the stage of the interest rate cycle. The Fund's Adviser anticipates that the average maturity of the Fund's securities holdings will be between five and ten years.

The Fund invests at least 80% of its assets in investment grade debt obligations issued by U.S. corporations or issued by the U.S. Government or its agencies.


      o The Fund invests in various types of debt securities, including bonds, mortgage-backed securities, zero coupon securities and asset-backed securities, with ratings that range from AAA to BBB at the time of purchase.


      o The percentage of the Fund's portfolio invested in particular types of securities will vary, depending on market conditions and the Adviser's assessment of the income and returns available from corporate securities in relation to the risks of investing in these securities.


      o At December 31, 1999, the Bond Fund had invested as a percentage of net assets approximately 1% in zero coupon securities, 19% in U.S. Treasury Securities and 6% in U.S. Government agency mortgage-backed securities. At that date, 35% of the Fund's net assets were invested in obligations rated AAA, 41.6% of its net assets were invested in corporate obligations rated BBB and 7.7% of its net assets were invested in corporate obligations rated below investment grade. At June 30, 2000, the Bond Fund had invested as a percentage of net assets approximately % in zero coupon securities, % in U.S. Treasury Securities and % in U.S. Government agency mortgage-backed securities. At that date, % of the Fund's net assets were invested in obligations rated AAA, % were invested in corporate obligations rated BBB and % were invested in corporate obligations rated below investment grade. At December 31, 1999 and June 30, 2000, the Fund's non-investment grade holdings were due to ratings downgrades subsequent to purchase by the Fund.


The Adviser uses a bottom-up approach in selecting debt securities for the Fund. This means that the Adviser evaluates each issuer of securities before making an investment, rather than selecting securities or industries based on possible changes in the economy. The Adviser's approach generally is to purchase securities for income. In selecting an individual security, it reviews historical financial measures and considers the price and yield relationship to other securities to determine a proper relative value for the security.

The Fund generally does not purchase and sell securities in anticipation of interest rate changes in the economy. The Adviser may sell a security that it considers to have become overvalued relative to alternative investments, and reinvest in an alternative security.

Money Market Fund:   The  investment  objective  of the Fund is to realize  high
                     current   income  to  the   extent   consistent   with  the
                     maintenance of liquidity, investment quality and stability of capital.

In selecting specific  investments for the Fund, the Adviser seeks securities or
instruments   with  the  highest   yield  or  income  that  meet  the  following
requirements.


      o The Fund invests only in money market instruments and other short-term debt securities, including commercial paper issued by U.S. corporations and in U.S. Government and U.S. Government agency securities. At December 31, 1999 and June 30, 2000, 100% and %, respectively, of the Fund's assets were invested in commercial paper, a portion of which were also U.S. Government agency securities.


      o All of the securities the Fund purchases have a rating in one of the two highest rating categories from at least two nationally recognized rating agencies, and substantially all (at least 95%) have a rating in the highest category from at least two of these rating agencies.

      o At the time of purchase, a security must mature in 13 months or less (or 25 months for U.S. Government securities). The dollar-weighted average maturity of the Fund's securities must be 90 days or less.

      o The Fund will not invest more than 5% of its total assets in the securities of any one issuer, other than U.S. Government or agency securities.

The Fund does not maintain a stable net asset value. Income the Fund earns on its portfolio holdings increases the Fund's net asset value per share until the Fund declares a dividend. The Fund declares a dividend of net investment income at least semi-annually, and the Fund's net asset value per share declines as a result of the distribution to its shareholders.

The Fund uses the amortized cost method of valuing securities that have a remaining term to maturity of 60 days or less. Because the Fund uses market value for securities that mature in more than 60 days, the Fund does not invest more than 20% of its assets in these securities, to limit the possibility of a decline in the Fund's net asset value.

An investment in the Fund has little market or financial risk but a relatively high level of current income volatility, because its portfolio holdings are high quality instruments that have a short time to maturity. Investments in the Money Market Fund are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other U.S. Government agency.

Risks of Investing in a Stock Fund
--------------------------------------------------------------------------------

When you invest in a stock fund, you should consider that:

      o The fund is subject to market risk -- the value of your investment will go up or down, depending on movements in the stock markets. As a result, you may lose money from your investment, or your investment may increase in value.

      o The investment results for a particular Fund may be better or worse than the results for the stock markets taken as a whole, depending on the type of securities in which the Fund invests.

      o The investment results for a particular Fund may be better or worse than the results of other funds that invest in the same types of securities. In other words, stock selection by a Fund's investment adviser(s) will impact the Fund's performance.

      o The prices and investment performance of stocks that are issued by companies with smaller market capitalizations may fluctuate more than the prices and investment performance of stocks that are issued by companies with larger market capitalizations.

      o A Fund may have more difficulty selling a small cap stock or any stock that trades "over-the-counter", as compared to larger capitalization stocks or stocks that trade on a national or regional stock exchange.

      o Value stocks and growth stocks usually have different investment results, and either investment style may become out of favor with stock investors at a given time.

Risks of Investing in a Bond Fund
--------------------------------------------------------------------------------

When you invest in a bond fund, you should consider that:

      o The fund has market risk -- the value of your investment will go up or down depending on movements in the bond markets. As a result, you may lose money from your investment, or your investment may increase in value.

      o The investment results for a particular Fund may be better or worse than the results for the comparable bond market taken as a whole, depending on the type of debt securities in which the Fund invests.

      o The investment results for a particular Fund may be better or worse than the results of other funds that invest in the same types of securities. In other words, security selection by a Fund's investment adviser will impact the Fund's performance.

      o Changes in prevailing interest rates usually will impact the value of debt securities. The longer the time period before the security matures (or is expected to be redeemed), the more impact interest rate changes will have on the price of the bond. When interest rates rise, the prices of outstanding debt securities tend to fall. When interest rates fall, the prices of outstanding debt securities tend to rise.

      o Mortgage-backed securities or certificates are subject to prepayment or extension risk when interest rates change. When interest rates fall, the underlying mortgages may be prepaid at a faster rate than previously assumed in pricing the mortgage-backed security, which would shorten the period to maturity. When interest rates rise, the underlying mortgages may be prepaid at a slower rate than previously assumed, which would lengthen the period to maturity.

      o In periods of economic uncertainty, investors may favor U.S. government debt securities over debt securities of corporate issuers, in which case the value of corporate debt securities would decline in relation to the value of U.S. government debt securities.

      o Zero coupon securities and discount notes do not pay interest, and they may fluctuate more in market value and be more difficult for a Fund to resell during periods of interest rate changes than comparable securities that pay interest in cash at regular intervals. In addition, the Fund may lose a portion of the principal amount of a zero coupon security if it sells the security after an increase in interest rates.

      o Unrated securities or securities rated below investment grade may be subject to a greater market risk than higher rated (lower yield) securities. Since lower rated and unrated securities are generally issued by corporations that are not as creditworthy or financially secure as issuers of higher rated securities, there is a greater risk that issuers of lower rated (higher yield) securities will not be able to pay the principal and interest due on such securities, especially during periods of adverse economic conditions.

      o The market for debt securities may be subject to significant volatility, and volatility has generally increased in recent years.

Specific Investments or Strategies, and Related Risks
--------------------------------------------------------------------------------

This section provides additional information about certain of the principal investment strategies used by the Funds and additional investment strategies the Funds may use from time to time.

Options and Futures Contracts


Investment Strategies. All of the Funds (other than the Money Market Fund) may purchase and sell put and call options contracts, futures contracts and options on futures contracts. Depending on the types of securities in which a Fund invests, the contracts relate to fixed-income securities (including U.S. Government and agency securities), equity securities or indexes of securities. All contracts must relate to U.S. issuers or U.S. stock indexes.

A put option on a security gives the Fund the right to sell the security at a certain price. The purchase of a put option on a security protects the Fund against declines in the value of the security. A Fund may buy a put option contract on a security only if it holds the security in its portfolio.

A call option on a security gives the Fund the right to buy the security at a certain price. The purchase of a call option on a security protects the Fund against increases in the value of the security that it is considering purchasing. A Fund may sell a call option contract on a security only if it holds the security in its portfolio (a covered call).

A Fund may use futures contracts, or options on futures contracts, to protect against general increases or decreases in the levels of securities prices:

      o When a Fund anticipates a general decrease in the market value of portfolio securities, it may sell futures contracts. If the market value falls, the decline in the Fund's net asset value may be offset, in whole or in part, by corresponding gains on the futures position.

      o When a Fund projects an increase in the cost of fixed-income securities or stocks to be acquired in the future, the Fund may purchase futures contracts on fixed-income securities or stock indexes. If the hedging transaction is successful, the increased cost of securities subsequently acquired may be offset, in whole or in part, by gains on the futures position.

Risks From Options And Futures Contracts. Risks to a Fund in options and futures transactions include the following:

      o The securities held in a Fund's portfolio may not exactly duplicate the security or securities underlying the options, futures contracts or options on futures contracts traded by the Fund, and as a result the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index, securities or debt obligation.

      o A Fund purchasing an option may lose the entire amount of the premium plus related transaction costs.

      o If a Fund has written a covered call option and the price of the underlying security increases sufficiently, the option may be exercised. The Fund will be required to sell the security at a price below current market value, with the loss offset only by the amount of the premium the Fund received from writing the option.

Zero Coupon Securities and Discount Notes


The Bond Fund, as well as the All America Fund and Aggressive Equity Fund to the extent they invest in fixed income securities, may invest in discount notes and zero coupon securities. Discount notes mature in one year or less from the date of issuance. Zero coupon securities may be issued by corporations, the U.S. Government or certain U.S. Government agencies. Discount notes and zero coupon securities do not pay interest. Instead, they are issued at prices that are discounted from the principal (par) amount due at maturity.


Risks From Zero Coupon Securities and Discount Notes. Zero coupon securities and discount notes may fluctuate more in market value and be more difficult for a Fund to resell during periods of interest rate changes in the economy than comparable securities that pay interest in cash at regular intervals. The market values of outstanding debt securities generally decline when interest rates are rising, and during such periods a Fund may lose more investment capital if it sells zero coupon securities prior to their maturity date or expected redemption date than if it sells comparable interest-bearing securities. In general, the longer the remaining term to maturity or expected redemption of a security, the greater the impact on market value from rising interest rates.

Redeemable Securities

An issuer of debt securities, including zero coupon securities, often has the right after a period of time to redeem (call) securities prior to their stated maturity date, either at a specific date or from time to time. When interest rates rise, an issuer of debt securities generally is less likely to redeem securities that were issued at a lower interest rate, or for a lower amount of original issue discount in the case of the zero coupon securities. In such instance, the period until redemption or maturity of the security may be longer than the purchaser initially anticipated, and the market value of the debt security may decline. If an issuer redeems a security when prevailing interest rates are relatively low, a Fund may be unable to reinvest proceeds in comparable securities with similar yields.

American Depository Receipts ("ADRS")


ADRs are dollar-denominated receipts that U.S. banks generally issue. An ADR represents the deposit with the bank of a security of a foreign issuer. ADRs are publicly traded on exchanges or are traded over-the-counter in the United States. An ADR has currency risk, because its value is based on the value of the security issued by a foreign issuer. The All America Fund and Aggressive Equity Fund may invest in ADRs.


ADRs are subject to many of the same risks as foreign securities, such as possible:

      o     unavailablity of financial information,

      o     changes in currency or exchange rates, and

      o difficulty by the Adviser or a Subadviser in assessing economic or political trends in a foreign country.

Mortgage-Backed Securities


The Bond Fund, as well as the All America Fund and Aggressive Equity Fund to the extent they invest in debt securities, may invest in mortgage-backed securities. These securities represent interests in pools of mortgage loans, or they may be collateralized mortgage obligations secured by pools of mortgage loans (CMOs). Holders of mortgage-backed securities receive periodic payments that consist of both interest and principal from the underlying mortgages.


Some mortgage-backed securities are issued by private corporations. Mortgage-backed securities also include securities guaranteed by the Government National Mortgage Association (Ginnie Maes), securities issued by the Federal National Mortgage Association (Fannie Maes), participation certificates issued by the Federal Home Loan Mortgage Corporation (Freddie Macs). The timely payment of principal and interest is backed by the full faith and credit of the U.S. Government (full faith and credit) in the case of Ginnie Maes, but Fannie Maes and Freddie Macs are not full faith and credit obligations.

Risks From Mortgage Backed Securities. Characteristics of underlying mortgage pools will vary, and it is not possible to precisely predict the realized yield or average life of a particular mortgage-backed security, because of the principal prepayment feature inherent in the security.

      o A decline in interest rates may lead to increased prepayment of the underlying mortgages, and the securityholder may have to reinvest proceeds received at lower yields. Unscheduled or early payments on the underlying mortgages may shorten the effective maturity of a mortgage-backed security and could negatively affect the yield and price of the security.

      o An increase in interest rates may lead to prepayment of the underlying mortgages over a longer time period than was assumed when the mortgage-backed security was purchased, and the securityholder may not receive payments to reinvest at higher rates of return. Delay in payments on the underlying mortgages may lengthen the effective maturity of the security and could negatively affect the price and yield of the security.

      o Mortgage-backed securities issued by private corporations generally will have more credit risk than securities issued by U.S. Government agencies. Freddie Mac and Fannie Mae mortgage-backed securities, which are not full faith and credit obligations, may have more credit risk than Ginnie Mae securities.

--------------------------------------------------------------------------------
INFORMATION ABOUT FUND SHARES
--------------------------------------------------------------------------------

Pricing of Funds' Shares
--------------------------------------------------------------------------------

The purchase or redemption price of a Fund share is equal to its net asset value that we next calculate after we receive the purchase or redemption order. A Fund's net asset value per share is equal to the sum of the value of the securities it holds plus any cash or other assets (including accrued interest and dividends), minus all liabilities (including accrued expenses) divided by the number of shares outstanding. The Adviser determines a Fund's net asset value as of the close of trading on the New York Stock Exchange on each day the New York Stock Exchange is open for trading (a Valuation Day). The Exchange usually closes at 4:00 p.m. Eastern Time but sometimes closes earlier.

      o In determining a Fund's net asset value, the Adviser uses market value.

      o If a money market security has a remaining maturity of 60 days or less, the Adviser will use the amortized cost method of valuation to approximate market value (the Adviser assumes constant proportionate amortization in value until maturity of any discount or premium).

      o If there are any equity or debt securities or assets for which market quotations are not readily available, the Adviser will use fair value pricing, as determined in good faith by, or under the direction of, the Board of Directors of the Investment Company.

Purchases of Fund Shares
--------------------------------------------------------------------------------

Only institutional investors may purchase Fund shares. Institutional investors include endowments, foundations, corporations, not-for-profit corporations, municipalities and other public entities and trusts. There is no sales charge for the purchase of Fund shares.

Mutual of America Securities Corporation, 320 Park Avenue, New York, New York 10022 (the Distributor), is the principal underwriter and distributor of Fund shares. The Distributor has field offices throughout the United States for the offering and sale of shares of the Investment Company's Funds.


A shareholder must pay the purchase amount by wire transfer of Federal Funds. Wire transfers for purchases should be made on any day on which the Investment Company, Federal Reserve Bank of New York and the Investment Company's custodian and transfer agent are open and the New York Stock Exchange is open. If a wire transfer is made on a day the New York Stock Exchange is closed but the Investment Company's transfer agent is open (such as Good Friday), the purchase will be effective as of the next Valuation Day (see definition under "Pricing of Funds' Shares" above).


The Investment Company reserves the right to reject any purchase order, to increase or decrease the minimum required initial and subsequent investments and to waive the minimum for an initial investment or for subsequent investments.

How to Purchase Shares of the Funds
--------------------------------------------------------------------------------

Application:                        A  prospective  purchaser  must  complete an
                                    application,    including    any    required
                                    resolutions,  attached  to this  Prospectus.
                                    You may obtain  additional  applications  by
                                    calling    the    Investment    Company   at
                                    1-800-914-8716.

Application Delivery:               A  prospective  purchaser  should  deliver a
                                    completed   application   to  a   registered
                                    representative     of    the    Distributor.
                                    Registered  representatives are employees of
                                    Mutual of America Life Insurance Company.

Application Approval:               After the Investment Company and Distributor
                                    have approved an application, the registered
                                    representative  (or the Investment  Company)
                                    will notify the  prospective  purchaser that
                                    the  account has been  established  and that
                                    the   purchaser  may  transmit  the  initial
                                    purchase amount.

Minimum Purchase:                   A shareholders'  initial purchase must total
                                    at least $25,000, and subsequent purchases must total at least $5,000.


Wire Transfer of Funds:             An investor  must send all purchase  amounts
                                    by wire transfer of Federal Funds to the Investment Company's account at its transfer agent, on a day the New York Stock Exchange is open for trading. Your bank may charge you a fee for the wire transfer. You may contact the Investment Company by telephone at 1-800-914-8716 between the hours of 9:00 a.m. and 8:00 p.m. Eastern Time, Monday through Friday on any business day, to advise of an anticipated wire transfer. Your bank should wire funds according to these instructions:

                                    State Street Bank and Trust Company
                                    Boston, Massachusetts 02101
                                    ABA #011-000028
                                    BNF = AC-49097181, Mutual Funds F/B/O
                                          Mutual of America
                                    OBI = Purchaser: Acct. No.:
                                    $  to the Equity Fund     $  to the All
                                                                   America Fund
                                    $  to Mid-Cap Equity      $  to Aggressive
                                         Index Fund                Equity Fund
                                    $  to the Bond Fund       $  to the Money
                                                                   Market Fund


                                    Your funds may be returned to you if the Investment Company or its transfer agent does not have sufficient information to insure the correct processing of the funds or if your application has not yet been approved.


Receipt of Order:                   Wire   transfer   funds   received   by  the
                                    Investment  Company in its account  prior to
                                    4:00 p.m.  Eastern  Time on a Valuation  Day
                                    will  be   considered   received  that  day.
                                    Purchase  amounts  received  after 4:00 p.m.
                                    Eastern Time will be considered received on the next Valuation Day.


Wire Transfer Days:                 Wire  transfers  for  the  purchase  of Fund
                                    shares  can  be  made  on  days  when  banks
                                    (including  the transfer  agent) and the New
                                    York Stock  Exchange are open for  business.
                                    The Investment Company anticipates that wire
                                    transfers  cannot be made on  Saturdays  and
                                    Sundays,  and the holidays of Martin  Luther
                                    King, Jr.'s Birthday,  Presidents' Day, Good
                                    Friday,   Memorial  Day,  Independence  Day,
                                    Labor  Day,  Columbus  Day,  Veterans'  Day,
                                    Thanksgiving  Day,  Christmas  Day  and  New
                                    Year's Day.

Redemptions of Fund Shares
--------------------------------------------------------------------------------

A shareholder at any time may redeem (sell) shares of the Fund(s) that the shareholder owns. There is no deferred sales charge when a shareholder redeems shares of the Funds.

If a shareholder's redemption order is received by 4:00 p.m. Eastern Time on a Valuation Day (see definition under "Pricing of Funds' Shares"), the redemption proceeds usually will be transmitted on a trade date-plus-one basis (the next Valuation Day). Wire Transfers of redemption proceeds cannot be made on days the transfer agent is closed. See "Wire Transfer Days" above under "How to Purchase Shares of the Funds".


We pay redemption proceeds normally within seven days of receipt of the redemption request, unless the Investment Company suspends or delays payment of redemption proceeds as permitted in accordance with SEC regulations.

A shareholder will receive redemption proceeds in cash deposited to its bank account, except that the Investment Company reserves the right to redeem shares by the delivery, in whole or in part, of readily marketable securities instead of cash when a shareholder's redemption proceeds total more than 10% of the net asset value of a Fund.

The Investment Company reserves the right to change or waive the minimum amount for a redemption, which currently is $5,000. The Investment Company reserves the right to redeem, upon not less than 30 days' written notice, all shares in a shareholder's Fund account when the aggregate value of the shares is less than $5,000.

Exchanges of Fund Shares
--------------------------------------------------------------------------------


A shareholder may exchange shares of one Fund for shares of another Fund. An exchange is the redemption of the shares from one Fund and the application of the redemption proceeds to the immediate purchase of shares of another Fund on a Valuation Day.


The Investment Company may terminate or modify the terms of the exchange privilege upon 30 days' written notice to shareholders. The Investment Company may refuse to implement the purchase side of any exchange request that it concludes is based on a market timing or asset allocation strategy if the Investment Company determines the exchange would be disruptive to a Fund.

The Investment Company reserves the right to change or waive the minimum amount for an exchange, which currently is $5,000.

How to Place a Redemption or Exchange Order
--------------------------------------------------------------------------------

Who May Give an Order:              Only a shareholder's authorized person using
                                    a Personal  Identification Number (PIN) that
                                    we have  assigned  may  place  a  redemption
                                    order or exchange order. A shareholder  must
                                    list  authorized   persons  in  the  initial
                                    application to purchase Fund shares, in an amended application, or in another written form that is acceptable to the Investment
                                    Company.

Minimum Amount:                     A redemption  or exchange  order must be for
                                    at least $5,000.

Orders by  Telephone:               A  shareholder  may  place a  redemption  or
                                    exchange   order   by   telephone   if   the
                                    shareholder elected the option for telephone
                                    orders  in  its   initial   application   to
                                    purchase   Fund  shares  or  in  an  amended
                                    application.

                                    A  shareholder  should  call the  Investment
                                    Company at 1-800-914-8716 between the hours of 9:00 a.m. and 8:00 p.m. Eastern Time, Monday through Friday on any Valuation Day to place an order. If a shareholder places a redemption or exchange order after 4:00 p.m. Eastern Time on a Valuation Day or on a day that is not a Valuation Day, the order will be considered received on the next Valuation Day.

                                    The  Investment   Company  will  verify  the
                                    shareholder's  name, the PIN assigned by the
                                    Investment  Company to the authorized person
                                    calling    for   the    account    and   the
                                    shareholder's account number, and record telephone requests.

                                    The   Investment   Company  and  the  Funds'
                                    transfer  agent  will not be liable  for any
                                    losses  or  expenses   resulting   from  any
                                    telephone   redemption  or  exchange   order
                                    reasonably believed to be genuine or for the
                                    inability  of  a   shareholder   to  make  a
                                    telephone request on any particular day. The
                                    Investment Company reserves the right to add to or modify its procedures in the future.

Orders In  Writing:                 A  shareholder  may  make  a  redemption  or
                                    exchange request in writing. The shareholder must specify the account name, the account number, the Fund from which shares are to be redeemed, the dollar amount or number of shares to be redeemed, and for exchange orders, the Fund or Funds whose shares will be purchased with the exchange proceeds.

                                    The necessary authorized person(s) must sign the order, and each signer should print his or her name and title under the signature.

                                    A shareholder  should send a written request
                                    to Mutual of  America  Institutional  Funds,
                                    Inc.,  320 Park Avenue,  New York,  New York
                                    10022.  A  shareholder  may  send a  written
                                    request  to  the  Regional   Office  of  the
                                    Distributor, which will foward the request to the Investment Company. The Valuation Day for the order will be the Valuation Day the Investment Company receives the request at its 320 Park Avenue offices.

Redemption Proceeds:                A   shareholder   will  receive   redemption
                                    proceeds by wire  transfer of Federal  Funds
                                    to   the   bank   account   stated   in  the
                                    shareholder's initial application, or in an amended application. An authorized person may not specify a different bank account by telephone.

Exchange Proceeds:                  The  proceeds  from the  shares  of the Fund
                                    being exchanged are immediately applied for the purchase of shares in another Fund.

Shareholder Reports and Confirmation Statements
--------------------------------------------------------------------------------

The Investment Company, on behalf of the Distributor, will send to shareholders confirmation statements for each purchase, exchange or redemption transaction. A confirmation statement will show the Fund, number of shares, order date, net asset value per share and dollar amount for the transaction. A shareholder must report any error on a confirmation statement within two weeks after the mailing or other transmission of the statement to the shareholder.

The Investment Company will send each shareholder a quarterly statement, which will include Fund shares purchased, exchanged or redeemed during the month, the net asset value per share and total dollar amount for each transaction, and the shareholder's account balance in each Fund at the end of the period.


Dividends, Capital Gains Distributions and Taxation of Funds
--------------------------------------------------------------------------------


For each Fund, the Investment Company declares dividends at the end of June and end of December to pay out all or substantially all of the Fund's net investment income (dividends) and declares dividends at the end of December to pay out substantially all of the Fund's net realized short and long term capital gains (capital gains distributions). A Fund may make a special distribution in September of each year to comply with Federal tax law requirements for mutual funds.

A shareholder may elect, in its application to purchase Fund shares or in an amended application, to:

      o automatically reinvest dividends and distributions from a Fund in additional shares of the Fund;

      o     receive dividends and distributions in cash; or

      o automatically reinvest dividends from any Fund in shares of the Money Market Fund.

A Fund is not subject to Federal income tax on ordinary income and net realized capital gains that it distributes to shareholders, as long as the Fund satisfies Federal tax law provisions, including certain minimum distribution requirements. Each Fund is treated as a separate corporation for Federal income tax purposes and must satisfy the tax requirements independently.

Shareholder Taxation
--------------------------------------------------------------------------------

Each shareholder should consult its own tax adviser about the Federal, state, local and, if applicable, foreign tax consequences of investing in Fund shares, because investors' tax situations will vary. Below are general rules about Federal income taxation for an investor to consider.

When a shareholder redeems (sells) shares of a Fund, including in an exchange transaction, the shareholder will have a gain or a loss on its investment in those shares.

      o If the shareholder owned the shares sold for more than a year, it generally will have a long-term capital gain or loss.

      o If the shareholder owned the shares sold for less than a year, any gain will be short-term capital gain taxable at ordinary income rates, and any loss may be subject to special tax rules.

When a shareholder receives dividends or distributions from a Fund, the shareholder (unless it is exempt from taxation) will owe tax on the amount received, even if the shareholder automatically reinvests the dividend or distribution in additional Fund shares. A shareholder will receive dividends or distributions when declared and paid by a Fund, even if the shareholder has only recently purchased Fund shares.

      o Ordinary income rates apply to a Fund's dividends of ordinary income and net realized short-term capital gains.

      o Capital gain rates apply to a Fund's distributions of net realized long-term capital gains.

      o     A potential  investor  should  consider the tax impact of purchasing
            Fund  shares  when  the  Fund  is  expected  to  pay   dividends  or
            distributions in the near future.

Withholding For Federal Income Taxes. A shareholder on its application to purchase Fund shares may make representations and provide information to be exempt from withholding for Federal income tax on the Investment Company's distributions and dividends and payment of redemption proceeds. U.S. corporate shareholders and certain other entities named in the Internal Revenue Code are exempt from withholding under certain circumstances.

The Investment Company will withhold for Federal income tax if:

      o a shareholder has not provided a correct taxpayer identification number, or

      o a shareholder has not made the certifications required to be exempt from withholding, or

      o the Investment Company or the shareholder has been notified by the Internal Revenue Service that the shareholder is subject to back-up withholding.

A shareholder may credit any amount withheld by the Investment Company against the Federal income tax liability of the shareholder.

Each January, the Investment Company will provide reports to Fund shareholders of the Federal income tax status of distributions and dividends made by the Funds during the previous year.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights tables are intended to help you understand the Funds' financial performance. They show performance for the period of a Fund's operations, because the Funds have operated less than five years. (The Mid-Cap Equity Index and Aggressive Equity Funds began operations on September 1, 2000 and are not shown below.) Certain information reflects financial results for a single Fund share.


The total returns in the table represent the rate that an investor would have earned or lost on an investment in the particular Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the Investment Company's financial statements, are included in the annual report, which is available upon request.

All America Fund
--------------------------------------------------------------------------------



                                                            Six Months                Year Ended December 31,
                                                               Ended         --------------------------------------
                                                           June 30, 2000      1999      1998       1997       1996*
                                                           ------------      ------    ------     ------     ------

Net Asset Value, Beginning of Year/Period ............                       $15.08    $12.65     $10.98     $10.00
                                                                             ------    ------     ------     ------

Income From Investment Operations:
  Net Investment Income ..............................                          .09       .07        .08        .06
  Net Gains or Losses on Securities
    (realized and unrealized) ........................                         3.81      2.57       2.77        .98
                                                                             ------    ------     ------     ------

    Total From Investment Operations .................                         3.90      2.64       2.85       1.04
                                                                             ------    ------     ------     ------

Less Dividend Distributions:
  From net investment income .........................                         (.08)     (.08)      (.08)      (.06)
  From capital gains .................................                        (2.43)     (.13)     (1.10)        --
                                                                             ------    ------     ------     ------

    Total Distributions ..............................                        (2.51)     (.21)     (1.18)      (.06)
                                                                             ------    ------     ------     ------

Net Asset Value, End of Year/Period ..................                       $16.47    $15.08     $12.65     $10.98
                                                                             ======    ======     ======     ======

Total Return(a) ......................................                         26.0%     21.0%      26.0%      10.4%

Ratios/Supplemental Data
Net Assets, End of Year/Period ($ millions) ..........                       $ 72.4    $ 70.8     $ 56.7     $ 55.5
Ratio of Net Investment Income to Average Net Assets .                          .51%      .55%       .59%       .95%(b)
Ratio of Expenses to Average Net Assets ..............                          .85%      .84%       .84%       .87%(b)
Ratio of Expenses to Average Net Assets after
  Expense Reimbursement ..............................                          .84%      .82%       .81%       .85%(b)
Portfolio Turnover Rate(c) ...........................                        34.89%    41.25%     35.96%      9.33%


----------
*     Commenced operations May 1, 1996.

See footnotes on page 24.

Equity Index Fund
--------------------------------------------------------------------------------


                                                                     Six Months Ended        Year Ended
                                                                      June 30, 2000      December 31, 1999*
                                                                     ----------------    -----------------

Net Asset Value, Beginning of Year/Period .......................                              $10.00
                                                                                               ------
Income From Investment Operations:
  Net Investment Income .........................................                                 .08
  Net Gains or Losses on Securities (realized and unrealized) ...                                 .82
                                                                                               ------
    Total From Investment Operations ............................                                 .90
                                                                                               ------
Less Dividend Distributions:
  From net investment income ....................................                                (.08)
  From capital gains ............................................                                (.02)
                                                                                               ------
    Total Distributions .........................................                                (.10)
                                                                                               ------
Net Asset Value, End of Year/Period .............................                              $10.80
                                                                                               ------
Total Return(a) .................................................                                 9.0%

Ratios/Supplemental Data
Net Assets, End of Year/Period ($ millions) .....................                               $29.5
Ratio of Net Investment Income to Average Net Assets ............                                1.22%(b)
Ratio of Expenses to Average Net Assets .........................                                 .63%(b)
Ratio of Expenses to Average Net Assets after
   Expense Reimbursement ........................................                                 .32%(b)
Portfolio Turnover Rate(c) ......................................                                5.67%


----------
*     Commenced operations May 3, 1999.

See footnotes on page 24.



Bond Fund
--------------------------------------------------------------------------------


                                                            Six Months                Year Ended December 31,
                                                               Ended         --------------------------------------
                                                           June 30, 2000      1999      1998       1997       1996*
                                                           ------------      ------    ------     ------     ------

Net Asset Value, Beginning of Year/Period ...............                    $10.41    $10.41     $10.13     $10.01
                                                                             ------    ------     ------     ------

Income From Investment Operations:
  Net Investment Income .................................                       .60       .61        .59        .38
  Net Gains or Losses on Securities
    (realized and unrealized) ...........................                      (.87)      .24        .29        .12
                                                                             ------    ------     ------     ------

    Total From Investment Operations ....................                      (.27)      .85        .88        .50
                                                                             ------    ------     ------     ------

Less Dividend Distributions:
  From net investment income ............................                      (.60)     (.62)      (.59)      (.38)
  From capital gains ....................................                      (.09)     (.23)      (.01)        --
                                                                             ------    ------     ------     ------

    Total Distributions .................................                      (.69)     (.85)      (.60)      (.38)
                                                                             ------    ------     ------     ------

Net Asset Value, End of Year/Period .....................                    $ 9.45    $10.41     $10.41     $10.13
                                                                             ======    ======     ======     ======

Total Return(a) .........................................                      (3.5)%     8.3%       8.9%       5.0%

Ratios/Supplemental Data
Net Assets, End of Year/Period ($ millions) .............                    $ 28.7    $ 25.2     $ 22.1     $ 21.0
Ratio of Net Investment Income to Average Net Assets ....                      6.23%     5.84%      5.69%      5.63%(b)
Ratio of Expenses to Average Net Assets .................                       .93%      .97%      1.00%       .90%(b)
Ratio of Expenses to Average Net Assets After
    Expense Reimbursement ...............................                       .70%      .70%       .70%       .70%(b)
Portfolio Turnover Rate(c) ..............................                     10.07%    33.32%     56.18%     17.85%


----------
*     Commenced operations May 1, 1996.

See footnotes on page 24.

Money Market Fund
--------------------------------------------------------------------------------

                                                            Six Months         Year Ended December 31,
                                                               Ended         ---------------------------
                                                           June 30, 2000      1999      1998       1997*
                                                           ------------      ------    ------     ------
Net Asset Value, Beginning of Year/Period ...............                    $10.23    $10.15     $10.00
                                                              ------         ------    ------     ------

Income From Investment Operations:
  Net Investment Income .................................                       .50       .52        .35
  Net Gains or Losses on Securities
    (realized and unrealized) ...........................                        --        --         --
                                                              ------         ------    ------     ------

    Total From Investment Operations ....................                       .50       .52        .35
                                                              ------         ------    ------     ------

Less: Dividend Distributions
    From Net Investment Income ..........................                      (.34)     (.44)      (.20)
                                                              ------         ------    ------     ------

    Total Distributions .................................                      (.34)     (.44)      (.20)
                                                              ------         ------    ------     ------

Net Asset Value, End of Year/Period .....................                    $10.39    $10.23     $10.15
                                                              ======         ======    ======     ======

Total Return(a) .........................................                       4.9%      5.3%       3.5%

Ratios/Supplemental Data
Net Assets, End of Year/Period ($ millions) .............                     $30.2     $ 6.5      $ 7.5
Ratio of Net Investment Income to Average Net Assets ....                      4.86%     5.14%      5.17%(b)
Ratio of Expenses to Average Net Assets .................                      1.02%     3.21%      2.47%(b)
Ratio of Expenses to Average Net Assets after
   Expense Reimbursement ................................                       .40%      .40%       .40%(b)
Portfolio Turnover Rate(c) ..............................                       N/A       N/A        N/A


----------
*     Commenced operations May 1, 1997

(a) Not annualized. Total return would have been lower had certain expenses not been reduced through expense reimbursement (Note 2).

(b)   Annualized.

(c)   Portfolio turnover rate excludes short-term securities.

N/A   Not Applicable

                               Investment Company
                               ------------------


                   Mutual of America Institutional Funds, Inc.

                                   Distributor
                                   -----------
                    Mutual of America Securities Corporation

                               Investment Adviser
                               ------------------
                Mutual of America Capital Management Corporation

                Subadvisers for a portion of the All America Fund
                -------------------------------------------------
                           Fred Alger Management, Inc.
                              Oak Associates, Ltd.

                              Independent Auditors
                              --------------------
                               Arthur Andersen LLP

                                     Counsel
                                     -------
                      Swidler Berlin Shereff Friedman, LLP

                                    Custodian
                                    ---------
                            The Chase Manhattan Bank

                                 Transfer Agent
                                 --------------
                       State Street Bank and Trust Company

                The Investment Company sells shares of its Funds
                        only to institutional investors.

MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.

320 Park Avenue, New York, New York 10022                         1-800-914-8716

You May Obtain More Information
--------------------------------------------------------------------------------

Registration Statement. We have filed with the Securities and Exchange Commission (the Commission) a Registration Statement about the Investment Company. The Registration Statement includes this prospectus, a Statement of Additional Information (the SAI), and exhibits. You may examine and copy the Registration Statement at the Commission's Public Reference Room in Washington, DC. You may call 1-800-SEC-0330 to learn about the operation of the Public Reference Room.

Statement of Additional Information. The SAI contains additional information about the Investment Company and its Funds. We incorporate the SAI into this Prospectus by reference.

Semi-Annual  and  Annual  Reports.   Additional  information  about  the  Funds'
investments is available in the Investment Company's annual and semi-annual reports to shareholders. In the annual reports, you will find a discussion (for all Funds except the Money Market Fund) of the market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal year.

How To Obtain the SAI and  Reports.  You may obtain a free copy of the SAI or of
the  Investment   Company's  most  recent  annual  and   semi-annual   financial
statements, by:

      o     writing  to us at  320  Park  Avenue,  New  York,  NY  10022,  Attn:
            Institutional Funds, or

      o     calling 1-800-914-8716 and asking for the Investment Company.

The Commission has an Internet web site at http://www.sec.gov. You may obtain the Investment Company's Registration Statement, including the SAI, and its semi-annual and annual reports through the Commission's Internet site. You also may obtain copies of these documents, upon your payment of a duplicating fee, by writing to the Commission's Public Reference Section, Washington, DC 20549-6009.

Where To Direct Questions. If you have questions about the operations of the Investment Company, you should contact your representative at Mutual of America Securities Corporation. You may call 1-800-914-8716 for the address and phone number of the office nearest you.

Investment Company Act of 1940 Act File Number 811-8922

--------------------------------------------------------------------------------

Prospectus dated September 1, 2000

MUTUAL OF AMERICA
INSTITUTIONAL FUNDS, INC.

320 PARK AVENUE
NEW YORK NY 10022-6839

Application and Authorization Form

|_| Initial      Distributor:
|_| Amendment    Mutual of America Securities Corporation
                 Member NASD/SIPC
                 320 Park Avenue, New York, NY 10022-6839

---------------------------
     Taxpayer ID Number

___________________________
 (Account Number Assigned)

-----------------------------
1. Applicant's Account
   Identification
   Please print

________________________________________________________________________________
FULL LEGAL NAME OF INSTITUTION (OWNER OF ACCOUNT)              TELEPHONE NUMBER

________________________________________________________________________________
ADDRESS                                                        FAX NUMBER

________________________________________________________________________________
CITY                                             STATE                 ZIP CODE

________________________________________________________________________________
TO THE ATTENTION OF (NAME AND TITLE)

________________________________________________________________________________
NAME, TITLE AND ADDRESS OF PERSON TO RECEIVE |_| TAX REPORTS
                                             |_| DUPLICATE CONFIRMATIONS

________________________________________________________________________________

-----------------------------
2. Type of Entity
   Check applicable boxes,
   and fill in blanks

|_| Endowment   |_| Not-for-Profit Corporation   |_| Foundation  |_| Corporation

|_| Trust       |_| Partnership (general) (limited) Circle one

|_| Other ______________________________________________________________________

Year entity started _____________ State where formed ___________________________


-----------------------------
3. Investment Objectives

Identify  the  Funds of  Mutual  of  America  Institutional  Funds,  Inc.  whose
investment   objectives  are  consistent  with  Applicant's  current  investment objectives: Check appropriate box(es) below.

|_| Equity Index Fund - investment results that correspond to the investment performance of the S&P 500 Index

|_| All America Fund - total return by capital growth and, to a lesser extent, current income

|_| Mid-Cap Equity Index Fund - investment results that correspond to the investment performance of the S&P Mid-Cap 400 Index

|_| Aggressive Equity Fund - capital appreciation by investing primarily in growth and value common stocks

|_| Bond Fund - current income with preservation of capital a secondary objective

|_| Money Market Fund - current income to extent consistent with liquidity, investment quality and stability of capital

Do you expect to redeem Fund shares, other than from the Money Market Fund, within 30 to 60 days from the date of initial investment to meet short-term liquidity needs? |_| Yes |_| No


-----------------------------
4. Initial Investment in
   Fund Portfolios
   By wire transfer only

Total Investment $____________________ (minimum $25,000 unless waived by
                                       Institutional Fund)


Equity Index $_____________________________ All America $_______________________

All America $______________________________ Bond $______________________________

Money Market $_____________________________ Equity Index $______________________

-----------------------------
5. Telephone Redemption
   and Exchange Requests
   Check one box


|_| Redemption and exchange requests may be made by telephone by Authorized Persons (Item 7 below) or any person reasonably believed by Mutual of America Institutional Funds, Inc. ("the Institutional Fund"), State Street Bank and Trust Company ("Transfer Agent"), or Mutual of America Securities Corporation ("Distributor") to be an Authorized Person.

|_|   Redemption and exchanges may be made in writing only.


-----------------------------
6. Dividends and
   Distributions
   Check one box


|_| Pay all dividends and capital gains distributions in cash to shareholder by wire transfer to account specified in Item 6 of this Application.

|_| Invest all dividends and capital gains distributions from all Funds in Money Market Fund shares.

|_| Reinvest all dividends and capital gains distributions from a Fund in additional Fund shares.


-----------------------------
7. Payment of Proceeds
   to Owner
   Information is required


   May only be changed by
   amendment to Application

All redemption proceeds, and dividends and capital gains distributions that are to be paid to Applicant, should be sent by wire transfer to Applicant as follows:

Bank Name ______________________________________________________________________

Address ________________________________________________________________________

City _____________________________________________State _____  Zip Code ________

ABA No. ________________________________________________________________________

Branch Name (if any) and ABA No. _______________________________________________

Account name and No. ___________________________________________________________


-----------------------------
8. Authorized Persons


   May only be changed by
   amendment to Application

The following persons have the right and authority to give instructions and to take actions as Authorized Persons as contemplated in this Application and the prospectus of the Institutional Fund, each Authorized person has been duly elected or appointed and legally holds the office or position specified, and the signature set forth opposite the name of each Authorized Person is a true and correct specimen. --attach pages if necessary--

Name and Title (Please print)                          Signature

__________________________________          ____________________________________

__________________________________          ____________________________________

__________________________________          ____________________________________


-----------------------------
9. Confirmation
   Statements, Telephone
   Recording


Each report of the execution of an order and statement of the account shall be conclusive if Applicant does not notify the Institutional Fund of any error within two weeks after the mailing or other transmission of such document to Applicant. Applicant authorizes the Institutional Fund, Transfer Agent and the Distributor, each in their discretion and without prior notice to Applicant, to record and/or monitor telephone conversations in connection with Applicant's account and transactions in Fund shares.

-----------------------------
10. Certificate of Authority


By signing this Application and delivering it to the Institutional Fund, Applicant represents and warrants that it has the power and authority to purchase Fund shares through the Distributor, on the terms and conditions set forth in this Application and the Institutional Fund prospectus, and each signer of the Application represents and warrants that he (or she) is duly authorized to sign on behalf of Applicant.


For Applicant's use if needed, attached are (1) a form of Certificate of Resolutions and Incumbency, for use by a corporation or other entity that has a Board of Directors or Board of Trustees, or (2) a form of Certificate of Authority and Incumbency, for use by a trust, partnership or other unincorporated entity.

-----------------------------
11. Financial Information
    Give approximate amounts


Annual Income/Revenue: $_____________ Current securities Portfolio: ____________


-----------------------------
12. Investing Information


Does Applicant receive investment advice for the purchase or sale of securities from any of the following? Yes |_| No |_| If "Yes" check all that apply:

|_| In-House Investment    |_| Bank Trust Department    |_|   Investment Adviser
      Professionals

|_| Investment Committee   |_| Other:___________________________________________
      of Board


Does Applicant understand the investment risks, including market risks, of owning shares of the Mutual of America
Institutional Funds?                                              |_| Yes |_| No

Will Applicant redeem holdings in any mutual fund, certificate of deposit or other investment to purchase Institutional
Fund shares?                                                      |_| Yes |_| No


State redemption amount and, if applicable, the total fee or penalty:___________

-----------------------------
13. Investment Experience
    Check the level of
    Applicant's experience in
    securities listed

-------------------------------------------------------------------------------------------------
                              None   Some   Much                               None   Some   Much
Exchange-listed equities                                Government bonds
-------------------------------------------------------------------------------------------------
NASDAQ/OTC equities                                     Equity mutual funds
-------------------------------------------------------------------------------------------------
Corporate bonds                                         Bond mutual funds
-------------------------------------------------------------------------------------------------

-----------------------------
14. Pre-Dispute Arbitration Agreement

Arbitration will be used to resolve any dispute between Applicant (you) and Mutual of America Securities Corporation (us). Mutual of America Securities Corporation serves as a distributor of shares of Mutual of America Institutional Funds, Inc. and may in the future distribute shares of additional mutual funds (together, the "Funds"). Arbitration forums were conceived by the Securities and Exchange Commission, the New York Stock Exchange, Inc., and the National Association of Securities Dealers, Inc. to provide a dispute resolution mechanism that is an alternative to court proceedings and that is expected to be more efficient and less costly than court litigation.

You acknowledge that you are aware of the following aspects of arbitration:

      1.    Arbitration is final and binding on the parties.

      2. The parties waive their right to seek remedies in court, including the right to jury trial.

      3.    Pre-arbitration   discovery  is  generally  more  limited  than  and
            different from court proceedings.

      4. The arbitrators' award is not required to include factual findings or legal reasoning, and any party's right to appeal or to seek modification of rulings by the arbitrators is strictly limited.

      5. The panel of arbitrators will typically include a minority or arbitrators who were or who are affiliated with the securities industry.

You agree that all controversies that may arise between you and us concerning any order or transaction, or concerning the continuation, performance or breach of the Agreement, the Application for the purchase of Fund shares, or any other agreement between you and us, shall be determined by arbitration before a panel of independent arbitrators set up by the National Association of Securities Dealers, Inc., conducted in accordance with the arbitration rules of the National Association of Securities Dealers, Inc. New York law, without regard to choice of law provisions, shall govern and shall be applied by the arbitrators to any such controversy. Punitive damages, if any, shall be limited to the maximum extent permitted by the National Association of Securities Dealers, Inc., or otherwise permitted by law. You understand and acknowledge that judgment upon any arbitration award may be entered in any court of competent jurisdiction.

No person shall bring a putative or certified class action to arbitration, nor seek to enforce any pre-dispute arbitration agreement against any person who has initiated in court a putative class action; or who is a member of a putative class who has not opted out of the class with respect to any claims encompassed by the putative class action, until: (1) the class certification is denied, or
(ii) the class is decertified, or (iii) the customer is excluded from the class by the court. Such forbearance to enforce an agreement to arbitrate shall not constitute a waiver of any rights under this agreement except to the extent stated herein.

-----------------------------
15. Tax Certification
    Check one box

Applicant is a tax-exempt organization:  |_| Yes   |_| No

Important: If Applicant is for any reason subject to backup withholding, strike out phrase (2).

Applicant certifies under penalties of perjury that (1) the number shown in the Taxpayer ID box above is Applicant's correct taxpayer identification number; and
(2) Applicant is not subject to backup withholding because (a) Applicant is exempt from backup withholding, or (b) Applicant has not been notified by the IRS that it is subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified the Applicant that it is no longer subject to backup withholding.

-----------------------------
16. Acceptance and
    Signature(s)

    Do not wire funds until
    you have been notified of
    Application approval

The Applicant affirms that: it has received the prospectus for the Institutional Fund; the information and certifications set forth in this Application (amendment) are true and correct, and the Institutional Fund, the Transfer Agent and the Distributor are entitled to rely on them until the Institutional Fund receives actual written notice in accordance with its procedures of any change to the information and/or certifications; and Applicant has reviewed the Pre-Dispute Arbitration Agreement in Paragraph 14 and agrees to its terms and has reviewed the tax certification in Paragraph 15.

APPLICANT_______________________________________________________________________

By:____________________________   ______________________________  Date:_________
   Signature                      Print Name and Title of Authorized Person

By:____________________________   ______________________________  Date:_________
   Signature [If required]        Print Name and Title of Secretary or Other
                                  Authorized Person

(seal)

--------------------------------------------------------------------------------
  THE FOLLOWING IS TO BE COMPLETED BY MUTUAL OF AMERICA SECURITIES CORPORATION
--------------------------------------------------------------------------------

Did Consultant solicit the Applicant's purchase of Mutual of
America Institutional Funds, Inc., shares?                        |_| Yes |_| No

How long has Consultant known Applicant? _____________________ (Months or Years)

Consultant represents and certifies that: (1) based on the information provided to me by Applicant, the purchase of shares of the Mutual of America Institutional Funds, Inc. (the "Funds") is suitable for the Applicant's stated investment objective(s) and financial position; (2) the Applicant has received the current prospectus for the Funds and any supplements thereto; (3) I am properly licensed with Mutual of America Securities Corporation at the state and federal levels to sell shares of the Funds to Applicant; (4) when I have knowledge of any changes or updates to information provided by Applicant, I will promptly modify the records of Mutual of America Securities Corporation. My suitability determination was based on (check as applicable and attach summaries of discussions or other information obtained):

|_|  Discussions with Applicant         |_|  Financial or other information
     or Applicant's Adviser                  provided by Applicant or its
                                             Adviser

--------------------------------------------------------------------------------
SIGNATURE OF CONSULTANT, AS                  PRINT NAME                     DATE
REGISTERED REPRESENTATIVE
OF SECURITIES CORP.

--------------------------------------------------------------------------------
SIGNATURE OF REGISTERED                      PRINT NAME                     DATE
PRINCIPAL OF SECURITIES CORP.

--------------------------------------------------------------------------------

              [For use by a corporation or other entity that has a
                    Board of Directors or Board of Trustees]

                    CERTIFICATE OF RESOLUTIONS AND INCUMBENCY

WHEREAS, the Board of Directors (Trustees) of __________________________________
_________________________________ ("Applicant"), has duly assembled at a meeting on_______________, 200__, with a quorum at all times present and voting.

NOW, THEREFORE, BE IT RESOLVED THAT:

1.    Any  officer  of   Applicant   holding  one  of  the   following   titles:
      ______________,    ____________________,     _______________________    or
      ________________________, is authorized to:

      (a) Complete the Application and Authorization Form (the "Application") for the Mutual of America Institutional Funds, Inc. (the "Fund"), in the manner the officer deems appropriate, sign the Application and bind the Applicant to the terms of the Application.

      (b) Open an investment account with the Fund through Mutual of America Securities Corporation, as broker-dealer (the "Securities Corp.").

      (c) Provide instructions to the Fund or the Securities Corp. to effect securities transactions for the purchase, exchange and redemption of shares of any of the Fund's portfolios, amend the Application as the officer deems appropriate and certify changes in the names and titles of authorized officers.

2. The Fund, its transfer agent and the Securities Corp. are entitled to rely on these authorizing resolutions until the Applicant has delivered notice in writing to Fund of any amendment to, or revocation of, such authority, and they shall be held harmless for relying upon certifications delivered to Fund by Applicant until revoked or modified.

CERTIFICATE: The undersigned Secretary (other:_____________________________) of Applicant hereby certifies that the foregoing resolutions were duly adopted by the Board of Directors (Trustees) at a meeting held on the ________ day of ______________, 200___ and remain in effect, and that the following persons have been duly elected or appointed by Applicant to the positions indicated, and their signatures are true specimens:

              Name                    Title                  Signature
              ----                    -----                  ---------

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

Date: ________________ By: __________________________________________(Signature)

                       Print Name:

                       Print Title:

(Corporate Seal)

              [For use by a trust, general or limited partnership,
                        or other unincorporated entity]

                     CERTIFICATE OF AUTHORITY AND INCUMBENCY

The   undersigned,   as   ____________________   [Trustee(s),    General/Limited
Partner(s),  Officer(s) --specify] of  ___________________________("Applicant"), does/do hereby certify that:

1. The undersigned is/are duly authorized to make decisions to invest Applicant's assets.

2.    Any  person  holding  one  of  the  following  positions  with  Applicant:
      ______________________,  _______________________ or _________________,  is
      authorized to:

      (a) Complete the Application and Authorization Form (the "Application") for the Mutual of America Institutional Funds, Inc. (the "Fund"), in the manner the officer deems appropriate, sign the Application and bind the Applicant to the terms of the Application.

      (b) Open an investment account with the Fund through Mutual of America Securities Corporation, as broker-dealer (the "Securities Corp.").

      (c) Provide instructions to the Fund or the Securities Corp. to effect securities transactions for the purchase, exchange and redemption of shares of any of the Fund's portfolios, amend the Application as the officer deems appropriate and certify changes in the names and titles of authorized officers.

3. The Fund, its transfer agent and the Securities Corp. are entitled to rely on these authorizing resolutions until the Applicant has delivered notice in writing to the Fund of any amendment to, or revocation of, such authority, and they shall be held harmless for relying upon certifications delivered to the Fund by Applicant until revoked or modified.

CERTIFICATE: The undersigned certify that each of the following persons holds the position or acts in the capacity indicated on behalf of Applicant, and each signature is a true specimen:

           Name                    Position                      Signature
           ----                    --------                      ---------

________________________________________________________________________________

________________________________________________________________________________

Date of Certificate: _________________    Signatures below

By: __________________________________    By: ______________________________

Print Name:                               Print Name:

Print Title:                              Print Title:


(Seal) if any

                                MUTUAL OF AMERICA
                                INSTITUTIONAL
                                FUNDS, INC.

                                EQUITY INDEX FUND

                                ALL AMERICA FUND


                                MID-CAP EQUITY INDEX FUND

                                AGGRESSIVE EQUITY FUND


                                BOND FUND

                                MONEY MARKET FUND

                                Distributed by:

                                MUTUAL OF AMERICA SECURITIES CORPORATION
                                320 PARK AVENUE
                                NEW YORK, NY 10022-6839
                                ................................................

                                Investment Adviser
                                MUTUAL OF AMERICA CAPITAL MANAGEMENT CORPORATION

                                Transfer and Shareholder Services Agent
                                STATE STREET BANK AND TRUST COMPANY

                                Investment Accounting Agent
                                MUTUAL OF AMERICA CAPITAL MANAGEMENT CORPORATION

                                Independent Accountants
                                ARTHUR ANDERSEN LLP

                                Custodian
                                THE CHASE MANHATTAN BANK

                   MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.
                    320 PARK AVENUE, NEW YORK, NEW YORK 10022
                                 (800) 914-8716


                   EQUITY INDEX FUND              AGGRESSIVE EQUITY FUND
                   ALL AMERICA FUND               BOND FUND
                   MID-CAP EQUITY INDEX FUND      MONEY MARKET FUND

                       STATEMENT OF ADDITIONAL INFORMATION
                                September 1, 2000

This Statement of Additional Information is not a prospectus. You should read it in conjunction with the Mutual of America Institutional Funds, Inc. Prospectus dated September 1, 2000, and you should keep it for future use. We incorporate the Prospectus by reference into this Statement of Additional Information.


A copy of the Prospectus to which this Statement of Additional Information relates is available to you at no charge. To obtain the Prospectus, you may write to Mutual of America Institutional Funds, Inc. at the above address or call the telephone number listed above.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

Investment Company's Form of Operations ..................................    2
Investment Strategies and Related Risks ..................................    3
  Additional Permitted Investments .......................................    3
  Additional Investment Strategies .......................................    5
  Additional Information about Specific Types of Securities ..............    9
Fundamental Investment Restrictions ......................................   13
Non-Fundamental Investment Policies ......................................   13
Management of the Investment Company .....................................   15
Investment Advisory Arrangements .........................................   16
Administrative Agreements ................................................   18
Portfolio Transactions and Brokerage .....................................   19
Purchase, Redemption and Pricing of Shares ...............................   20
Taxation of the Investment Company .......................................   22
Taxation of Shareholders .................................................   22
Yield and Performance Information ........................................   24
Description of Corporate Bond Ratings ....................................   28
Distribution of Fund Shares ..............................................   29
Legal Matters ............................................................   29
Independent Auditors .....................................................   29
Custodian ................................................................   29
Use of Standard & Poor's Indexes .........................................   30
Financial Statements .....................................................   30

                    INVESTMENT COMPANY'S FORM OF OPERATIONS

History and Operating Form
--------------------------------------------------------------------------------

Mutual of America Institutional Funds, Inc. (the Investment Company) was formed on October 27, 1994 as a Maryland corporation. It is a diversified, open-end management investment company registered under the Investment Company Act of 1940 (the 1940 Act).


The Investment Company issues separate classes (or series) of stock, each of which represents a separate Fund of investments. There are currently six Funds: the Equity Index Fund, All America Fund, Mid-Cap Equity Index Fund, Aggressive Equity Fund, Bond Fund and Money Market Fund.


Offering of Shares
--------------------------------------------------------------------------------

The Investment Company is designed primarily as an investment vehicle for endowments, foundations, corporations, municipalities or other public entities and other institutional investors.

Currently, the Investment Company requires a minimum initial investment of $25,000, except that the Investment Company may waive this requirement in its discretion. The minimum amount for additional purchases of Fund shares currently is $5,000.

Description of Shares
--------------------------------------------------------------------------------


The authorized capital stock of the Investment Company consists of one billion shares of common stock, $.01 par value. The Investment Company currently has six classes (or series) of common stock, and it may establish additional classes and allocate its authorized shares either to new classes or to one or more of the existing classes.


The Investment Company reserves the right to redeem, upon not less than 30 days' written notice, all shares in a shareholder's Fund account when the aggregate value of the shares is less than $5,000.

All shares of common stock, of whatever class, are entitled to one vote. The votes of all classes are cast on an aggregate basis, except that if the interests of the Funds differ, the voting is on a Fund-by-Fund basis. Examples of matters that would require a Fund-by-Fund vote are changes in the fundamental investment policy of a particular Fund and approval of the Investment Advisory Agreement or a Subadvisory Agreement for the Fund.

The Investment Company is not required to hold annual meetings. It will call a special meeting of shareholders when a meeting is requested by shareholders holding at least 25% of the outstanding shares of the Investment Company entitled to vote at the meeting except that a meeting to remove one or more directors shall be called when requested by 10% of the outstanding shares of the Investment Company entitled to vote at the meeting.

The shares of each Fund, when issued, will be fully paid and nonassessable and will have no preference, preemptive, conversion, exchange or similar rights. Shares do not have cumulative voting rights.

Each issued and outstanding share in a Fund is entitled to participate equally in dividends and distributions declared by such Fund and, upon liquidation or dissolution, in the net assets of such Fund remaining after satisfaction of outstanding liabilities. Accrued liabilities which are not allocable to one or more Funds will generally be allocated among the Funds in proportion to their relative net assets. In the unlikely event that any Fund incurred liabilities in excess of its assets, each other Fund could be liable for such excess.

INVESTMENT STRATEGIES AND RELATED RISKS

The Prospectus describes each Fund's principal investment strategy(ies) and the related risks. You should refer to "Summary of How Our Funds Invest" and "Details about How Our Funds Invest and Related Risks" in the Prospectus to learn about those strategies and risks.

Additional Permitted Investments
--------------------------------------------------------------------------------

The Investment Company's Funds may use investment strategies and purchase types of securities in addition to those discussed in the Prospectus.


Equity Index Fund and Mid-Cap Equity Index Fund: In addition to common stocks and futures contracts, the Funds may invest in:


      o     money market instruments, and

      o     U.S. Government and U.S. Government agency obligations.


All America Fund -- In addition to common stocks, the Adviser and two Subadvisers who manage approximately 40% of the net assets of the All America Fund (the Active Assets) may invest assets in:


      o securities convertible into common stocks, including warrants and convertible bonds,

      o     bonds,

      o     money market instruments,

      o     U.S. Government and U.S. Government agency obligations,

      o     foreign securities and ADRs,

      o     futures and options contracts, and

      o     preferred stock.

The portion of the All America Fund invested to replicate the S&P 500 Index (the Indexed Assets) may also be invested in:

      o     money market instruments, and

      o     U.S. Government and U.S. Government agency obligations.

The Adviser may manage cash allocated to the Active Assets prior to investment in securities by the Subadvisers.


Aggressive Equity Fund: In addition to common stocks, the Aggressive Equity Fund may invest in:

      o securities convertible into common stocks, including warrants and convertible bonds,

      o     bonds,

      o     money market instruments,

      o     U.S. Government and U.S. Government agency obligations,

      o     foreign securities and ADRs,

      o     futures and options contracts, and

      o     preferred stock.

Bond Fund: In addition to investment grade debt securities of the type described in the Prospectus, the Bond Fund may invest in :

      o     asset-backed securities,

      o     non-investment grade securities, for up to 20% of its assets,

      o     foreign securities,

      o     cash and money market instruments,

      o stocks acquired either by conversion of fixed-income securities or by the exercise of warrants attached to fixed income securities,

      o     preferred stock

      o options, futures contracts and options on futures contracts on United States Treasury securities and Government National Mortgage Association ("Ginnie Mae") securities, and

      o     equipment trust certificates.

Money Market Fund: In addition to commercial paper and U.S. Treasury Bills, the Fund may invest in any of the following kinds of money market instruments, payable in United States dollars:

      o securities issued or guaranteed by the U.S. Government or a U.S. Government agency or instrumentality;

      o negotiable certificates of deposit, bank time deposits, bankers' acceptances and other short-term debt obligations of domestic banks and foreign branches of domestic banks and U.S. branches of foreign banks, which at the time of their most recent annual financial statements show assets in excess of $5 billion;

      o certificates of deposit, time deposits and other short-term debt obligations of domestic savings and loan associations, which at the time of their most recent annual financial statements show assets in excess of $1 billion;

      o repurchase agreements covering government securities, certificates of deposit, commercial paper or bankers' acceptances;

      o     variable amount floating rate notes; and

      o     debt securities issued by a corporation.

The Money Market Fund may enter into transactions in options, futures contracts and options on futures, contracts on United States Treasury securities.

Under the Money Market Fund's investment policy, money market instruments and other short-term debt securities means securities that have a remaining term to maturity of up to 13 months (25 months in the case of government securities). The dollar-weighted average maturity of the securities held by the Money Market Fund will not exceed 90 days.

The securities in the Money Market Fund must meet the following quality requirements --

      o All of the securities held by the Money Market Fund must have received (or be of comparable quality to securities which have received), at the time of the purchase, a rating in one of the two highest categories by any two nationally recognized statistical rating agencies; and

      o At least 95% of the securities held by the Money Market Fund must have received (or be of comparable quality to securities which have received), at the time of purchase, a rating in the highest category by any two such rating agencies.

The Board of Directors of the Investment Company must approve or ratify the purchase of any security (other than any U.S. government security) that has not received a rating or that has been rated by only one rating agency. The Fund will sell any securities that are subsequently downgraded below the two highest categories as soon as practicable, unless the Board of Directors determines that sale of those securities would not be in the best interests of the Fund.

The Money Market Fund will not invest more than 5% of its total assets in securities of, or subject to puts from, any one issuer (other than U.S.
government securities and repurchase agreements fully collateralized by U.S. government securities) provided that (a) the Fund may invest up to 10% of its total assets in securities issued or guaranteed by a single issuer with respect to which the Fund has purchased an unconditional put and (b) with respect to 25% of its total assets the Fund may, with respect to securities meeting the highest investment criteria, exceed the 5% limit for up to three business days.

Additional Investment Strategies
--------------------------------------------------------------------------------

Lending of Securities


The Funds have the authority to lend their securities, under the conditions described below. The Funds will not lend any securities until the Investment Company's Board of Directors approves a form of securities lending agreement. Refer to "Fundamental Investment Restrictions", paragraph 9, and
"Non-Fundamental Investment Policies", paragraph 9, for descriptions of the fundamental and current restrictions on lending by the Funds.


A Fund may lend its securities, constituting up to 30% of its total assets, to brokers, dealers and financial institutions, other than any affiliate of the Investment Company. A Fund may pay reasonable fees to persons unaffiliated with the Fund for services or for arranging such loans.

Upon lending securities, a Fund must receive as collateral cash, securities issued or guaranteed by the United States Government or its agencies or instrumentalities, or letters of credit of certain banks selected by the Adviser. The collateral amount at all times while the loan is outstanding must be maintained in amounts equal to at least 100% of the current market value of the loaned securities.

The Fund will continue to receive interest or dividends on the securities lent. In addition, it will receive a portion of the income generated by the short-term investment of cash received as collateral, or, alternatively, where securities or a letter of credit are used as collateral, a lending fee paid directly to the Fund by the borrower of the securities. A Fund will have the right to terminate a securities loan at any time. The Fund will have the right to regain record ownership of loaned securities in order to exercise beneficial rights, such as voting rights or subscription rights.

Loans of securities will be made only to firms that the Adviser deems creditworthy. There are risks of delay in recovery and even loss of rights in the collateral, however, if the borrower of securities defaults, becomes the subject of bankruptcy proceedings or otherwise is unable to fulfill its obligations or fails financially.

Repurchase Agreements

The Funds have the authority to enter into repurchase agreements. A Fund may not invest more than 10% of its total assets in repurchase agreements or time deposits that mature in more than seven days. The Funds will not enter into any repurchase agreements until the Investment Company's Board of Directors approves a form of Repurchase Agreement and authorizes entities as counterparties.

Under a repurchase agreement, a Fund acquires underlying debt instruments for a relatively short period (usually not more than one week and never more than one year) subject to an obligation of the seller to repurchase (and the Fund to resell) the instrument at a fixed price and time, thereby determining the yield during the Fund's holding period. This results in a fixed rate of return insulated from market fluctuation during such period. Accrued interest on the underlying security will not be included for purposes of valuing a Fund's assets.

Repurchase agreements have the characteristics of loans by a Fund and will be fully collateralized (either with physical securities or evidence of book entry transfer to the account of the custodian bank) at all times. During the term of the repurchase agreement, the Fund retains the security subject to the repurchase agreement as collateral securing the seller's repurchase obligation, continually monitors the market value of the security subject to the agreement and requires the Fund's seller to deposit with the Fund additional collateral equal to any amount by which the market value of the security subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement.

The Funds will enter into repurchase agreements only with member banks of the Federal Reserve System and with dealers in U.S. Government securities whose creditworthiness has been reviewed and found satisfactory by the Adviser and the Board of Directors of the Investment Company.

Securities underlying repurchase agreements will be limited to certificates of deposit, commercial paper, bankers' acceptances, or obligations issued or guaranteed by the United States Government or its agencies or instrumentalities, in which the Funds may otherwise invest.

A seller of a repurchase agreement could default and not repurchase from a Fund the security that is the subject of the agreement. The Fund would look to the collateral underlying the seller's repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller's obligation to the Fund. In such event, the Fund might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines. There is a risk that if the issuer of the repurchase agreement becomes involved in bankruptcy proceedings, the Fund might be delayed or prevented from liquidating the underlying security or otherwise obtaining it for its own purposes, if the Fund did not have actual or book entry possession of the security.


Rule 144A Investments, Section 4(2) Commercial Paper and Illiquid Securities

Each Fund, with respect to not more than 10% of its total assets, may purchase securities that are not readily marketable, or are "illiquid". Repurchase agreements of more than seven days' duration and variable and floating rate demand notes not requiring receipt of the principal note amount within seven days' notice are considered illiquid. A Fund may incur higher transaction costs and require more time to complete transactions for the purchase and sale of illiquid securities than for readily marketable securities. When a Fund determines to sell an illiquid security within a relatively short time period, it may have to accept a lower sales price than if the security were readily marketable. Refer to "Non-Fundamental Investment Policies", paragraph 10.


The Adviser will make a factual determination as to whether securities with contractual or legal restrictions on resale purchased by a Fund are liquid, based on the frequency of trades and quotes, the number of dealers and potential purchasers, dealer undertakings to make a market, and the nature of the security and the marketplace, pursuant to procedures adopted by the Board of Directors of the Investment Company.

Securities that are eligible for purchase and sale under Rule 144A of the Securities Act of 1933 (the 1933 Act) shall be considered liquid, provided the Adviser has not made a contrary determination regarding liquidity in accordance with the Board's procedures. Rule 144A permits certain qualified institutional buyers to trade in securities even though the securities are not registered under the 1933 Act. In addition, commercial paper privately placed in accordance with Section 4(2) of the 1933 Act also will be considered liquid, provided the requirements set forth in the Board's procedures are satisfied.

Options and Futures Contracts


Each of the Funds may purchase and sell options and futures contracts, as described below, as long as the contracts are traded on a domestic exchange. Refer to "Non-Fundamental Investment Restrictions" below, paragraph 1, for a description of the current restrictions on the Funds' purchase of options and futures contracts.


Each Fund may sell a call option contract on a security it holds in its portfolio (called a covered call), and it may buy a call option contract on the security to close out a position created by the sale of a covered call.

      o A call option is a short-term contract (generally having a duration of nine months or less) which gives the purchaser of the option the right to purchase the underlying security at a fixed exercise price at any time prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for writing a covered call option, a Fund (the seller) receives from the purchaser a premium, which the Fund retains whether or not the option is exercised.

      o The seller of the call option has the obligation, upon the exercise of the option by the purchaser, to sell the underlying security at the exercise price at any time during the option period. The selling of a call option will benefit a Fund if, over the option period, the underlying security declines in value or does not appreciate above the aggregate of the exercise price and the premium. However, the Fund risks an "opportunity loss" of profits if the underlying security appreciates above the aggregate value of the exercise price and the premium.

Each Fund may buy a put option contract on a security it holds in its portfolio, and it may sell a put option contract on the security to close out a position created by the purchase of the put option contract.

      o A put option is a similar short-term contract that gives the purchaser of the option the right to sell the underlying security at a fixed exercise price at any time prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the put option, a Fund (the purchaser) pays the seller a premium, which the seller retains whether or not the option is exercised. The seller of the put option has the obligation, upon the exercise of the option by the purchaser, to purchase the underlying security at the exercise price at any time during the option period. The buying of a covered put contract limits the downside exposure for the investment in the underlying security to the combination of the exercise price less the premium paid.

      o The risk of purchasing a put is that the market price of the underlying stock prevailing on the expiration date may be above the option's exercise price. In that case the option would expire worthless and the entire premium would be lost.

Each Fund may purchase and sell futures contracts, and purchase options on futures contracts, on fixed-income securities or on an index of securities, such as the Standard & Poor's 100 Index, the Standard & Poor's 500 Index or the New York Stock Exchange Composite Index.

      o A futures contract on fixed income securities requires the seller to deliver, and the purchaser to accept delivery of, a stated quantity of a given type of fixed income security for a fixed price at a specified time in the future. A futures contract or option on a stock index provides for the making and acceptance of a cash settlement equal to the change in value of a hypothetical portfolio of stocks between the time the contract is entered into and the time it is liquidated, times a fixed multiplier. Futures contracts may be traded domestically only on exchanges which have been designated as "contract markets" by the Commodity Futures Trading Commission, such as the Chicago Board of Trade.

      o An option on a futures contract provides the purchaser with the right, but not the obligation, to enter into a "long" position in the underlying futures contract (in the case of a call option on a futures contract), or a "short" position in the underlying futures contract (in the case of a put option on a futures contract), at a fixed price up to a stated expiration date. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties are subject to all of the risks associated with the trading of futures contracts, such as payment of margin deposits.

      o A Fund does not pay or receive a payment upon its purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the Fund's custodian in the broker's name an amount of cash or U.S. Treasury bills equal to approximately 5% of the contract amount. This amount is known as "initial margin."

      o While a futures contract is outstanding, there will be subsequent payments, called "maintenance margin", to and from the broker. These payments will be made on a daily or intraday basis as the price of the underlying instrument or stock index fluctuates making, the long and short positions in the futures contract more or less valuable. This process is known as "mark to market." At any time prior to expiration of the futures contract, a Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's position in the futures contract and may require additional transaction costs. A final determination of margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain.

A Fund may use futures contracts to protect against general increases or decreases in the levels of securities prices, in the manner described below.

      o When a Fund anticipates a general decrease in the market value of portfolio securities, it may sell futures contracts. If the market value falls, the decline in the Fund's net asset value may be offset, in whole or in part, by corresponding gains on the futures position.


            * A Fund may sell futures contracts on fixed-income securities in anticipation of a rise in interest rates, that would cause a decline in the value of fixed-income securities held in the Fund's portfolio.

            * A Fund may sell stock index futures contracts in anticipation of a general market wide decline that would reduce the value of its portfolio of stocks.


      o When a Fund projects an increase in the cost of fixed-income securities or stocks to be acquired in the future, the Fund may purchase futures contracts on fixed-income securities or stock indexes. If the hedging transaction is successful, the increased cost of securities subsequently acquired may be offset, in whole or in part, by gains on the futures position.

      o Instead of purchasing or selling futures contracts, a Fund may purchase call or put options on futures contracts in order to protect against declines in the value of portfolio securities or against increases in the cost of securities to be acquired.

            * Purchases of options on futures contracts may present less risk in hedging a portfolio than the purchase and sale of the underlying futures contracts, since the potential loss is limited to the amount of the premium paid for the option, plus related transaction costs.

            * As in the case of purchases and sales of futures contracts, a Fund may be able to offset declines in the value of portfolio securities, or increases in the cost of securities acquired, through gains realized on its purchases of options on futures.


      o The Funds also may purchase put options on securities or stock indexes for the same types of securities for hedging purposes. The purchase of a put option on a security or stock index permits a Fund to protect against declines in the value of the underlying security or securities in a manner similar to the sale of futures contracts.

      o     In  addition,   the  Funds  may  write  call  options  on  portfolio
            securities or on stock indexes for the purpose of increasing their returns and/or to protect the value of their portfolios.


            * When a Fund writes an option which expires unexercised or is closed out by the Fund at a profit, it will retain the premium paid for the option, less related transaction costs, which will increase its gross income and will offset in part the reduced value of a portfolio security in connection with which the option may have been written.

            * If the price of the security underlying the option moves adversely to the Fund's position, the option may be exercised and the Fund will be required to sell the security at a disadvantageous price, resulting in losses which may be only partially offset by the amount of the premium.


            * A call option on a security written by a Fund will be covered through ownership of the security underlying the option or through ownership of an absolute and immediate right to acquire such security upon conversion or exchange of other securities held in its portfolio.

Risks in futures and options transactions include the following:

      o There may be a lack of liquidity, which could make it difficult or impossible for a Fund to close out existing positions and realize gains or limit losses.

            The liquidity of a secondary market in futures contracts or options on futures contracts may be adversely affected by "daily price fluctuation limits," established by the exchanges on which such instruments are traded, which limit the amount of fluctuation in the price of a contract during a single trading day. Once the limit in a particular contract has been reached, no further trading in such contract may occur beyond such limit, thus preventing the liquidation of positions, and requiring traders to make additional variation margin payments. Market liquidity in options, futures contracts or options on futures contracts may also be adversely affected by trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity.

      o The securities held in a Fund's portfolios may not exactly duplicate the security or securities underlying the options, futures contracts or options on futures contracts traded by the Fund, and as a result the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index, securities or debt obligation.

      o A Fund purchasing an option may lose the entire amount of the premium plus related transaction costs.

      o For options on futures contracts, changes in the value of the underlying futures contract may not be fully reflected in the value of the option.

      o With respect to options and options on futures contracts, the Funds are subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder.

      o In writing a covered call option on a security or a stock index, a Fund may incur the risk that changes in the value of the instruments used to cover the position will not correlate precisely with changes in the value of the option or underlying the index or instrument.

      o The opening of a futures position and the writing of an option are transactions that involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses.

Additional Information about Specific Types of Securities
--------------------------------------------------------------------------------

Non-Investment Grade Securities

The Bond Fund may purchase non-investment grade debt securities. In addition, the Bond Fund and the other Funds that purchase debt securities may hold a security that becomes non-investment grade as a result of impairments of the issuer's credit.

Fixed-income securities that are rated in the lower rating categories of the nationally recognized rating services (Ba or lower by Moody's and BB or lower by Standard & Poor's), or unrated securities of comparable quality, are commonly known as non-investment grade securities or "junk bonds". Junk bonds are regarded as being predominantly speculative as to the issuer's ability to make payments of principal and interest. Investment in non-investment grade securities involves substantial risk. Junk bonds may be issued by less creditworthy companies or by larger, highly leveraged companies, and are frequently issued in corporate restructurings, such as mergers and leveraged buy-outs. Such securities are particularly vulnerable to adverse changes in the issuer's industry and in general economic conditions. Junk bonds frequently are junior obligations of their issuers, so that in the event of the issuer's bankruptcy, claims of the holders of junk bonds will be satisfied only after satisfaction of the claims of senior security holders.

Non-investment grade bonds tend to be more volatile than higher-rated fixed-income securities, so that adverse economic events may have a greater impact on the prices of junk bonds than on higher-rated fixed-income securities. Junk bonds generally are purchased and sold through dealers who make a market in such securities for their own accounts. However, there are fewer dealers in the non-investment grade bond market, and the market may be less liquid than the market for higher-rated fixed-income securities, even under normal economic conditions. Also, there may be significant disparities in the prices quoted for junk bonds by various dealers. Adverse economic conditions or investor perceptions (whether or not based on economic fundamentals) may impair the liquidity of this market, and may cause the prices that a Fund may receive for any non-investment grade bonds to be reduced, or might cause a Fund to experience difficulty in liquidating a portion of its portfolio.


The Investment Company currently anticipates than no Fund will invest more than 5% of its total assets in non-investment grade debt securities, although a Fund may hold a larger percentage if investment grade securities have been downgraded after purchase by the Fund.


U.S. Government and U.S. Government Agency Obligations

All of the Funds may invest in U.S. Government and U.S. Government agency obligations. Some of these securities also may be considered money market instruments. Some also may be mortgage-backed securities or zero coupon securities.

U.S. Government Obligations: These securities are issued or guaranteed as to principal and interest by the United States Government. They include a variety of Treasury securities, which differ only in their interest rates, maturities and times of issuance. Treasury bills have a maturity of one year or less. Treasury notes at the time of issuance have maturities of one to seven years and Treasury bonds generally have a maturity of greater than five years.

U.S. Government Agency Obligations: Agencies of the United States Government that issue or guarantee obligations include, among others, Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Government National Mortgage Association, Student Loan Marketing Association, Maritime Administration, Small Business Administration and the Tennessee Valley Authority. Instrumentalities of the United States Government that issue or guarantee obligations include, among others, Federal Farm Credit Banks, Federal National Mortgage Association, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks and Banks for Cooperatives.

Some of the securities issued by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury, while others are supported only by the credit of the instrumentality that issued the obligation.

Money Market Instruments

All of the Funds may purchase money market instruments, which include the following.

Certificates of Deposit. Certificates of deposit are generally short term, interest-bearing negotiable certificates issued by banks or savings and loan associations against funds deposited in the issuing institution.

Time Deposits. Time deposits are deposits in a bank or other financial institution for a specified period of time at fixed interest rate, for which no negotiable certificate is received.

Bankers' Acceptance. A bankers' acceptance is a draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

Commercial Paper. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months.

Variable Amount Floating Rate Notes. Variable floating rate notes are short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. These are interest-bearing notes on which the interest rate generally fluctuates on a weekly basis.

Corporate Debt Securities. Corporate debt securities with a remaining maturity of less than one year tend to become extremely liquid and are traded as money market securities.

Treasury Bills. See "U.S. Government and U.S. Government Agency Obligations" above.

Because the Money Market Fund and the other Funds generally will purchase only money market instruments that are rated high quality and have short terms to maturity, these money market instruments are considered to have low levels of market risk and credit risk.

Zero Coupon Securities And Discount Notes; Redeemable Securities

The Bond Fund, and the All America Fund to the extent it invests in fixed income securities, may invest in discount notes and zero coupon securities. Discount notes mature in one year or less from the date of issuance. Zero coupon securities may be issued by corporations or by certain U.S. Government agencies.

Discount notes and zero coupon securities do not pay interest. Instead, they are issued at prices that are discounted from the principal (par) amount due at maturity. The difference between the issue price and the principal amount due at maturity (or the amount due at the expected redemption date in some cases if the securities are callable) is called "original issue discount". A Fund must accrue original issue discount as income, even if the Fund does not actually receive any payment under the security during the accrual period. The purchase price paid for zero coupon securities at the time of issuance, or upon any subsequent resale, reflects a yield-to-maturity required by the purchaser from the purchase date to the maturity date (or expected redemption date).


Foreign Securities and American Depositary Receipts (ADRs)

In addition to investing in domestic securities, each of the Funds other than the Equity Index Fund, Mid-Cap Equity Index Fund and the Money Market Fund, may invest in securities of foreign issuers, including securities traded outside the United States. Foreign issues guaranteed by domestic corporations are considered to be domestic securities.

Each of the Funds, other than the Money Market Fund and Bond Fund, may invest in ADRs, which are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer. ADRs are publicly traded on exchanges or over-the-counter in the United States.

The Investment Company has a non-fundamental investment restriction that limits foreign securities, including foreign exchange transactions, and ADRs to 25% of a Fund's total assets. (See "Non-Fundamental Investment Policies", paragraph 2.) The Investment Company currently anticipates that no Fund will invest more than 10% of its total assets in foreign securities or foreign exchange transactions.

The Investment Company will consider special factors before investing in foreign securities and ADRs. These include:


      o     changes in currency rates or currency exchange control regulations,

      o     the possibility of expropriation,

      o the unavailability of financial information or the difficulty of interpreting financial information prepared under foreign accounting standards,


      o less liquidity and more volatility in foreign securities markets (not applicable to ADRs),

      o     the impact of political, social or diplomatic developments, and

      o     the difficulty of assessing economic trends in foreign countries.

The Funds could encounter greater difficulties in bringing legal processes abroad that would be encounter in the United States. In addition, transaction costs in foreign securities may be higher.


Convertible Securities

The Bond Fund, as well as the All America and Aggressive Equity Funds to the extent they invest in debt securities, may invest in convertible debt securities. Convertible securities can be converted by the holder into common stock of the issuer, at the price and on the terms set forth by the issuer when the convertible securities are initially sold. Convertible securities normally provide a higher yield than the underlying stock but a lower yield than a fixed-income security without the convertibility feature. The price of the convertible security normally will vary to some degree with changes in the price of the underlying stock, although the higher yield tends to make the convertible security less volatile than the underlying common stock. The price of the convertible security also will vary to some degree inversely with interest rates.


Equipment Trust Certificates

The Bond Fund may invest in equipment trust certificates. The proceeds of those certificates are used to purchase equipment, such as railroad cars, airplanes or other equipment, which in turn serve as collateral for the related issue of certificates.

The equipment subject to a trust generally is leased by a railroad, airline or other business, and rental payments provide the projected cash flow for the repayment of the equipment trust certificates. Holders of equipment trust certificates must look to the collateral securing the certificates, and any guarantee provided by the lessee or any parent corporation for the payment of lease amounts, in the case of default in the payment of principal and interest on the certificates.


The Investment Company currently has a non-fundamental investment policy that no Fund will invest more than 5% of its total assets in equipment trust certificates.


Asset-Backed Securities

The Bond Fund may invest in securities backed by consumer or credit card loans or other receivables or may purchase interests in pools of such assets.

Changes  in  interest  rates  may  significantly   affect  the  value  of  these
securities, and prepayment rates will impact the yield and price of the securities. A decline in interest rates may result in increases in prepayment, and a Fund will have to invest prepayment proceeds at the prevailing lower interest rates. Asset-backed securities generally are not expected to prepay to the same extent as mortgage-backed securities in such circumstances. An increase in interest rates may result in prepayment at a rate slower than was assumed when the security was purchased. The creditworthiness of an issuer of asset-backed securities also may impact the value of they securities.


The Investment Company currently has a non-fundamental investment policy that no Fund will:


      o     invest more than 10% of its total assets in asset-backed securities,

      o     invest  in  interest-only   strips  or   principal-only   strips  of
            asset-backed securities, or

      o purchase the most speculative series or class of asset-backed securities issues.

Mortgage-Backed Securities


The Bond Fund, as well as the All America and Aggressive Equity Funds to the extent they invest in debt securities, may invest in mortgage-backed securities. You should refer to the discussion of Mortgage-Backed Securities in the Prospectus under "Details about How Our Funds Invest and Related Risks -- Specific Investments or Strategies and Related Risks".

The Investment Company currently has a non-fundamental investment policy that no Fund will:

      o if the Fund invests primarily in fixed income securities, invest more than 10% of its total assets in mortgage-backed securities that are not also considered to be U.S. Government or U.S. Government agency securities,

      o if the Fund invests primarily in equity securities, invest in mortgage-backed securities unless they are also considered to be U.S. Government Securities,


      o     invest  in  interest-only   strips  or   principal-only   strips  of
            mortgage-backed securities, or

      o purchase the most speculative class or series of collateralized mortgage obligation issues or other mortgage-backed securities issues.

Warrants

The All America Fund and Bond Fund may acquire warrants. A warrant is an option to purchase common stock of an issuer and is issued in conjunction with another security, such as a debt obligation. A warrant specifies the price at which the holder may purchase shares of common stock and usually expires after a period of time. A warrantholder generally may pay cash for the common stock to be purchased or may surrender principal amount of the related debt security the warrantholder owns equal to the purchase price for the stock.

The common stock underlying a warrant may not increase in value after the date the warrant was issued, or may not increase up to the warrant exercise price. In this case, the warrant generally would have little value and could expire unexercised.


The Investment Company currently has a non-fundamental investment policy that no Fund will invest more than 5% of its assets in warrants.


Preferred Stock

The All America Fund and Bond Fund may purchase preferred stock. A corporation may issue a form of equity security called preferred stock. Compared to common stock, preferred stock has advantages in the receipt of dividends and in the receipt of the corporation's assets upon liquidation. Preferred stockholders, however, usually do not have voting rights at meetings of the corporation's shareholders.

An issuer of preferred stock must pay a dividend to holders of preferred stock before it distributes a dividend to holders of common stock. When a corporation issues preferred stock, it sets a dividend rate, or a formula to determine the rate. If a corporation does not have sufficient earnings to pay the specified dividend to preferred stockholders, the unpaid dividend may accrue (cumulate) and become payable when the corporation's earnings increase. Bondholders, in contrast, are entitled to receive interest and principal due, regardless of the issuer's earnings.

Some issues of preferred stock give the holder the right to convert the preferred stock into shares of common stock, when certain conditions are met. A holder of preferred stock that is not convertible, or of preferred stock that is convertible but has not met the conditions for conversion, does not share in the earnings of the issuer other than through the receipt of dividends on the preferred stock. The market value of convertible preferred stock generally fluctuates more than the market value of nonconvertible preferred stock, because the value of the underlying common stock will affect the price of the convertible stock.

Preferred stock has the risk that a corporation may not have earnings from which to pay the dividends as they become due. Even if a corporation is paying dividends, if the dividend rate is fixed (and not variable), changes in interest rates generally will affect the market value of the preferred stock in the same manner as for debt obligations.


The Investment Company presently has a non-fundamental investment policy that no Fund will invest more than 10% of its assets in preferred stock.

                      FUNDAMENTAL INVESTMENT RESTRICTIONS


The following investment restrictions are fundamental policies. The Funds may not change these policies unless a majority of the outstanding voting shares of each affected Fund approves the change. No Fund will:

1. underwrite the securities issued by other companies, except to the extent that the Fund's purchase and sale of portfolio securities may be deemed to be an underwriting;


2.    purchase physical commodities or contracts involving physical commodities;


3. based on its investments in individual issuers, be non-diversified as defined under the 1940 Act, which currently restricts a Fund, with respect to 75% of the value of its total assets, from investing more than 5% of its total assets in the securities of any one issuer, other than (i) securities issued or guaranteed by the United States Government or its agencies or instrumentalities ("U.S. Government Securities"), and (ii) securities of other registered investment companies; in addition the Money Market Fund will not invest in any securities that would cause it to fail to comply with applicable diversification requirements for money market funds under the 1940 Act and rules thereunder, as amended from time to time;

4. based on its investment in an issuer's voting securities, be non-diversified as defined under the 1940 Act, which currently restricts a Fund, with respect to 75% of the value of its total assets, from purchasing more than 10% of the outstanding voting securities of any one issuer other than (i) U.S. Government Securities, and (ii) securities of other registered investment companies, and imposes additional restrictions on the Money Market Fund;

5. issue senior securities, except as permitted under the 1940 Act and the rules thereunder as amended from time to time;

6. invest more than 25% of its assets in the securities of issuers in one industry, other than U.S. Government Securities, except that the Money Market Fund may invest more than 25% of its total assets in the financial services industry;

7. purchase real estate or mortgages directly, but a Fund may invest in mortgage-backed securities and may purchase the securities of companies whose businesses deal in real estate or mortgages, including real estate investment trusts;

8. borrow money, except to the extent permitted by the 1940 Act and rules thereunder, as amended from time to time, which currently limit a Fund's borrowing to 33 1/3% of total assets (including the amount borrowed) minus liabilities (other than borrowings) and require the reduction of any excess borrowing within three business days; or

9. lend assets to other persons (with a Fund's entry into repurchase agreements or the purchase of debt securities not being considered the making of a loan), except to the extent permitted by the 1940 Act, the rules thereunder and applicable SEC guidelines, as amended from time to time, which currently limit a Fund's lending to 33 1/3% of its total assets, or pursuant to any exemptive relief granted by the SEC.

                       NON-FUNDAMENTAL INVESTMENT POLICIES

The following investment restrictions are not fundamental policies. They may be changed without shareholder approval by a vote of the Board of Directors of the Investment Company, subject to any limits imposed by the 1940 Act or applicable regulatory authorities and subject to each Fund's investment objectives and permitted investments. No Fund will:

1. purchase or sell options or futures contracts or options on futures contracts unless the options or contracts relate to U.S. issuers or U.S. stock indexes and are not for speculation, and in addition (i) a Fund may write only covered call options and may buy put options only if it holds the related securities, (ii) a Fund may invest in futures contracts to hedge not more than 20% of its total assets, and (iii) premiums paid on outstanding options contracts may not exceed 5% of the Fund's total assets;

2. invest in foreign exchange nor invest more that 25% of its total assets in securities of foreign issuers and American Depositary Receipts (ADRs);

3. invest for the purpose of exercising control over management of an issuer (either separately or together with any other Funds);

4. make short sales, except when the Fund owns or has the right to obtain securities of equivalent kind and amount that will be held for as long as the Fund is in a short position;

5. if its investment policy is to invest primarily in equity securities, purchase mortgage-backed securities unless they are also U.S. Government Securities, or if its investment policy is to invest primarily in fixed income securities, invest more than 10% of its total assets in mortgage-backed securities that are not also U.S. Government Securities;

6. invest in the securities of any registered investment company except as permitted under the Investment Company Act of 1940 and the rules thereunder, as amended from time to time, or by any exemptive relief granted by the SEC;

7. purchase securities on margin, except that credits for the clearance of portfolio transactions and the making of margin payments for futures contracts and options on futures contracts shall not constitute the purchasing of securities on margin;

8. borrow money except for temporary or emergency purposes (not for investment or leveraging) or under any reverse repurchase agreement, provided that a Fund's aggregate borrowings may not exceed 10% of the value of the Fund's total assets and it may not purchase additional securities if its borrowings exceed that limit;

9.    lend more than 10% of its assets;

10. invest more than 10% of its total assets in securities that are considered to be illiquid because they are subject to legal or contractual restrictions on resale or are otherwise not readily marketable, including repurchase agreements and time deposits that do not mature within seven days but excluding Rule 144A securities and other restricted securities that are determined to be liquid pursuant to procedures adopted by the Board of Directors;

11.   invest more than 5% of its total assets in equipment trust certificates;

12. invest more than 10% of its total assets in asset-backed securities or purchase the most speculative series or class of asset-backed securities issues;

13. purchase the most speculative series or class of collateralized mortgage obligation issues or other mortgage-backed securities issues;

14. invest in interest-only strips or principal only strips of asset-backed securities, mortgage-backed securities or other debt securities;

15.   invest more than 5% of its assets in warrants; or

16.   invest more than 10% of its assets in preferred stock.

                      MANAGEMENT OF THE INVESTMENT COMPANY

The Directors of the Investment Company consist of five individuals, four of whom are not "interested persons" of the Investment Company as defined in the Investment Company Act of 1940. The Directors of the Investment Company are responsible for the overall supervision of the operations of the Investment Company and perform the various duties imposed on the directors of investment companies by the Investment Company Act of 1940. The Board of Directors elects officers of the Investment Company annually.

The Directors and Officers of the Investment Company and their principal employment are as follows:


                                       Position Held With           Principal Occupations
Name, Address And Age                  Investment Company           During Past Five Years
---------------------                  ------------------           ----------------------
Kevin M. Kearney, age 47               Director                     Partner, Wingate, Kearney & Cullen Brooklyn, NY
32 Court Street                                                     (law firm).
Brooklyn, NY 11201

Dolores J. Morrissey*, age 72          Chairman of the              President and Chief Executive Officer of
320 Park Avenue                        Board, President and         Mutual of America Securities Corporation
New York, NY 10022                     Director                     ("Distributor") since August 1996;
                                                                    Executive Vice President and Assistant to the
                                                                    President of the Adviser from March 1996 to December
                                                                    1996; prior thereto, President and Chief Executive
                                                                    Officer of the Adviser.

John T. Sharkey, age 63                Director                     Chairman and Chief Executive Officer,
[to come]                                                           Kane, Saunders & Smart; prior thereto,
New York, NY                                                        Vice President -- Corporate National
                                                                    Accounts, MCI Communications.

John R. Silber, age 73                 Director                     Chancellor, Boston University.
147 Bay State Road
Boston, MA 02215

Stanley Shmishkiss, age 81             Director                     Shmishkiss Associates; Chairman Emeritus
P.O. Box 909                                                        of the Board of Trustees of the American
Lynn, MA 01904                                                      Cancer Society Foundation.

Patrick J. Waide, Jr., age 62          Director                     Past President, The Drucker Foundation;
[to come]                                                           Chief Operating Officer, Sullivan &
New York, New York                                                  Company, New York, New York from
                                                                    September 1996 to December 1998; prior
                                                                    thereto, Executive Vice President and
                                                                    Chief Financial Officer of the Bessemer
                                                                    Group, Inc., and Senior Vice President
                                                                    and Chief Financial Officer of Bessemer
                                                                    Securities.

Manfred Altstadt, age 51               Senior Executive Vice        Senior Executive Vice President and Chief
320 Park Avenue                        President and                Financial Officer, Mutual of America Life
New York, NY 10022                     Treasurer                    and American Life.


Patrick A. Burns, age 53               Senior Executive Vice        Senior Executive Vice President and
320 Park Avenue                        President, General Counsel   General Counsel of the Adviser, Mutual of
New York, NY 10022                                                  America Life and American Life.

John Greed, age 40                     Executive Vice President     Executive Vice President and Treasurer,
320 Park Avenue                        and Chief Financial Officer  Mutual of America Life and American Life
New York, NY 10022                                                  since May 1997; Senior Vice President and
                                                                    Deputy Treasurer from July 1996 to May
                                                                    1997; prior thereto, Partner, Arthur
                                                                    Andersen, LLP.


Stanley M. Lenkowicz, age 58           Senior Vice President,       Senior Vice President and Deputy General
320 Park Avenue                        Deputy General               Counsel, Mutual of America.
New York, NY 10022                     Counsel and Secretary


----------
* Ms. Morrissey is an "interested person" within the meaning of the Investment Company Act.

The officers and directors of the Investment Company own none of its outstanding shares (as individuals they are not eligible to purchase Fund shares). The Investment Company has no Audit Committee, and the entire Board of Directors fulfills the obligations that an Audit Committee would have.


Set forth below is a table showing compensation paid to the directors during 1999.


                                          Aggregate            Pension or                         Total Compensation from
                                      Compensation from   Retirement Benefits      Estimated      Investment Company and
                                         Investment        Accrued as Part of       Benefits         Other Investment
Name of Director                           Company            Fund Expenses     Upon Retirement   Companies in Complex(3)
----------------                      -----------------   -------------------   ---------------   -----------------------
Kevin M. Kearney ...................      $14,198(2)              None                None               $14,198(2)
Dolores J. Morrissey ...............         None(1)              None                None                  None(1)
John T. Sharkey ....................      $14,824(2)              None                None               $14,824(2)
Stanley Shmishkiss .................      $16,619(2)              None                None               $16,619(2)
John R. Silber .....................      $16,619(2)              None                None               $16,619(2)
Patrick J. Waide, Jr. ..............      $14,824(2)              None                None               $14,824(2)

----------
(1) As an employee of an affiliate of the Adviser and an "interested person" of the Investment Company, Ms. Morrissey serves as director of the Investment Company and of Mutual of America Investment Corporation without compensation.

(2) Directors who are not "interested persons" of the Investment Company received from the Investment Company an annual retainer of $10,000 and a fee of $1,000 for each Board or Committee meeting attended in 1999 and will receive an annual retainer of $16,000 and fee of $1,500 for each Board or committee meeting they attend in 2000. In addition, they receive business travel and accident insurance and life insurance coverage of $75,000.

(3) Directors who are not interested persons do not serve on the Board of any other investment company in the same complex as the Investment Company.


At May 31, 2000, Mutual of America Life Insurance Company (Mutual of America Life ) owned % of the All America Fund's shares, % of the Bond Fund's shares, % of the Money Market Fund's shares and % of the Equity Index Fund's shares. Mutual of America Life has the right to vote its shares at any meeting of shareholders. Based on its ownership of shares on the date of this Statement of Additional Information, Mutual of America Life will control the outcome of voting by shareholders of the Equity Index Fund, All America Fund, Bond Fund and all of the Funds voting together. The address for Mutual of America Life and American Life, both of which are New York corporations, is 320 Park Avenue, New York, NY 10022.


                        INVESTMENT ADVISORY ARRANGEMENTS

Investment Adviser. The Investment Company's investment adviser is Mutual of America Capital Management Corporation (the Adviser or Capital Management), an indirect wholly-owned subsidiary of Mutual of America Life. The Adviser's address is 320 Park Avenue, New York, New York 10022. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940. The Adviser provides investment management services to the Investment Company, Mutual of America Investment Corporation and the General Accounts of Mutual of America Life and American Life.

The Adviser provides advisory services for the Investment Company's Funds, in accordance with the Funds' investment policies, objectives and restrictions as set forth in the Prospectus and this Statement of Additional Information. The Adviser has delegated some of its advisory responsibilities for a portion of the All America Fund to the Subadvisers named below. The Adviser's activities are subject at all times to the supervision and approval of the Investment Company's Board of Directors.

Under  the  Investment  Advisory  Agreement,   the  Adviser  agrees  to  provide
investment management services to the Investment Company. These services include:

      o performing investment research and evaluating pertinent economic, statistical and financial data;

      o     consultation  with the Investment  Company's  Board of Directors and
            furnishing   to  the   Investment   Company's   Board  of  Directors
            recommendations with respect to the overall investment plan;

      o implementation of the overall investment plan, including carrying out decisions to acquire or dispose of investments;

      o     management of investments;

      o reporting to the Investment Company's Board of Directors on a regular basis on the implementation of the investment plan and the management of investments;

      o     maintaining all required records;

      o     making arrangements for the safekeeping of assets; and

      o providing office space facilities, equipment, material and personnel necessary to fulfill its obligations.

The Adviser is responsible for all expenses incurred in performing the investment advisory services, including compensation of officers and payment of office expenses, and for providing investment management services.

Advisory Fees. As compensation for its services to each of the Funds of the Investment Company, the Funds pay the Adviser a fee at the following annual rates of net assets, calculated as a daily charge:


  Equity Index Fund -- .125%
  All America Fund -- .50%
  Mid-Cap Equity Index Fund -- .125%
  Aggressive Equity Fund -- .85%
  Bond Fund -- .45%
  Money Market Fund -- .20%


               Investment Advisory Fees Paid by Funds to Adviser*

--------------------------------------------------------------------------------
         Fund                     1999              1998              1997
================================================================================
     Equity Index*              $ 21,648               N/A                N/A
--------------------------------------------------------------------------------
     All America                $318,029          $311,258           $291,620
--------------------------------------------------------------------------------
         Bond                   $121,448          $106,164           $ 94,370
--------------------------------------------------------------------------------
     Money Market               $ 33,028          $  8,216           $  3,930
--------------------------------------------------------------------------------
      Total Fees                $494,153          $425,638           $389,920
--------------------------------------------------------------------------------

----------
*     The Equity Index Fund began operations on May 3, 1999.

Other Fund Expenses. Each Fund is responsible for paying its advisory fee and other expenses incurred in its operation, including:

      o brokers' commissions, transfer taxes and other fees relating to the Fund's portfolio transactions,

      o     directors' fees and expenses,

      o     fees and expenses of its independent certified public accountants,

      o     fees and expenses of its legal counsel,

      o the cost of the printing and mailing semi-annual reports to shareholders, Proxy Statements, Prospectuses, Prospectus Supplements and Statements of Additional Information,

      o the cost of preparation and filing registration statements and amendments thereto,

      o     bank transaction charges and custodian's fees,

      o     any proxy solicitors' fees and expenses,

      o     SEC filing fees,

      o     any federal, state or local income or other taxes,

      o any membership or licensing fees of the Investment Company Institute and similar organizations,

      o     fidelity bond and directors' liability insurance premiums, and

      o any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made.

Expense Reimbursements by the Adviser. The Adviser limits the expenses of each Fund, other than for brokers' commissions, transfer taxes and other fees relating to portfolio transactions and extraordinary expenses, to an annual rate of .85% of the value of net assets of the All America Fund, .70% of the value of net assets of the Bond Fund, .40% of the value of the net assets of the Money Market Fund and .325% of the value of the net assets of the Equity Index Fund. This expense limitation obligation of the Adviser is contractual for 2000 and will renew each year thereafter unless the Adviser notifies the Investment Company of its termination at least two weeks prior to the new year. The Adviser has voluntarily limited the Funds' expenses since the inception of each Fund to the amounts that are now the contractual limits, and the Adviser could discontinue any voluntary reimbursement obligation at any time.

Subadvisers For Portion of the All America Fund. For approximately 20% of the assets of the All America Fund (the Active Assets), the Adviser has entered into Subadvisory Agreements with Fred Alger Management, Inc. (Alger Management) and Oak Associates, Ltd. (Oak Associates) (each a Subadviser, and together the Subadvisers). Each Subadviser is registered as an investment adviser under the Investment Advisers Act of 1940.

Each of the Subadvisers for its portion of the All America Fund provides investment advisory services, including research, making recommendations and regular reports to the Board of Directors of the Investment Company, maintenance of records, and providing all the office space, facilities, equipment, material and personnel necessary to fulfill its obligations under the Subadvisory Agreement. The Subadvisers are subject to the supervision of the Adviser and the Board of Directors of the Investment Company.

Subadvisory Fees. The Adviser, not the Investment Company, pays the Subadvisers for advisory services they provide to the portion of the All America Fund they manage at the following annual rates of net assets, calculated as a daily charge:

      o     Fred Alger Management -- .45%

      o     Oak Associates -- .30%

                       Fees Paid by Adviser to Subadvisers
                              For Past Three Years

--------------------------------------------------------------------------------
             Subadviser                          1999        1998        1997
================================================================================
       Fred Alger Management, Inc.              $25,923     $25,762     $23,984
--------------------------------------------------------------------------------
         Oak Associates, Ltd.                   $19,346     $18,433     $17,285
--------------------------------------------------------------------------------
Palley-Needelman Asset Management, Inc.*        $17,147     $17,917     $17,131
--------------------------------------------------------------------------------
                Total                           $62,416     $62,112     $58,400
--------------------------------------------------------------------------------

----------
*     A Subadviser until February 1, 2000

Codes of Ethics. The Investment Company, the Adviser, the Subadvisers and the Securities Corporation have adopted codes of ethics under Rule 17j-1 of the 1940 Act. Persons subject to these codes may not purchase securities in which the Funds may invest unless their purchases have been precleared in accordance with the codes and do not occur not within certain black-out periods imposed under the codes.

                            ADMINISTRATIVE AGREEMENTS

Accounting and Recordkeeping Agent

The Adviser serves as accounting and recordkeeping agent for the Funds. Under its Investment Accounting Agreement with the Investment Company, the Adviser performs accounting and recordkeeping functions related to portfolio transactions as required by the Investment Company Act, provides the Investment Company with accounting and related reports on a periodic basis, and calculates the net asset value of each Fund in the manner described in the Prospectus.

As compensation for its services, the Adviser receives from each Fund a monthly base fee of $500 plus a monthly minimum fee of $2,000, or if an asset-based fee of .0225% of the Investment Company net assets would result in a fee greater than the aggregate of the Fund minimums, the Fund's proportion of the asset-based fee, and is reimbursed for out-of-pocket expenses it incurs in performing its services to the Investment Company. The Adviser has entered into an arrangement with Mutual of America for the provision of investment accounting and recordkeeping, legal and certain other services in connection with the Investment Company.

Transfer Agent

State Street Bank and Trust Company (State Street) serves as transfer agent and dividend disbursing agent for Fund shares. Under its Transfer Agency and Service Agreement with the Investment Company, State Street is obligated to maintain shareholder accounts to reflect purchases and redemptions of Fund shares; prepare and transmit payments for dividends and distributions declared by the Investment Company; mail proxy materials, shareholder reports and prospectuses to current shareholders; and prepare and mail account and confirmation statements for shareholders. State Street's address is P.O. Box 1978, Boston, Massachusetts 02105, Attn: Mutual Fund Services.

For its services, State Street receives from each Fund a monthly maintenance fee based on the number of holders of Fund shares, ranging from a minimum of $1,000 per month for 0-15 shareholders to $2,500 per month for 51-200 shareholders, and a trade processing fee for each trade and is reimbursed for out-of-pocket expenses.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

Selection of Brokers and Dealers
--------------------------------------------------------------------------------

The Adviser and each Subadviser are responsible for decisions to buy and sell securities for the Funds of the Investment Company for which they provide services as well as for selecting brokers and, where applicable, negotiating the amount of the commission rate paid.

      o The Adviser and Subadvisers select broker-dealers which, in their best judgment, provide prompt and reliable execution at favorable security prices and reasonable commission rates.

      o They may select broker-dealers which provide them with research services and may cause a Fund to pay such broker-dealers commissions which exceed those other broker-dealers may have charged, if in their view the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer.

      o When purchasing or selling securities trading on the over-the-counter market, the Adviser and Subadvisers will generally execute the transaction with a broker engaged in making a market for such securities.

      o The Adviser and Subadvisers may place certain orders with their affiliates, subject to the requirements of the 1940 Act.

      o No transactions may be effected by a Fund with an affiliate of the Adviser or a Sub-Adviser acting as principal for its own account.

Brokerage commissions are negotiated, as there are no standard rates. All brokerage firms provide the service of execution of the order made. Some brokerage firms routinely provide research and statistical data to their customers, and some firms customarily provide research reports on particular companies and industries to customers that place a certain volume of trades with them.

The Adviser, and each Subadviser, will place orders with brokers providing useful research and statistical data services if reasonable commissions can be negotiated for the total services furnished even though lower commissions may be available from brokers not providing such services. The Adviser, and each Subadviser, uses these services in connection with all of its investment activities, and some of the data or services obtained in connection with the execution of transactions for the Investment Company may be used in managing other investment accounts. Conversely, data or services obtained in connection with transactions in other accounts may be used by the Adviser, and each Subadviser, in providing investment advice to the Investment Company. To the extent that the Adviser, and each Subadviser, uses research and statistical data services so obtained, its expenses may be reduced and such data has therefore been and is one of the factors considered by the Adviser, and each Subadviser, in determining its fee for investment advisory services.

At times, transactions for the Investment Company may be executed together with purchases or sales of the same security for other accounts of the Adviser or a Subadviser. When making concurrent transactions for several accounts, an effort is made to allocate executions fairly among them. Transactions of this type are executed only when the Adviser, or a Subadviser, believes it to be in the best interests of the affected Fund(s), as well as any other accounts involved. However, the possibility exists that concurrent executions may work out to the disadvantage of the Fund(s) involved.

The Investment Company paid aggregate brokerage commissions of $46,772 in 1999, $56,490 in 1998 and $47,705 in 1997.

Commissions to Affiliated Brokers
--------------------------------------------------------------------------------

During the past three years, the Investment Company has paid brokerage commissions to Mutual of America Securities Corporation (Securities Corporation), an affiliate of the Adviser, through an introducing brokerage arrangement with Bear Stearns Securities Corp., and to Fred Alger & Co. (Fred Alger), an affiliate of Alger Management, Inc., as follows:

---------------------------------------------------------------------------------------------
            Year of                   Commissions      % of Total      % of Aggregate Dollars
        Payment/Broker                   Paid       Commissions Paid       of Transactions
=============================================================================================
1999 -- Securities Corporation           $     0              0%                    0%
---------------------------------------------------------------------------------------------
1998 -- Securities Corporation           $     0              0%                    0%
---------------------------------------------------------------------------------------------
1997 -- Securities Corporation           $ 2,070           4.15%                  4.0%
---------------------------------------------------------------------------------------------
1999 -- Fred Alger                       $11,843           25.3%                 16.5%
---------------------------------------------------------------------------------------------
1998 -- Fred Alger                       $15,470           27.4%                 23.0%
---------------------------------------------------------------------------------------------
1997 -- Fred Alger                       $18,793           37.6%                 30.8%
---------------------------------------------------------------------------------------------

The purchases and sales placed through Fred Alger related primarily to stocks issued by companies with smallermarket capitalizations, for which execution may be more difficult.

Portfolio Turnover
--------------------------------------------------------------------------------

The Adviser and the Subadvisers do not consider portfolio turnover rate to be a limiting factor when they deem it appropriate to purchase or sell securities for a Fund. The portfolio turnover rate for a Fund in any year will depend on market conditions, and the rate may increase depending on market conditions or if a new portfolio manager for a Fund restructures the Fund's holdings. The Insurance Companies' Separate Accounts do not pay taxes on the investment gains of the Funds. As a consequence, the Adviser and Subadvisers do not consider how long a Fund has held a security, or how capital gain upon sale would be characterized, in deciding whether to sell that security.

The Equity Index Fund and the Indexed Assets of the All America Fund each attempt to duplicate the investment results of the S&P 500 Index. As a result, the Adviser anticipates that these Funds will hold investments generally for longer periods than actively managed funds.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

Calculation of Net Asset Value
--------------------------------------------------------------------------------

An investor purchases or redeems shares of a Fund at net asset value. A Fund's net asset value is equal to:

      o     the sum of the value of the securities the Fund holds,

      o plus any cash or other assets, including interest and dividends accrued, and

      o     minus all liabilities, including accrued expenses.

The net asset value of each Fund is determined once daily immediately after the declaration of dividends, if any, and is determined as of the time of the close of the regular trading session on the New York Stock Exchange (generally 4:00 p.m. Eastern Time) on each day during which such Exchange is open for trading.

A Fund's net asset value per share is equal to the Fund's net asset value divided by the number of Fund shares outstanding.

Pricing of Securities Held by the Funds
--------------------------------------------------------------------------------

In determining a Fund's net asset value, the Adviser must value the securities and other assets the Fund owns.

1) If market quotations are readily available for an investment, the Adviser uses market value as follows:

      o An equity security will be valued at the last sale price for the security on the principal exchange on which the security is traded, or at the last bid price on the principal exchange on which such security is traded if such bid price is of a more recent day than the last sale price.

      o For any equity security not traded on an exchange but traded in the over-the-counter market, the value will be the last sale price available, or if no sale, at the latest available bid price.

      o Debt securities will be valued at a composite fair market value, "evaluated bid," which may be the last sale price, by a valuation service selected by the Adviser and approved by the Investment Company's Board of Directors.

2) If there are any portfolio securities or assets for which market quotations are not readily available, the Adviser will use fair value pricing, as determined in good faith by or under the direction of the Board of Directors of the Investment Company.

3) If a money market security has a remaining maturity of 60 days or less, the Adviser will use the amortized cost method of valuation to approximate market value, as follows:

      o A security is initially valued at cost on the date of purchase (or at market value on the 61st day prior to maturity if the security had more than 60 days remaining to maturity at date of purchase by a
            Fund), and the Adviser assumes constant proportionate amortization in value until maturity of any discount or premium.

      o The maturity of a variable rate certificate of deposit is deemed to be the next coupon date on which the interest rate is to be adjusted.

      o Market value will be used instead if the amortized cost value is materially different from the actual market value of the security.

4)    For stock options and futures contracts, these valuations apply:

      o Stock options written by a Fund are valued at the mean of the last bid and asked price on the principal exchange where the option is traded, as of the close of trading on that exchange.

      o When a Fund writes a call option, the amount of the premium is included in the Fund's assets and the market value of the call is included in its liabilities and adjusted thereafter to current market value.

            o If a call expires or if the Fund enters into a closing purchase transaction, it realizes a gain (or a loss if the cost of the transaction exceeds the premium received when the call was written) without regard to any unrealized appreciation or depreciation in the underlying securities, and the liability related to such call is extinguished.

            o If a call is exercised, the Fund realizes a gain or loss from the sale of the underlying securities and the proceeds of the sale increased by the premium originally received.

      o A premium a Fund pays on the purchase of a put will be deducted from a Fund's assets and an equal amount will be included as an investment and subsequently adjusted to the current market value of the put.

      o Futures contracts, and options thereon, traded on commodities exchanges are valued at their official settlement price as of the close of such commodities exchanges.

                       TAXATION OF THE INVESTMENT COMPANY

Taxes on Funds' Investment Earnings and Income
--------------------------------------------------------------------------------

Each Fund intends to qualify and elect treatment as a "regulated investment company" under Subchapter M of the Internal Revenue Code. A Fund will not owe Federal income tax on the ordinary income and net realized capital gains that it distributes to shareholders, if it qualifies as a regulated investment company and satisfies certain minimum income distribution rules.

If the Investment Company were to fail to qualify as a regulated investment company, it would be subject to Federal income tax on the Funds' ordinary income and net realized capital gains, whether or not it distributes the income and gains to shareholders. If the Funds were to pay Federal income tax, their investment performance would be negatively affected.

Section 4982 of the Code imposes an excise tax of 4% on a regulated investment company that does not make a "required distribution" to shareholders of 98% of its ordinary income for each calendar year and 98% of its capital gain income for the one year period ending October 31 of each year, plus certain undistributed income from previous years. Each Fund intends to make the "required distributions" and to thereby avoid the excise tax. If a Fund were to distribute less than the required amount, then the 4% excise tax would apply to the deficiency, which would reduce the investment performance of the Funds.

Income Dividends and Capital Gains Distributions
--------------------------------------------------------------------------------

The Investment Company declares dividend distributions semi-annually (at the end of June and end of December) in the case of net investment income and annually (at the end of December) in the case of net realized short or long-term capital gains. A shareholder's dividend distributions are automatically reinvested in full or fractional shares of the Fund to which they relate, unless the shareholder elects on its application or an amendment to the application either
(1) to receive dividend distributions in cash or, (2) in the case of distributions by the Equity Index, All America and Bond Funds, to purchase shares of the Money Market Fund (in which case the $5,000 minimum is waived).

Cash dividend distributions are paid by wire transfer of Federal funds. Payment of dividends normally will be made on the first business day of the following month at the net asset value as of the last business day of the month in which the dividend distribution is declared. Dividends and other distributions are taxable to a Fund's shareholders even though they are reinvested in additional shares of the Fund.

                            TAXATION OF SHAREHOLDERS

The discussion below provides information that may be helpful to a shareholder, but it is not a detailed explanation of the Federal income tax treatment of a shareholder. In addition, the discussion does not address state, local or foreign taxation. Potential purchasers of shares of a Fund are encouraged to consult their tax advisers regarding specific questions as to Federal, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in a Fund as well. Many of the rules set forth below do not apply to not-for-profit organizations and other entities that are not subject to Federal income taxation.

Characterization of Funds' distributions. Dividends paid by a Fund out of its ordinary income and distributions of a Fund's net realized short-term capital gains (jointly, the "ordinary income dividends") are taxable to its shareholders as ordinary income. Distributions made from a Fund's net realized long-term capital gains, including long-term gains from certain transactions in futures and options, (the "capital gain dividends") are taxable to the Fund's shareholders as long-term capital gain.

Passive Foreign Investment Company ("PFIC"). Due to investment laws in certain foreign countries, it is possible that a Fund's investments in equity securities in such countries may consist of shares of investment companies (or similar investment entities) organized under foreign law or of ownership interests in special accounts, trusts or partnerships. If the Fund purchases shares of an investment company (or similar investment entity) organized under foreign law, the Fund will be treated as owning shares in a PFIC for U.S. federal income tax purposes and may be subject to U.S. Federal income tax law in certain circumstances.

Foreign currency gains or losses. Foreign currency gains or losses from certain debt instruments are generally treated as ordinary income or loss. These gains or losses will generally increase or decrease the amount of a Fund's investment company taxable income available to be distributed to shareholders as ordinary income.

Additionally, if losses of this nature exceed a Fund's other investment company taxable income during a taxable year, a Fund would not be able to make any ordinary income dividend distributions. Any such distribution made before the losses were realized (but in the same taxable year) would be recharacterized as a return of capital to a Fund's shareholders, thereby reducing the shareholders' basis in the Fund's shares, and resulting in a capital gain for any shareholder who received a distribution greater than that shareholder's basis in the Fund's shares (assuming the shares were held as capital assets).

Taxation of Foreign Country Income. Investment income received by a Fund may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes. These foreign taxes will reduce the amount of funds available for distributions by a Fund, but are included in the taxable income reported by the Fund's shareholders. Since stock and securities of foreign issuers held by any Fund will be limited, the Fund's shareholders will not be able to claim a credit or deduction for these foreign taxes paid by a Fund.

Redemptions and Exchanges. Redemptions and exchanges of a Fund's shares are taxable events, and shareholders may realize gains or losses on such events. A shareholder's loss realized on a sale or exchange of shares of a Fund will be disallowed if the shareholder acquires other Fund shares (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss upon the sale or exchange of Fund shares held for six months or less, which is not disallowed, will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder with respect to such shares.

Original Issue Discount. The Funds may purchase debt securities that contain original issue discount. Original issue discount that accrues in a taxable year is treated as income earned by a Fund and is subject to the distribution requirements of the Internal Revenue Code. A Fund, however, generally will not receive any cash income for the original issue discount income it earns in a taxable year. Accordingly, there is a risk that the Fund may have to sell other securities to satisfy distribution requirements under the Internal Revenue Code. Debt securities that a Fund acquires also may be subject to the market discount rules.

Capital gains rates for entities other than individuals. Capital gains of corporations are subject to tax at the same rates applicable to ordinary income. Capital losses may be used only to offset capital gains and excess net capital loss may be carried back three years and forward five years.

Dividends  received  deductions.  Certain  corporations  are  entitled  to a 70%
dividends received deduction for distributions from certain domestic corporations. The Equity Index Fund and All America Fund will designate the portion of any distributions that qualify for the 70% dividends received deduction. The amount designated may not exceed the amount received by the Equity Index Fund or All America Fund for its taxable year that qualifies for the dividends received deduction. (Since none of the income of the Bond Fund or the Money Market Fund is expected to be derived from dividends from domestic corporations, it is not anticipated that any portion of the ordinary income dividends of the Bond Fund or the Money Market Fund will qualify for the dividends received deduction.)

Private Foundations. Private foundations and their managers are subject to excise taxes under the Code if they invest "any amount in such a manner as to jeopardize the carrying out of any of the foundation's exempt purposes." This rule requires a foundation manager, in making an investment, to exercise "ordinary business care and prudence" under the facts and circumstances prevailing at the time of making the investment, in providing for the short-term and long-term needs of the foundation in carrying out its exempt purposes.

The factors that a foundation manager may take into account in assessing an investment under this standard include the expected rate of return (both income and capital appreciation), the risks of rising and falling price levels, and the need for diversification within the foundation's portfolio. A substantial percentage of investments of certain "private operating foundations", as defined in the Code, may be restricted to assets directly devoted to their tax-exempt purposes. Each manager of a private foundation should consult the manager's and the foundation's tax advisers regarding the foregoing considerations.

Endowment Funds. Investment managers of endowment funds should consider whether the acquisition by such funds of shares in the Funds is legally permissible. This is not a matter of federal law, but is determined under applicable state statutes. It should be noted, however, that under the Uniform Management of Institutional Funds Act, which has been adopted in various forms by a large number of states, participation in mutual funds or similar organizations, in which funds are commingled and investment determinations are made by persons other than the governing board of the endowment fund, is permitted. Each investment manager of an endowment fund should consult the endowment fund's counsel regarding the foregoing considerations.

Retirement Trusts, including Qualified Plans. The Funds may accept investments from tax-qualified pension, profit-sharing or stock bonus plans, governmental plans and units, and Taft-Hartley plans (all such entities hereinafter being referred to as "Retirement Trusts"). A fiduciary of a Retirement Trust other than a governmental plan or unit (a "Qualified Plan") is subject to certain requirements under the Employee Retirement Income Security Act of 1974, as amended (ERISA), including the discharge of duties solely in the interest of, and for the exclusive purpose of providing benefits to, the Qualified Plan's participants and beneficiaries.

In considering an investment in the Funds of a portion of the assets of any Qualified Plan, a fiduciary should consider, among other factors: (a) whether the investment is permitted by the documents and instruments governing the Qualified Plan; (b) whether the investment satisfies the diversification requirements of Section 404(a)(1)(C) of ERISA, if applicable; (c) whether the investment provides sufficient liquidity to permit benefit payments to be made as they become due; (d) whether the investment is for the exclusive purpose of providing benefits to participants and their beneficiaries; and (e) whether the investment may constitute a "prohibited transaction" (within the meaning of Section 406 of ERISA and Section 4975(c) of the Code). Each fiduciary of a Qualified Plan (and any other person subject to ERISA) should consult such person's tax or other advisers regarding the foregoing considerations.

Shareholder Withholding

The Investment Company may be required to withhold for Federal income tax ("back-up withholding") from distributions made and the proceeds of redemptions to a shareholder who is not exempt from back-up withholding, because the shareholder has not provided a correct taxpayer identification number or made required certifications, or when the Investment Company or the shareholder has been notified by the Internal Revenue Service that the shareholder is subject to back-up withholding.

Ordinary income dividends paid by a Fund to a shareholder that is a nonresident alien or a foreign entity will be subject to a 30% U.S. withholding tax applicable to foreign persons, unless a reduced rate of withholding or a withholding exemption is provided under applicable law or an applicable tax convention between the United States and a particular foreign country. Foreign shareholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.

                        YIELD AND PERFORMANCE INFORMATION

Performance information is computed separately for each Fund in accordance with the formulas described below. At any time in the future, total return and yields may be higher or lower than in the past and there can be no assurance that any historical results will continue.

Yield of the Money Market Fund. The Money Market Fund calculates a seven-day "current yield" (eight days when the seventh prior day has no net asset value because the Investment Company is closed on that day) based on a hypothetical shareholder account containing one share at the beginning of the seven-day period. The return is calculated for the period by determining the net change in the hypothetical account's value for the period, excluding capital changes. The net change is divided by the share value at the beginning of the period to give the base period return. This base period return is then multiplied by 365/7 to annualize the yield figure, which is carried to the nearest one-hundredth of one percent.

Realized capital gains or losses and unrealized appreciation or depreciation of the assets of the Money Market Fund are included in the hypothetical account for the beginning of the period but changes in these items during the period are not included in the value for the end of the period. Income other than investment income is excluded for the period. Values also reflect asset charges (for advisory fees) as well as brokerage fees and other expenses.

Current yields will fluctuate daily. Accordingly, yields for any given seven-day period do not necessarily represent future results. It should be remembered that yield depends on the type, quality, maturities and rates of return of the Money Market Fund's investments, among other factors. The Money Market Fund yield does not reflect the cost of insurance and other insurance company separate account charges. It also should not be compared to the yield of money market funds made available to the general public because they may use a different method to calculate yield. In addition, their yields are usually calculated on the basis of a constant one dollar price per share and they pay out earnings and dividends which accrue on a daily basis.

The following is an example of the calculation of the Money Market Fund's yield for the seven-day period ended December 28, 1999. Yields may fluctuate substantially from the example shown.

      1.    Value for December 21, 1999

      2. Value for December 28, 1999 (exclusive of capital changes and any non-investment income)

      3.    Net change equals Line 1 subtracted from Line 2

      4.    Base period return equals Line 3 divided by Line 1

      5.    Current yield equals Line 4 annualized (multiplied by 365/7)

The Money Market Fund calculates effective yield by following Steps 1 - 4 above to obtain a base period return, then compounding the base period return as follows:

              Effective Yield = [(Base Period Return + 1) 365/7] -1

Calculation of Total Return and Average Annual Total Return. Total Return reflects changes in the price of a Fund's shares and assumes that any dividends or capital gains distributions are reinvested in that Fund's shares immediately rather than paid to the investor in cash.

Average Annual Total Return is calculated by finding the average annual compounded rates of return of a hypothetical investment over the periods shown, according to the following formula (Total Return is then expressed as a percentage):

      T = (ERV/P)1/n -1

Where:

      P = a hypothetical initial payment of $1,000

      T = average annual total return

      n = number of years

      ERV = ending redeemable value. ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

                           Average Annual Total Return
                      For Periods Ended December 31, 1999*

             Fund                                 One Year     Life of Fund*
             ----                                 --------     -------------
             Equity Index                            N/A            9.0%
             All America                            26.0%          22.8%
             Bond                                   (3.5)%          5.0%
             Money Market                            4.9%           5.1%

                           Cumulative Total Return For
                        Periods Ended December 31, 1999*

             Fund                                 One Year     Life of Fund*
             ----                                 --------     -------------
             Equity Index                            N/A            9.0%
             All America                            26.0%         112.2%
             Bond                                   (3.5)%         19.5%
             Money Market                            4.9%          14.2%

----------
* Dates the Funds commenced operations: All America and Bond Funds -- May 1, 1996; the Money Market Fund -- May 1, 1997; and the Equity Index Fund -- May 3, 1999.

Yield Of The Bond Fund. Yield of the shares of the Bond Fund will be computed by annualizing net investment income, as determined by the Commission's formula, calculated on a per share basis, for a recent one-month or 30-day period and dividing that amount by the net asset value per share of the Fund on the last trading day of that period. Net investment income will reflect amortization of any market value premium or discount of fixed income securities (except for obligations backed by mortgages or other assets) over such period and may include recognition of a pro rata portion of the stated dividend rate of dividend paying portfolio securities. The Yield of the Fund will vary from time to time depending upon market conditions, the composition of the portfolio and operating expenses allocated to the Fund.

Performance Comparisons. Each Fund may from time to time include the Total Return, the Average Annual Total Return and Yield of its shares in advertisements or in information furnished to shareholders. The Money Market Fund may also from time to time include the Yield and Effective Yield of its shares in information furnished to shareholders.

Each Fund may from time to time also include the ranking of its performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services ("Lipper") as having the same or similar investment objectives or by similar services that monitor the performance of mutual funds. Each Fund may also from time to time compare its performance to average mutual fund performance figures compiled by Lipper in Lipper Performance Analysis.

Advertisements or information the Investment Company furnishes to current or prospective investors also may include evaluations of a Fund published by nationally recognized ranking services and by financial publications that are nationally recognized. These publications may include Barron's, Business Week, CDA Technologies, Inc., Changing Times, Dow Jones Industrial Average, Financial Planning, Financial World, Forbes, Fortune, Hulbert's Financial Digest, Institutional Investor, Investors Daily, Money, Morningstar Mutual Funds, The New York Times, Stanger's Investment Adviser, Value Line, The Wall Street Journal, Wiesenberger Investment Company Service and USA Today.

In reports or other communications to shareholders, the Investment Company also may describe general economic and market conditions affecting the Funds and may compare the performance of the Funds with (1) that of mutual funds included in the rankings prepared by Lipper or similar investment services that monitor the performance of insurance company separate accounts or mutual funds, (2) IBC/Donoghue's Money Fund Report, (3) other appropriate indices of investment securities and averages for peer universe of funds which are described in this Statement of Additional Information, or (4) data developed by the Adviser or any of the Subadvisers derived from such indices or averages.

Comparative Indices for the Funds
--------------------------------------------------------------------------------

The Investment Company compares the performance of each Fund (other than the Money Market Fund) against a widely recognized index or indices for stock or bond market performance, based on the type of securities the Fund purchases. The annual and semi-annual financial reports that the Investment Company prepares will contain graphs with the Funds' performances compared to their indices.

It is not possible for an investor to directly invest in an unmanaged index. Performance comparisons to indices are for informational purposes and do not reflect any actual investment. The Funds pay investment advisory and other expenses that are not applicable to unmanaged indices.


Equity Index Fund and All America Fund: Performance of each of these Funds is compared to the Standard & Poor's Composite Index of 500 Stocks (the S&P 500 Index).


The S&P 500 Index is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 Index is composed almost entirely of common stocks of companies listed on the NYSE, although the common stocks of a few companies listed on the American Stock Exchange or traded OTC are included. The 500 companies represented include approximately 400 industrial concerns, as well as financial services, utility and transportation concerns. The S&P 500 Index represents about 80% of the market value of all issues traded on the NYSE.


Mid-Cap Equity Index Fund: Performance is compared to the Standard & Poor's MidCap 400 Index (the S&P Midcap 400 Index).

The S&P Mid-Cap 400 Index is a market value weighted and unmanaged index showing the changes in the aggregate market value of 400 stocks issued by U.S. companies with medium market capitalizations, generally between $300 million and $5 billion and with an average market value of approximately $1.5 billion. Almost 70% of the stocks are listed on the New York Stock Exchange and approximately 30% are traded on the Nasdaq National Market (over-the-counter).

Aggressive Equity Fund: Performance is compared to the Russell 2000 Index.

The Russell 2000 Index is a market capitalization weighted index of the 2000 smallest companies in the Russell 3000 Index. The largest company in the Russell 2000 Index has a current market value of approximately $1 billion. The market capitalization of companies in the Index varies based on market conditions and the companies included in the Index, which is adjusted yearly.

Bond Fund: Performance is compared to the Lehman Brothers Government/Corporate Bond Index (the Lehman Government/Corporate Index).

The Lehman Government/Corporate Index is a measure of the market value of approximately 5,300 bonds with a face value currently in excess of $1 million, which have at least one year to maturity and are rated "Baa" or higher ("investment grade") by a nationally recognized statistical rating agency.

                      DESCRIPTION OF CORPORATE BOND RATINGS

Description of Corporate bond ratings of Moody's Investors Services, Inc.:

Aaa   --    Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.
            While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa    --    Bonds  which are rated Aa are  judged to be of high  quality  by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A     --    Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa   --    Bonds  which  are  rated  Baa  are   considered   as  medium   grade
            obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.
            Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba    --    Bonds  which are rated Ba are judged to have  speculative  elements;
            their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B     --    Bonds  which  are  rated B  generally  lack  characteristics  of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa   --    Bonds which are rated Caa are of poor  standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca    --    Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C     --    Bonds  which are  rated C are the  lowest  rated  class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of corporate bond ratings of Standard & Poor's Corporation:

AAA   --    Debt rated AAA has the highest rating assigned by Standard & Poor's.
            Capacity to pay interest and repay principal is very strong.

AA    --    Debt rated AA has a very strong  capacity to pay  interest and repay principal and differs from the higher rated issues only in small degree.

A     --    Debt  rated  A has a  strong  capacity  to pay  interest  and  repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB   --    Debt rated BBB is  regarded  as having an  adequate  capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BBB   --    Debt  rated  BB,  B,  CCC  and  CC  is  regarded,   on  balance,  as
B     --    predominantly  speculative with respect to the issuer's  capacity to
CCC   --    pay interest and repay principal in accordance with the terms of the
CC    --    obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C     --    The rating C is  reserved  for income  bonds on which no interest is being paid.

D     --    Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-): The ratings from "AA" to "BB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                           DISTRIBUTION OF FUND SHARES

Mutual of America Securities Corporation, 320 Park Avenue, New York, New York 10022 (the Distributor), an indirect, wholly-owned subsidiary of Mutual of America Life, serves as the principal underwriter and distributor of Fund shares. The Distributor and Mutual of America Life, whose address is 320 Park Avenue, New York, New York 10022, are affiliates of the Adviser.

The Distributor does not receive compensation for distributing Fund shares, and it is not obligated to distribute any specific amount of Fund shares. The Distributor is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. Registered representatives of the Distributor, located in 36 field offices throughout the United States, participate in the distribution of shares of the Funds.

Shares of the Fund are offered on a continuous basis. There is no sales charge or deferred sales charge for the purchase of Fund shares.

                                 LEGAL MATTERS

The legal validity of the shares described in the Prospectus has been passed on by Patrick A. Burns, Esq., Senior Executive Vice President and General Counsel of the Investment Company.

                              INDEPENDENT AUDITORS

The financial statements included in this Statement of Additional Information have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said report.

Arthur Andersen LLP have been selected as the independent auditors of the Investment Company for its fiscal year ending December 31, 2000. Their address is 1345 Avenue of the Americas, New York, New York 10105.

                                    CUSTODIAN

The Chase Manhattan Bank, 1285 Avenue of the Americas, New York, New York 10019, acts as Custodian of the Investment Company's assets.

                        USE OF STANDARD & POOR'S INDEXES


The Equity Index Fund, the Indexed Assets of the All America Fund and the Mid-Cap Equity Index Fund are not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. (S&P). S&P makes no representation or warranty, express or implied, to the owners of the Equity Index Fund, the All America Fund, the Mid-Cap Equity Index Fund or any member of the public regarding the advisability of investing in securities generally or in the Equity Index Fund, the All America Fund or the Mid-Cap Equity Index Fund particularly or the ability of the S&P 500 Index or the S&P
MidCap 400 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index and S&P MidCap 400 Index, which are determined, composed and calculated by S&P without regard to the Equity Index Fund, the All America Fund or the Mid-Cap Equity Index Fund. S&P has no obligation to take the needs of the Investment Company or the owners of the Equity Index Fund, the All America Fund or the Mid-Cap Equity Index Fund into consideration in determining, composing or calculating the S&P 500 Index or the S&P MidCap 400 Index. S&P is not responsible for and has not participated in the determination of the net asset values of the Equity Index Fund, the All America Fund or the Mid-Cap Equity Index Fund, the amount of the shares of such Funds or the timing of the issuance or sale of the Funds. S&P has no obligation or liability in connection with the administration, marketing or trading of the Equity Index Fund and S&P MidCap 400 Index, the All America Fund or the Mid-Cap Equity Index Fund.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or the S&P MidCap 400 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the Investment Company, owners of the Equity Index Fund, the All America Fund or the Mid-Cap Equity Index Fund, or any other person or entity from the use of the S&P 500 Index or the S&P MidCap 400 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties or merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or the S&P MidCap 400 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibilities of such damages.


                              FINANCIAL STATEMENTS

Financial statements of the Investment Company for the year ended December 31, 1999 are included as follows:

                                                                            Page
                                                                            ----

President's Message .....................................................    31
Portfolio Management Discussions.........................................    32
Portfolio of Investments in Securities:
  All America Fund ......................................................    34
  Equity Index Fund .....................................................    42
  Bond Fund .............................................................    47
  Money Market Fund .....................................................    49
Statement of Assets and Liabilities .....................................    50
Statement of Operations .................................................    51
Statements of Changes in Net Assets .....................................    52
Financial Highlights ....................................................    53
Notes to Financial Statements ...........................................    54
Report of Independent Public Accountants ................................    57

Condensed financial statements of the Investment Company for the six months ended June 30, 2000 are included as follows:

                                   [ to come ]

--------------------------------------------------------------------------------
                   MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.
                    320 PARK AVENUE, NEW YORK, NEW YORK 10022
--------------------------------------------------------------------------------

Dear Shareholder:

      We are pleased to present the Mutual of America Institutional Funds results for the year ending December 31, 1999. These Funds are designed primarily as investment vehicles for endowments, foundations and other institutional investors.

      The U.S. economy enjoyed an enviable combination of strong Gross Domestic Product growth, low inflation, solid corporate profits and moderate interest rates in 1999. The economy continued its near record expansion as consumer confidence reached an all-time high, due largely to high employment levels and a surging stock market. Global economies stabilized, providing further foundation and fuel for the domestic economy.

      The Federal Reserve, concerned with a strong expanding economy and tight labor markets, responded with three rate increases totaling 75 basis points during 1999. Long rates rose approximately 140 basis points during the year. The strong economy, higher commodity prices and tight labor markets have increased the potential for higher rates going forward.

      The equity market, as represented by the S&P 500 Index, posted a record ninth year of positive return. Technology was the dominant factor across all capitalization levels within the equity markets, as evidenced by the NASDAQ's remarkable 86% return. Investors seeking growth opportunities favored smaller capitalization stocks, allowing them to outperform the steadier, but slower growing, large caps.

                   Total Returns-Year Ended December 31, 1999

      The total return performance of each Fund for the year ended December 31, 1999 was as follows (please note that the Equity Index Fund commenced operations on May 3, 1999):


            All America Fund ....................................   +26.0%
            Equity Index Fund ...................................   + 9.0%
            Bond Fund ...........................................   - 3.5%
            Money Market Fund ...................................   + 4.9%

      All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than when purchased.

      On the pages which immediately follow are brief presentations and graphs for each Fund (except the Money Market Fund and Equity Index Fund) which illustrate each Fund's respective:

      o Historical total return achieved over specified periods, expressed as an annual average rate and as a cumulative rate;

      o Equivalent in dollars of a $10,000 hypothetical investment at the beginning of each specified period; and

      o     Historical performance compared with an appropriate index.

      The portfolios of each Fund and financial statements are presented in the pages which then follow.

      Thank you for your continued investment in our Funds.

                                     Sincerely,

                                     /s/ Dolores Morrissey

                                     Dolores Morrissey
                                     Chairman of the Board and President,
                                     Mutual of America Institutional Funds, Inc.

                                EQUITY INDEX FUND

      The Equity Index Fund invests in the 500 stocks which comprise the S&P 500 Index. The S&P 500 is a market-value weighted index of 500 domestic stocks that are traded on the New York Stock Exchange, American Stock Exchange and NASDAQ National Market System. The weightings make each company's influence on the Index's performance directly proportional to that company's market value. The companies included in the Index tend to be industry leaders. The Fund commenced operations effective May 3, 1999. At year-end, the Fund returned 9.0%, which matched the Index's performance for the same time period. The prevailing theme of 1999 was the dominance of technology, which was the best performing sector, returning 54% for the May through December period. For the same period, the Index was outperformed by two other sectors, namely Capital Goods and Consumer Cyclicals. The worst performing sectors were Transportation and Financials. Investor perceptions of possible Federal Reserve actions, a bias toward large cap stocks and a persistent search for growth drove multiple expansion, which contributed two-thirds of annual return.

                                ALL AMERICA FUND

      The All America Fund's investment objective is to outperform the Standard & Poor's 500 Index. The Fund is approximately 60% invested in the 500 stocks that comprise the S&P 500. In 1999, the remaining 40% of the Fund was actively managed by three subadvisors and Mutual of America Capital Management Corporation. Each manager invests approximately 10% of the Fund's assets, using a different investment approach. The four approaches are large cap growth, small cap growth, large cap value and small cap value.

      The Fund returned 26.0% for 1999, exceeding the Index's return of 21.0%. The Fund's 1999 performance reflected investors' continued quest for growth opportunities--both the large and small cap growth portions significantly outperformed the value segments. Nevertheless, the small cap value segment performed strongly. Only the large cap value portion turned in a negative performance.

 [The following table was represented as a line graph in the printed material.]

                          All America Fund     S & P 500 Index
                          ----------------     ---------------
          May-96              10,000                10,000
          Dec-96              11,043                11,515
          Dec-97              13,909                15,356
          Dec-98              16,835                19,744
          Dec-99              21,218                23,898

               --------------------------------------------------
                                All America Fund
                                ----------------
                                                  Total Return
                                                  ------------
               Period                 Growth
               Ended                    of       Cumu-     Annual
               12/31/99              $10,000    lative    Average
               --------------------------------------------------
               1 Year                 12,603     26.0%     26.0%
               Since 5/1/96
                 (Inception)*        $21,218    112.2%     22.8%
               --------------------------------------------------

               --------------------------------------------------
                                  S&P 500 Index
                                  -------------
                                                  Total Return
                                                  ------------
               Period                 Growth
               Ended                    of       Cumu-     Annual
               12/31/99              $10,000    lative    Average
               --------------------------------------------------
               1 Year                 12,104     21.0%     21.0%
               Since 5/1/96
                 (Inception)         $23,898    139.0%     26.8%
               --------------------------------------------------

The line representing the performance return of the All America Fund includes expenses, such as transaction costs, management fees and expenses, that reduce returns, while the performance return line of the index does not.

                                MONEY MARKET FUND

      The Money Market Fund's investment objective is the realization of high current income to the extent consistent with the maintenance of liquidity, investment quality and stability of capital. Through investing in high quality commercial paper and other short-term instruments, the Fund returned 4.9% for 1999. Short-term rates rose substantially during the year, allowing the Fund to achieve a higher current return in December than was available from similar maturities the previous January. The seven-day effective yield as of February 15, 2000 is 5.6%. As with all performance reportings, this yield is not necessarily indicative of future annual yields.

                                    BOND FUND

      The Bond Fund seeks a high level of return consistent with the preservation of capital through investments in publicly traded debt securities. The Fund primarily invests in corporate and U.S. Government agency securities, which yield more than U.S. Treasury issues. The Fund's benchmark, the Lehman Bros. Government/Corporate Bond Index, had a rare negative return for 1999, as did the Bond Fund. Fears of inflation, fed by a strong domestic economy, a booming stock market, and higher oil prices, depressed bond returns. The inability of coupon income to keep pace with interest rate increases further damaged prospects for bond returns. The Fund's overemphasis on corporate bonds, relative to its benchmark index, caused it to slightly underperform since Government securities did better than the corporates held by the Fund.

 [The following table was represented as a line graph in the printed material.]

                         Bond Fund    Lehman Brothers Gov't/Corp Bond Index
                         ---------    -------------------------------------
          May-96           10,000                    10,000
          Dec-96           10,501                    10,610
          Dec-97           11,435                    11,646
          Dec-98           12,379                    12,748
          Dec-99           11,948                    12,474

               --------------------------------------------------
                                    Bond Fund
                                    ---------
                                                  Total Return
                                                  ------------
               Period                 Growth
               Ended                    of       Cumu-     Annual
               12/31/99              $10,000    lative    Average
               --------------------------------------------------
               1 Year                $ 9,652     -3.5%     -3.5%
               Since 5/1/96
                 (Inception)*        $11,948     19.5%      5.0%
               --------------------------------------------------


               --------------------------------------------------
                     Lehman Brothers Gov't./Corp. Bond Index
                     ---------------------------------------
                                                  Total Return
                                                  ------------
               Period                 Growth
               Ended                    of       Cumu-     Annual
               12/31/99              $10,000    lative    Average
               --------------------------------------------------
               1 Year                $ 9,785     -2.2%     -2.2%
               Since 5/1/96
                 (Inception)         $12,474     24.7%      6.2%
               --------------------------------------------------

The line representing the performance return of the Bond Fund includes expenses, such as transaction costs, management fees and expenses, that reduce returns, while the performance return line of the index does not.

         MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC. (ALL AMERICA FUND)
                     PORTFOLIO OF INVESTMENTS IN SECURITIES
                                December 31, 1999

                                                          Shares        Value
                                                          ------     -----------
INDEXED ASSETS:
COMMON STOCKS
  3Com Corp. ...................................           1,146     $    53,862
  Abbott Laboratories ..........................           5,112         185,630
  Adaptec, Inc. ................................             347          17,307
  ADC Telecommunications, Inc. .................             502          36,426
  Adobe Systems, Inc. ..........................             410          27,573
  Advanced Micro Devices, Inc. .................             495          14,324
  AES Corp. ....................................             692          51,727
  Aetna, Inc. ..................................             503          28,074
  Aflac, Inc. ..................................             893          42,138
  Air Products & Chemicals, Inc. ...............             771          25,877
  Alberto-Culver Co. Cl B ......................              78           4,595
  Albertson's, Inc. ............................           1,413          45,569
  Alcan Aluminum Ltd. ..........................             728          29,985
  ALCOA, Inc. ..................................           1,232         102,256
  Allegheny Technologies, Inc. .................             320           7,180
  Allergan, Inc. ...............................             426          21,194
  Allied Waste Industries, Inc. ................             633           5,578
  Allstate Corp. ...............................           2,683          64,392
  Alltel Corp. .................................           1,026          84,837
  Alza Corp. ...................................             341          11,807
  Amerada Hess Corp. ...........................             304          17,252
  Ameren Corp. .................................             461          15,098
  America Online, Inc. .........................           7,447         561,783
  American Electric Power, Inc. ................             650          20,881
  American Express Co. .........................           1,510         251,038
  American General Corp. .......................             837          63,507
  American Greetings Corp. Cl A ................             217           5,127
  American Home Products Corp. .................           4,337         171,040
  American Int'l. Group, Inc. ..................           5,142         555,979
  Amgen, Inc. ..................................           3,393         203,792
  AMR Corp. ....................................             506          33,902
  Amsouth Bancorporation .......................           1,322          25,531
  Anadarko Petroleum Corp. .....................             428          14,606
  Analog Devices, Inc. .........................             581          54,033
  Andrew Corp. .................................             276           5,227
  Anheuser-Busch Cos., Inc. ....................           1,571         111,345
  Aon Corp. ....................................             861          34,440
  Apache Corp. .................................             383          14,147
  Apple Computer, Inc. .........................             541          55,622
  Applied Materials, Inc. ......................           1,262         159,880
  Archer-Daniels-Midland Co. ...................           2,021          24,631
  Armstrong World Inds., Inc. ..................             129           4,305
  Ashland, Inc. ................................             243           8,004
  Associates First Capital Corp. Cl A ..........           2,447          67,140
  AT&T Corp. ...................................          10,613         538,610
  Atlantic Richfield Co. .......................           1,083          93,680
  Autodesk, Inc. ...............................             191           6,446
  Automatic Data Processing, Inc. ..............           2,079         112,006
  AutoZone, Inc. ...............................             500          16,156
  Avery Dennison Corp. .........................             382          27,838
  Avon Products, Inc. ..........................             805          26,565
  Baker Hughes, Inc. ...........................           1,105          23,274
  Ball Corp. ...................................             100           3,938
  Bank of America Corp. ........................           5,670         284,563
  Bank of New York Co., Inc. ...................           2,471          98,840
  Bank One Corp. ...............................           3,809         122,126
  Bard (C.R.), Inc. ............................             165           8,745
  Barrick Gold Corp. ...........................           1,310          23,171
  Bausch & Lomb, Inc. ..........................             193          13,208
  Baxter International, Inc. ...................             978          61,431
  BB & T Corp. .................................           1,074          29,401
  Bear Stearns Cos., Inc. ......................             411          17,570
  Becton Dickinson & Co. .......................             841          22,497
  Bed Bath & Beyond, Inc. ......................             469          16,298
  Bell Atlantic Corp. ..........................           5,158         317,539


                                                          Shares        Value
                                                          ------     -----------
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED)
  BellSouth Corp. ..............................           6,252     $   292,672
  Bemis, Inc. ..................................             169           5,894
  Best Buy, Inc. ...............................             685          34,378
  Bestfoods ....................................             937          49,251
  Bethlehem Steel Corp. ........................             440           3,685
  Biomet, Inc. .................................             378          15,120
  Black & Decker Corp. .........................             284          14,839
  Block (H. & R.), Inc. ........................             328          14,350
  BMC Software, Inc. ...........................             804          64,270
  Boeing Co. ...................................           3,104         129,010
  Boise Cascade Corp. ..........................             192           7,776
  Boston Scientific Corp. ......................           1,390          30,406
  Briggs & Stratton Corp. ......................              75           4,022
  Bristol-Myers Squibb Co. .....................           6,589         422,931
  Brown-Forman Corp. Cl B ......................             222          12,710
  Brunswick Corp. ..............................             310           6,898
  Burlington Northern Santa Fe Corp. ...........           1,518          36,812
  Burlington Resources, Inc. ...................             731          24,169
  Cabletron Systems, Inc. ......................             585          15,210
  Campbell Soup Co. ............................           1,421          54,975
  Capital One Financial Corp. ..................             664          31,997
  Cardinal Health, Inc. ........................             915          43,806
  Carnival Corp. ...............................           2,061          98,542
  Carolina Power & Light Co. ...................             536          16,315
  Caterpillar, Inc. ............................           1,195          56,240
  CBS Corp. ....................................           2,532         161,890
  Cendant Corp. ................................           2,362          62,741
  Centex Corp. .................................             192           4,740
  Central & South West Corp. ...................             715          14,300
  CenturyTel, Inc. .............................             469          22,219
  Ceridian Corp. ...............................             486          10,479
  Champion International Corp. .................             323          20,006
  Charles Schwab Corp. .........................           2,748         105,455
  Chase Manhattan Corp. ........................           2,739         212,786
  Chevron Corp. ................................           2,204         190,922
  Chubb Corp. ..................................             592          33,337
  CIGNA Corp. ..................................             625          50,352
  Cincinnati Financial Corp. ...................             555          17,309
  CINergy Corp. ................................             534          12,883
  Circuit City Group, Inc. .....................             675          30,417
  Cisco Systems, Inc. ..........................          10,865       1,163,913
  Citigroup, Inc. ..............................          11,199         622,244
  Citrix Systems, Inc. .........................             295          36,285
  Clear Channel Communications, Inc. ...........           1,134         101,210
  Clorox Co. ...................................              93          39,947
  CMS Energy Corp. .............................             397          12,381
  Coastal Corp. ................................             717          25,409
  Coca-Cola Co. ................................           8,204         477,883
  Coca-Cola Enterprises, Inc. ..................            ,428          28,739
  Colgate-Palmolive Co. ........................           1,959         127,335
  Columbia Energy Group ........................             270          17,078
  Columbia/HCA Healthcare Corp. ................           1,896          55,576
  Comcast Corp. Cl A ...........................           2,518         127,316
  Comerica, Inc. ...............................             525          24,511
  Compaq Computer Corp. ........................           5,646         152,795
  Computer Associates Intl., Inc ...............           1,806         126,307
  Computer Sciences Corp. ......................             538          50,908
  Compuware Corp. ..............................           1,200          44,700
  Comverse Technology Inc. .....................             235          34,016
  Conagra, Inc. ................................           1,640          37,003
  Conoco, Inc. .................................           2,107          52,412
  Conseco, Inc. ................................           1,099          19,645
  Consolidated Edison, Inc. ....................             743          25,634
  Consolidated Natural Gas Co. .................             322          20,910
  Consolidated Stores Corp. ....................             370           6,013

   The accompanying notes are an integral part of these financial statements.

         MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC. (ALL AMERICA FUND)
               PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
                                December 31, 1999

                                                          Shares        Value
                                                          ------     -----------
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED)
  Constellation Energy Group, Inc. .............             503     $    14,587
  Cooper Industries, Inc. ......................             317          12,819
  Cooper Tire & Rubber Co. .....................             255           3,968
  Coors (Adolph) Co. Cl B ......................             118           6,195
  Corning, Inc. ................................             822         105,987
  Costco Wholesale Corp. .......................             742          67,708
  Countrywide Credit Industries, Inc. ..........             379           9,570
  Crane Co. ....................................             222           4,412
  Crown Cork & Seal, Inc. ......................             411           9,196
  CSX Corp. ....................................             731          22,935
  Cummins Engine Co., Inc. .....................             135           6,522
  CVS Corp. ....................................           1,316          52,558
  Dana Corp. ...................................             557          16,675
  Danaher Corp. ................................             478          23,064
  Darden Restaurants, Inc. .....................             444           8,048
  Dayton-Hudson Corp. ..........................           1,486         109,128
  Deere & Co. ..................................             785          34,049
  Dell Computer Corp. ..........................           8,439         430,389
  Delphi Automotive Systems Corp ...............           1,899          29,909
  Delta Air Lines, Inc. ........................             441          21,967
  Deluxe Corp. .................................             251           6,887
  Dillard's Inc. Cl A ..........................             359           7,247
  Disney (Walt) Co. ............................           6,850         200,363
  Dollar General Corp. .........................             883          20,088
  Dominion Resources, Inc. .....................             645          25,316
  Donnelley (R.R.) & Sons Co. ..................             429          10,645
  Dover Corp. ..................................             700          31,763
  Dow Chemical Co. .............................             739          98,749
  Dow Jones & Co., Inc. ........................             305          20,740
  DTE Energy Co. ...............................             487          15,280
  Du Pont (E.I.) de Nemours & Co ...............           3,469         228,536
  Duke Energy Corp. ............................           1,226          61,453
  Dun & Bradstreet Corp. .......................             541          15,960
  Eastern Enterprises ..........................              85           4,882
  Eastman Chemical Co. .........................             256          12,208
  Eastman Kodak Co. ............................           1,063          70,424
  Eaton Corp. ..................................             243          17,648
  Ecolab, Inc. .................................             435          17,019
  Edison International .........................           1,167          30,561
  El Paso Energy Corp. .........................             766          29,730
  Electronic Data Systems Corp. ................           1,564         104,690
  EMC Corp. ....................................           3,405         371,996
  Emerson Electric Co. .........................           1,460          83,768
  Engelhard Corp. ..............................             423           7,984
  Enron Corp. ..................................           2,399         106,456
  Entergy Corp. ................................             829          21,347
  Equifax, Inc. ................................             483          11,381
  Exxon Mobil Corp. ............................          11,471         924,133
  Fannie Mae ...................................           3,405         212,600
  FDX Corp. ....................................             999          40,897
  Federated Department Stores, Inc. ............             701          35,444
  Federal Home Loan Mortgage Corp. .............           2,336         109,938
  Fifth Third Bancorp ..........................           1,014          74,402
  First Data Corp. .............................           1,392          68,643
  First Union Corp. ............................           3,281         107,658
  Firstar Corp. ................................           3,256          68,783
  FirstEnergy Corp. ............................             786          17,832
  FleetBoston Financial Corp. ..................           3,041         105,865
  Fleetwood Enterprises, Inc. ..................             112           2,310
  Florida Progress Corp. .......................             330          13,963
  Fluor Corp. ..................................             255          11,698
  FMC Corp. ....................................             102           5,846
  Ford Motor Co. ...............................           4,012         214,391
  Fort James Corp. .............................             743          20,340

                                                          Shares        Value
                                                          ------     -----------
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED)
  Fortune Brands, Inc. .........................             559     $    18,482
  Foster Wheeler Corp. .........................             132           1,172
  FPL Group, Inc. ..............................             602          25,773
  Franklin Resources, Inc. .....................             847          27,157
  Freeport-McMoran Copper & Gold,
     Inc. Cl B .................................             549          11,598
  Gannett Co., Inc. ............................             940          76,669
  Gap, Inc. ....................................           2,844         130,824
  Gateway, Inc. ................................           1,052          75,810
  General Dynamics Corp. .......................             669          35,290
  General Electric Co. .........................          10,898       1,686,466
  General Instrument Corp. .....................             583          49,555
  General Mills, Inc. ..........................           1,027          36,715
  General Motors Corp. .........................           2,126         154,534
  Genuine Parts Co. ............................             602          14,937
  Georgia-Pacific Group ........................             576          29,232
  Gillette Co. .................................           3,563         146,751
  Global Crossing Ltd. .........................           2,521         126,050
  Golden West Financial Corp. ..................             552          18,492
  Goodrich (B.F.) Co. ..........................             369          10,148
  Goodyear Tire & Rubber Co. ...................             525          14,798
  GPU, Inc. ....................................             422          12,634
  Grainger (W.W.), Inc. ........................             314          15,013
  Great Atlantic & Pacific Tea, Inc ............             124           3,457
  Great Lakes Chemical Corp. ...................             191           7,294
  GTE Corp. ....................................           3,228         227,776
  Guidant Corp. ................................           1,015          47,705
  Halliburton Holdings Co. .....................           1,483          59,691
  Harcourt General, Inc. .......................             230           9,258
  Harrah's Entertainment, Inc. .................             431          11,395
  Hartford Financial Svs Gp, Inc ...............             759          35,958
  Hasbro, Inc. .................................             654          12,467
  HealthSouth Corp. ............................           1,283           6,896
  Heinz (H.J.) Co. .............................           1,204          47,934
  Helmerich & Payne, Inc. ......................             163           3,555
  Hercules, Inc. ...............................             356           9,924
  Hershey Food Corp. ...........................             469          22,278
  Hewlett-Packard Co. ..........................           3,404         387,843
  Hilton Hotels Corp. ..........................           1,239          11,925
  Home Depot, Inc. .............................           7,647         524,297
  Homestake Mining Co. .........................             874           6,828
  Honeywell International, Inc. ................           2,652         152,988
  Household International Corp. ................           1,562          58,185
  Humana, Inc. .................................             563           4,610
  Huntington Bancshares, Inc. ..................             774          18,479
  Ikon Office Solutions, Inc. ..................             501           3,413
  Illinois Tool Works, Inc. ....................           1,008          68,103
  IMS Health, Inc. .............................           1,051          28,574
  Inco Ltd. ....................................             645          15,158
  Ingersoll Rand Co. ...........................             555          30,560
  Intel Corp. ..................................          11,115         914,903
  Intl. Business Machines Corp. ................           5,987         646,596
  Intl. Flavors & Fragrances, Inc. .............             357          13,477
  International Paper Co. ......................           1,390          78,448
  Interpublic Group of Cos., Inc. ..............             948          54,688
  ITT Industries, Inc. .........................             295           9,864
  Jefferson-Pilot Corp. ........................             354          24,161
  Johnson & Johnson ............................           4,619         430,144
  Johnson Controls, Inc. .......................             287          16,323
  Jostens, Inc. ................................             111           2,699
  Kansas City Southern Inds., Inc. .............             371          27,686
  Kaufman & Broad Home Corp. ...................             154           3,725
  Kellogg Co. ..................................           1,362          41,967
  Kerr-McGee Corp. .............................             290          17,980

   The accompanying notes are an integral part of these financial statements.

         MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC. (ALL AMERICA FUND)
               PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
                                December 31, 1999

                                                          Shares        Value
                                                          ------     -----------
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED)
  KeyCorp ......................................           1,508     $    33,365
  Kimberly Clark Corp. .........................           1,790         116,798
  KLA-Tencor Corp. .............................             296          32,967
  Kmart Corp. ..................................           1,659          16,694
  Knight-Ridder, Inc. ..........................             272          16,184
  Kohl's Corp. .................................             547          39,487
  Kroger Co. ...................................           2,787          52,605
  Legget & Platt, Inc. .........................             661          14,170
  Lehman Brothers Holdings, Inc. ...............             403          34,129
  Lexmark Intl. Group Inc. Cl A ................             433          39,187
  Lilly (Eli) & Co. ............................           3,622         240,863
  Limited, Inc. ................................             719          31,142
  Lincoln National Corp. .......................             668          26,720
  Liz Claiborne, Inc. ..........................             203           7,638
  Lockheed Martin Corp. ........................           1,328          29,050
  Loews Corp. ..................................             361          21,908
  Longs Drug Stores Corp. ......................             126           3,252
  Louisiana-Pacific Corp. ......................             361           5,144
  Lowe's Companies, Inc. .......................           1,282          76,600
  LSI Logic Corp. ..............................             495          33,413
  Lucent Technologies, Inc. ....................          10,406         778,499
  Mallinckrodt, Inc. ...........................             231           7,349
  Manor Care, Inc. .............................             360           5,760
  Marriott International, Inc Cl A .............             836          26,386
  Marsh & McLennan Co., Inc. ...................             887          84,875
  Masco Corp. ..................................           1,488          37,758
  Mattel, Inc. .................................           1,412          18,533
  May Department Stores Co. ....................           1,123          36,217
  Maytag Corp. .................................             284          13,632
  MBIA, Inc. ...................................             336          17,745
  MBNA Corp. ...................................           2,663          72,567
  McDermott International, Inc. ................             191           1,731
  McDonald's Corp. .............................           4,497         181,285
  McGraw-Hill Cos., Inc. .......................             661          40,734
  MCI WorldCom, Inc. ...........................           9,441         500,963
  McKesson HBOC, Inc. ..........................             945          21,322
  Mead Corp. ...................................             344          14,943
  MediaOne Group, Inc. .........................           2,038         156,544
  Medtronic, Inc. ..............................           3,943         143,673
  Mellon Financial Corp. .......................           1,689          57,532
  Merck & Co., Inc. ............................           7,764         520,673
  Meredith Corp. ...............................             169           7,045
  Merrill Lynch & Co., Inc. ....................           1,242         103,707
  MGIC Investment Corp. ........................             367          22,089
  Micron Technology, Inc. ......................             896          69,664
  Microsoft Corp. ..............................          17,150       2,002,225
  Milacron, Inc. ...............................             119           1,830
  Millipore Corp. ..............................             142           5,485
  Minnesota Mining & Mfg. Co. ..................           1,353         132,425
  Mirage Resorts, Inc. .........................             668          10,229
  Molex, Inc. ..................................             521          29,534
  Monsanto Co. .................................           2,129          75,846
  Morgan (J.P.) & Co., Inc. ....................             590          74,709
  Morgan Stanley Dean Witter & Co. .............           1,850         264,088
  Motorola, Inc. ...............................           2,040         300,390
  Nabisco Group Holdings Corp. .................           1,096          11,645
  NACCO Industries, Inc. Cl A ..................              26           1,445
  National City Corp. ..........................           2,077          49,199
  National Semiconductor Corp. .................             564          24,146
  National Service Industries ..................             134           3,953
  Navistar International Corp. .................             217          10,280
  Network Appliance, Inc. ......................             494          41,033
  New Century Energies, Inc. ...................             387          11,755
  New York Times Co. Cl A ......................             585          28,738

                                                          Shares        Value
                                                          ------     -----------
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED)
  Newell Rubbermaid, Inc. ......................             947     $    27,463
  Newmont Mining Corp. .........................             563          13,794
  Nextel Communications, Inc. Cl A .............           1,215         125,297
  Niagara Mohawk Holdings, Inc. ................             630           8,781
  Nicor, Inc. ..................................             154           5,005
  Nike, Inc. Cl B ..............................             945          46,837
  Nordstrom, Inc. ..............................             471          12,334
  Norfolk Southern Corp. .......................           1,278          26,199
  Nortel Networks Corp .........................           4,460         450,460
  Northern States Power Co. ....................             518          10,101
  Northern Trust Corp. .........................             750          39,750
  Northrop Grumman Corp. .......................             233          12,597
  Novell, Inc. .................................           1,126          44,970
  Nucor Corp. ..................................             293          16,060
  Occidental Petroleum Corp. ...................           1,221          26,404
  Office Depot, Inc. ...........................           1,093          11,955
  Old Kent Financial Corp. .....................             399          14,115
  Omnicom Group, Inc. ..........................             596          59,600
  Oneok, Inc. ..................................             102           2,563
  Oracle Corp. .................................           4,729         529,944
  Owens Corning ................................             175           3,380
  Owens-Illinois, Inc. .........................             524          13,133
  Paccar, Inc. .................................             263          11,654
  Pactiv Corp. .................................             573           6,088
  Paine Webber Group, Inc. .....................             489          18,979
  Pall Corp. ...................................             417           8,992
  Parametric Technology Corp. ..................             905          24,492
  Parker Hannifin Corp. ........................             365          18,729
  Paychex, Inc. ................................             826          33,040
  PE Corp-PE Biosystems Group ..................             343          41,267
  Peco Energy Co. ..............................             627          21,788
  Penney (J.C.) Co., Inc. ......................             886          17,665
  Peoples Energy Corp. .........................             114           3,819
  Peoplesoft, Inc. .............................             817          17,412
  Pep Boys-Manny, Moe & Jack ...................             170           1,551
  PepsiCo, Inc. ................................           4,835         170,434
  Perkin Elmer, Inc. ...........................             145           6,045
  Pfizer, Inc. .................................          12,858         417,081
  PG & E Corp. .................................           1,290          26,445
  Pharmacia & Upjohn, Inc. .....................           1,703          76,635
  Phelps Dodge Corp. ...........................             297          19,958
  Phillip Morris Cos., Inc. ....................           7,859         182,231
  Phillips Petroleum Co. .......................             851          39,997
  Pinnacle West Capital Corp. ..................             285           8,710
  Pitney Bowes, Inc. ...........................             899          43,433
  Placer Dome, Inc. ............................           1,094          11,761
  PNC Bank Corp. ...............................             977          43,477
  Polaroid Corp. ...............................             142           2,671
  Potlatch Corp. ...............................              94           4,195
  PP&L Resources, Inc. .........................             477          10,911
  PPG Industries, Inc. .........................             583          36,474
  Praxair, Inc. ................................             536          26,968
  Price (T. Rowe) Associates ...................             408          15,071
  Proctor & Gamble Co. .........................           4,365         478,240
  Progressive Corp. of Ohio ....................             245          17,916
  Providian Financial Corp. ....................             476          43,346
  Public Svc. Enterprise Group, Inc. ...........              37          25,657
  Pulte Corp. ..................................             140           3,150
  Quaker Oats Co. ..............................             450          29,531
  Qualcomm, Inc. ...............................           2,156         379,995
  Quintiles Transnational Corp. ................             386           7,213
  Ralston Purina Co. ...........................           1,087          30,300
  Raytheon Co. Cl B ............................           1,135          30,148
  Reebok International Ltd. ....................             182           1,490

   The accompanying notes are an integral part of these financial statements.

         MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC. (ALL AMERICA FUND)
               PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
                                December 31, 1999

                                                          Shares        Value
                                                          ------     -----------
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED)
  Regions Financial Corp. ......................             752     $    18,894
  Reliant Energy, Inc. .........................             994          22,738
  Republic New York Corp. ......................             352          25,344
  Reynolds Metals Co. ..........................             208          15,938
  Rite-Aid Corp. ...............................             870           9,733
  Rockwell Intl., Corp. ........................             643          30,784
  Rohm & Haas Co. ..............................             732          29,783
  Rowan Cos., Inc. .............................             271           5,877
  Royal Dutch Petroleum Co. N.Y ................           7,122         430,436
  Russell Corp. ................................             110           1,843
  Ryder System, Inc. ...........................             216           5,279
  Safeco Corp. .................................             442          10,995
  Safeway, Inc. ................................           1,715          60,990
  Sara Lee Corp. ...............................           3,036          66,982
  SBC Communications, Inc. .....................          11,331         552,386
  Schering-Plough Corp. ........................           4,879         205,833
  Schlumberger, Ltd. ...........................           1,840         103,500
  Scientific-Atlanta, Inc. .....................             257          14,296
  Scottish Power plc - ADR .....................               *              11
  Seagate Technology ...........................             700          32,594
  Seagram Ltd. .................................           1,453          65,294
  Sealed Air Corp. New .........................             281          14,559
  Sears Roebuck & Co. ..........................           1,278          38,899
  Sempra Energy ................................             808          14,039
  Service Corp. International ..................             914           6,341
  Shared Medical Systems Corp. .................              86           4,381
  Sherwin-Williams Co. .........................             569          11,949
  Sigma-Aldrich Corp. ..........................             339          10,191
  Silicon Graphics, Inc. .......................             634           6,221
  SLM Holding Corp. ............................             541          22,857
  Snap-On, Inc. ................................             211           5,605
  Solectron Corp. ..............................             984          93,603
  Southern Co. .................................           2,236          52,546
  Southtrust Corp ..............................             563          21,288
  Southwest Airlines Co. .......................           1,694          27,422
  Springs Industries, Inc. .....................              58           2,316
  Sprint Corp. (FON Group) .....................           2,915         196,216
  Sprint Corp. (PCS Group) .....................           1,431         146,678
  St. Jude Medical, Inc. .......................             284           8,715
  St. Paul Companies, Inc. .....................             762          25,670
  Stanley Works ................................             299           9,007
  Staples, Inc. ................................           1,562          32,412
  State Street Corp. ...........................             542          39,600
  Summit Bancorp ...............................             595          18,222
  Sun Microsystems, Inc. .......................           5,200         402,675
  Sunoco, Inc. .................................             304           7,144
  Suntrust Banks, Inc. .........................           1,081          74,386
  Supervalu, Inc. ..............................             467           9,340
  Synovus Financial Corp. ......................             912          18,126
  Sysco Corp. ..................................           1,112          43,994
  Tandy Corp. ..................................             649          31,923
  Tektronix, Inc. ..............................             153           5,948
  Tellabs, Inc. ................................           1,316          84,471
  Temple-Inland, Inc. ..........................             180          11,869
  Tenet Healthcare Corp. .......................           1,043          24,511
  Teradyne, Inc. ...............................             575          37,950
  Texaco, Inc. .................................           1,857         100,858
  Texas Instruments, Inc. ......................           2,640         255,750
  Texas Utilities Co. ..........................             929          33,038

                                                          Shares        Value
                                                          ------     -----------
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED)
  Textron, Inc. ................................             505     $    38,727
  Thermo Electron Corp. ........................             531           7,965
  Thomas & Betts Corp. .........................             183           5,833
  Time Warner, Inc. ............................           4,273         309,525
  Times Mirror Co. .............................             201          13,467
  Timken Co. ...................................             201           4,108
  TJX Companies ................................           1,030          21,051
  Torchmark Corp. ..............................             447          12,991
  Tosco Corp. ..................................             478          12,996
  Toys R Us, Inc. ..............................             832          11,908
  Transocean Sedco Forex, Inc. .................             356          12,000
  Tribune Co. ..................................             796          43,830
  Tricon Global Restaurants Inc. ...............             516          19,931
  TRW, Inc. ....................................             407          21,139
  Tupperware Corp. .............................             186           3,150
  Tyco International Ltd. ......................           5,623         218,594
  U.S. Bancorp .................................           2,417          57,555
  U.S. West, Inc. ..............................           1,696         122,112
  Unicom Corp. .................................             730          24,455
  Unilever N.V .................................           1,921         104,574
  Union Carbide Corp. ..........................             448          29,904
  Union Pacific Corp. ..........................             833          36,340
  Union Pacific Resources Group, Inc. ..........             846          10,787
  Union Planters Corp. .........................             480          18,930
  Unisys Corp. .................................           1,028          32,832
  United Healthcare Corp. ......................             582          30,919
  United Technologies Corp. ....................           1,618         105,170
  Unocal Corp. .................................             814          27,320
  UNUMProvident Corp. ..........................             802          25,714
  US Airways Group Inc. ........................             237           7,599
  UST, Inc. ....................................             585          14,735
  USX-Marathon Group ...........................           1,037          25,601
  USX-U.S. Steel Group .........................             297           9,801
  V F Corp. ....................................             399          11,970
  Viacom, Inc. Cl B ............................           2,341         141,484
  Vulcan Materials Co. .........................             336          13,419
  W.R. Grace & Co. .............................             239           3,316
  Wachovia Corp. ...............................             680          46,240
  Wal-Mart Stores, Inc. ........................          14,781       1,021,737
  Walgreen Co. .................................           3,333          97,490
  Warner-Lambert Co. ...........................           2,872         235,325
  Washington Mutual, Inc. ......................           1,946          50,596
  Waste Management, Inc. .......................           2,081          35,767
  Watson Pharmaceuticals, Inc. .................             322          11,532
  Wellpoint Health Networks Inc. Cl A ..........             217          14,308
  Wells Fargo & Company ........................           5,455         220,587
  Wendy's International, Inc. ..................             408           8,415
  Westvaco Corp. ...............................             337          10,995
  Weyerhaeuser Co. .............................             792          56,875
  Whirlpool Corp. ..............................             246          16,005
  Willamette Industries, Inc. ..................             375          17,414
  Williams Cos., Inc. ..........................           1,459          44,591
  Winn-Dixie Stores, Inc. ......................             499          11,945
  Worthington Industries, Inc. .................             309           5,118
  Wrigley (Wm.) Jr. Co. ........................             391          32,429
  Xerox Corp. ..................................           2,228          50,548
  Xilinx, Inc. .................................           1,062          48,288
  Yahoo!, Inc. .................................             874         378,169
  TOTAL INDEXED ASSETS--COMMON STOCKS
  (Cost: $21,123,075) 56.7% ....................................     $41,037,263
                                                                     -----------

----------
*     Fractional share attributable to Corporate Action.

   The accompanying notes are an integral part of these financial statements.

         MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC. (ALL AMERICA FUND)
               PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
                                December 31, 1999

                                                                                          Face
                                                  Rate       Maturity       Amount        Value
                                                 ------      --------      --------    -----------
INDEXED ASSETS (CONTINUED):
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (0.3%)
  U.S. Treasury Bill (a) .....................    5.18%      01/20/00      $200,000    $   199,450
                                                                                       -----------

AGENCY (0.8%)
  Federal Home Loan Bank .....................    4.75       01/12/00       613,000        612,110
                                                                                       -----------

COMMERCIAL PAPER (0.9%)
  UBS Finance (Delw.) Inc. ...................    4.00       01/03/00       642,000        641,857
                                                                                       -----------

TOTAL SHORT-TERM DEBT SECURITIES
  (Cost: $1,453,417) 2.0% .........................................................      1,453,417
                                                                                       -----------

TOTAL INDEXED ASSETS
  (Cost: $22,576,492) 58.7% .......................................................    $42,490,680
                                                                                       -----------

----------
FUTURES CONTRACTS OUTSTANDING AS OF DECEMBER 31, 1999:

                                                        Expiration    Underlying Face    Unrealized
                                                           Date       Amount at Value       Gain
                                                        ----------    ---------------    ----------
PURCHASED

  3 S&P 500 Stock Index Futures Contracts ...........   March 2000       $1,113,150        $40,088
                                                                         ==========        =======

      The face value of futures purchased and outstanding as percentage of total investment in securities: 1.5%.

----------
(a) This security has been segregated to cover initial margin requirements on open futures contracts.

   The accompanying notes are an integral part of these financial statements.

         MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC. (ALL AMERICA FUND)
               PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
                                December 31, 1999

                                                         Shares         Value
                                                         ------      -----------
ACTIVE ASSETS:
COMMON STOCKS
BASIC MATERIALS (0.8%)
  Cabot Corp. .......................................     4,000      $    81,500
  Lone Star Technologies, Inc.* .....................     6,600          183,975
  Newmont Mining Corp. ..............................     3,100           75,950
  Placer Dome, Inc. .................................     5,600           60,200
  Praxair, Inc ......................................     4,100          206,281
                                                                     -----------
                                                                         607,906
                                                                     -----------
CONSUMER, CYCLICAL (4.6%)
  eBay, Inc.* .......................................     1,000          125,188
  Abercrombie & Fitch Co. Cl A* .....................     2,800           74,725
  Bed Bath & Beyond, Inc.* ..........................     5,200          180,700
  BJ Services Co.* ..................................     1,800           75,263
  BJ's Wholesale Club, Inc.* ........................     7,400          270,100
  CNET, Inc.* .......................................     2,200          124,850
  Cox Radio, Inc.* ..................................     1,300          129,675
  Dayton-Hudson Corp. ...............................     2,400          176,250
  Diedrich Coffee, Inc.* ............................    17,000           69,063
  Ethan Allen Interiors, Inc. .......................     3,550          113,822
  Ford Motor Co. ....................................     1,400           74,813
  Furniture Brands Intl., Inc.* .....................       800           17,600
  Gannett Co., Inc. .................................     2,100          171,281
  Linens'n Things, Inc.* ............................     4,200          124,425
  Mandalay Resort Group* ............................     7,300          146,913
  Masco Corp. .......................................     6,700          170,013
  Meredith Corp. ....................................     2,300           95,881
  Nordstrom, Inc. ...................................     3,900          102,131
  Outback Steakhouse, Inc.* .........................     4,450          115,422
  Skywest, Inc. .....................................     1,300           36,400
  Telewest Communications plc ADR* ..................     3,163          174,756
  The Cheesecake Factory, Inc.* .....................     2,700           94,500
  The Men's Wearhouse, Inc.* ........................     2,600           76,375
  Tiffany & Co. .....................................     2,850          254,363
  TJX Companies .....................................     4,100           83,794
  Young & Rubicam, Inc. .............................     3,500          247,625
                                                                     -----------
                                                                       3,325,928
                                                                     -----------
CONSUMER, NON-CYCLICAL (2.7%)
  Albertson's, Inc. .................................     3,900          125,775
  American Home Products Corp. ......................     1,400           55,213
  Baxter International, Inc. ........................     1,700          106,781
  Bestfoods .........................................     2,100          110,381
  Cardinal Health, Inc. .............................     2,100          100,538
  Cygnus, Inc.* .....................................     4,000           73,000
  Diageo plc-- Sponsored ADR ........................     2,000           64,000
  Dura Pharmaceuticals, Inc.* .......................     5,500           76,656
  Enzon, Inc.* ......................................     2,100           91,088
  Forest Laboratories, Inc.* ........................     3,500          215,031
  Fort James Corp. ..................................     4,300          117,713
  IDEC Pharmaceuticals Corp.* .......................       400           39,300
  Lilly (Eli) & Co. .................................     1,500           99,750
  Medimmune, Inc.* ..................................     1,100          182,463
  Medquist, Inc.* ...................................     1,200           30,975
  Minimed, Inc.* ....................................     2,400          175,800
  SangStat Medical Corp.* ...........................     2,900           86,275
  Sepracor, Inc.* ...................................       700           69,431
  US Foodservice* ...................................     4,400           73,700
  Williams-Sonoma, Inc.* ............................     1,200           55,200
                                                                     -----------
                                                                       1,949,070
                                                                     -----------
ENERGY (2.2%)
  BP Amoco Corp. ....................................     3,434          203,679
  Calpine Corp.* ....................................     4,050          259,200
  Exxon Mobil Corp. .................................     2,376          191,417
  Midcoast Energy Res., Inc. ........................     1,400           23,450
  Nabors Industries, Inc.* ..........................     4,000          123,750
  Quanta Services, Inc.* ............................     3,200           90,400

                                                         Shares         Value
                                                         ------      -----------
ACTIVE ASSETS (CONTINUED):
ENERGY (CONTINUED)
  Schlumberger, Ltd. ................................     3,000      $   168,750
  Total Fina S.A.-- ADR .............................     2,470          171,048
  USX-Marathon Group ................................     7,200          177,750
  Varco International, Inc.* ........................     6,000           61,125
  Weatherford International, Inc.* ..................     2,400           95,850
                                                                     -----------
                                                                       1,566,419
                                                                     -----------
FINANCIAL (4.7%)
  American General Corp. ............................     1,100           83,463
  American Int'l. Group, Inc. .......................     3,156          341,243
  Arden Realty Group ................................     5,300          106,331
  Bank of America Corp. .............................     4,823          242,054
  Boston Properties, Inc. ...........................     2,400           74,700
  Citigroup, Inc. ...................................    11,850          658,416
  Compass Bancshares Inc., ..........................     2,700           60,244
  Cullen/Frost Bankers, Inc. ........................     2,600           66,950
  Equity Res. Pptys. Tr. Co. ........................     2,600          110,988
  Fannie Mae ........................................     2,100          131,119
  Fleet Boston Financial Corp. ......................     3,600          125,325
  HCC Insurance Holdings, Inc. ......................     5,100           67,256
  Heller Financial, Inc. ............................     5,200          104,325
  Kimco Realty Corp .................................     2,700           91,463
  Mack-Cali Realty Corp. ............................     3,700           96,431
  Morgan Stanley Dean Witter ........................     2,000          285,500
  Natl. Commerce Bancorp ............................     2,600           58,988
  Providian Financial Corp. .........................     1,600          145,700
  SL Green Realty Corp. .............................     6,100          132,675
  Spieker Pptys., Inc. ..............................     3,200          116,600
  Vornado Rlty. Trust ...............................     3,200          104,000
  Washington Mutual, Inc. ...........................     4,300          111,800
  Wells Fargo & Company .............................     2,800          113,225
                                                                     -----------
                                                                       3,428,796
                                                                     -----------
INDUSTRIAL (6.2%)
  Applied Materials, Inc.* ..........................     5,900          747,456
  Asyst Technologies, Inc.* .........................     1,600          104,900
  BISYS Group, Inc.* ................................     2,200          143,550
  Caterpillar, Inc. .................................     2,000           94,125
  Citadel Communications, Corp.* ....................     1,700          110,288
  Coinstar, Inc.* ...................................     3,400           47,600
  CommScope, Inc.* ..................................     1,900           76,594
  Computer Sciences Corp.* ..........................     1,700          160,863
  Conexant Systems, Inc.* ...........................     3,400          225,675
  Covenant Transport, Inc. Cl A* ....................     4,600           79,925
  CSG Systems Intl., Inc.* ..........................     1,900           75,763
  Dycom Industries, Inc.* ...........................     2,200           96,938
  Emerson Electric Co. ..............................     1,300           74,588
  EOG Resources, Inc. ...............................     2,800           49,175
  FactSet Research Systems, Inc. ....................     2,000          159,250
  Forward Air Corporation* ..........................     5,100          221,213
  Honeywell International, Inc. .....................     1,800          103,838
  Hooper Holmes, Inc. ...............................     8,150          209,863
  Kent Electronics Corp.* ...........................     3,100           70,525
  Kulicke and Soffa Industries, Inc.* ...............     2,200           93,638
  Mettler-Toledo International, Inc.* ...............     2,200           84,013
  Official Payments Corp.* ..........................     1,300           67,600
  Pittway Corp. .....................................       700           31,369
  PRI Automation, Inc.* .............................     2,100          140,963
  Radio One, Inc.* ..................................     1,300          119,600
  Salem Communications Corp. Cl A* ..................     1,700           38,463
  SDL, Inc.* ........................................       800          174,400
  Semtech Corp.* ....................................     4,200          218,925
  Spartech Corp. ....................................     3,400          109,650
  Swift Transportation Co., Inc.* ...................     4,500           79,313
  Time Warner Telecom, Inc. Cl. A* ..................     2,500          124,844
  Transocean Offshore, Inc. .........................       581           19,566
  True North Communications, Inc. ...................     1,900           84,906

   The accompanying notes are an integral part of these financial statements.

         MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC. (ALL AMERICA FUND)
               PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
                                December 31, 1999


                                                         Shares         Value
                                                         ------      -----------
ACTIVE ASSETS (CONTINUED):
INDUSTRIAL (CONTINUED)
  U.S. Xpress Enterprises, Inc. Cl A* ...............     4,600      $    33,925
  Varian Semiconductor Equipment
    Associates, Inc.* ...............................     2,800           95,200
  Williams Cos., Inc. ...............................     4,800          146,700
                                                                     -----------
                                                                       4,515,204
                                                                     -----------
TECHNOLOGY (16.4%)
  3Com Corp* ........................................     6,200          291,400
  Altera Corp.* .....................................     3,600          178,425
  ANTEC Corp.* ......................................     2,700           98,550
  Applied Micro Circuits, Corp.* ....................     3,200          407,200
  ASM Lithography Holding NV* .......................     1,900          216,125
  AT&T Corp. ........................................     3,300          167,475
  Atmel Corp.* ......................................    16,800          496,650
  ATMI, Inc.* .......................................     2,700           89,269
  Aware, Inc.* ......................................     1,300           47,288
  Broadcom Corp.* ...................................       500          136,188
  Business Objects S.A.-- Sp ADR* ...................       800          106,900
  Ciena Corp.* ......................................     4,400          253,000
  Cisco Systems, Inc.* ..............................    24,800        2,656,700
  Compaq Computer Corp. .............................    13,700          370,756
  Critical Path, Inc.* ..............................     2,000          188,750
  Dallas Semiconductor Corp. ........................     1,200           77,325
  Digital Island, Inc.* .............................     1,100          104,638
  Dionex Corp.* .....................................     2,700          111,206
  Documentum, Inc.* .................................     1,000           59,875
  E-Speed, Inc., Cl A* ..............................     3,000          106,688
  Efficient Networks, Inc.* .........................     1,700          115,600
  Emulex Corp.* .....................................     1,500          168,750
  Exodus Communications, Inc.* ......................     1,600          142,100
  Hewlett-Packard Co. ...............................     1,000          113,938
  Intel Corp. .......................................     9,000          740,813
  Intl. Business Machines Corp. .....................     1,600          172,800
  Intuit, Inc.* .....................................     6,900          413,569
  JDA Software Group, Inc.* .........................     6,800          111,350
  Lattice Semiconductor Corp. .......................     2,000           94,250



                                                         Shares         Value
                                                         ------      -----------
ACTIVE ASSETS (CONTINUED):
TECHNOLOGY (CONTINUED)
  Legato Systems, Inc.* .............................     3,600      $   247,725
  Linear Technology Corp. ...........................     8,900          636,906
  Manugistics Group, Inc.* ..........................     3,000           96,938
  Maxim Integrated Products, Inc.* ..................    13,800          651,188
  Mcleod USA, Inc.* .................................     2,400          141,300
  Microchip Technology, Inc.* .......................     2,800          191,625
  Microsoft Corp.* ..................................     1,700          198,453
  Networks Associates, Inc.* ........................     4,700          125,431
  Novellus Systems, Inc.* ...........................     1,200          147,038
  Parametric Technology Corp.* ......................     9,800          265,213
  Protein Design Labs, Inc.* ........................       900           63,000
  Sawtek, Inc.* .....................................     1,600          106,500
  Vignette Corporation* .............................       600           97,800
  Vitesse Semiconductor Corp.* ......................     1,600           83,900
  Waters Corp.* .....................................     1,800           95,400
  Xerox Corp. .......................................     2,500           56,719
  Xilinx, Inc.* .....................................     9,800          445,594
                                                                     -----------
                                                                      11,888,308
                                                                     -----------
UTILITIES (2.0%)
  El Paso Energy Corp. ..............................     2,700          104,794
  GTE Corp. .........................................     2,200          155,238
  Illinova Corp. ....................................     3,200          111,200
  ITC DeltaCom, Inc.* ...............................     4,500          124,313
  Kinder Morgan, Inc. ...............................     4,800           96,900
  MCI WorldCom, Inc.* ...............................     2,700          143,269
  MDU Resources Group ...............................     3,900           78,000
  Montana Pwr. Co. ..................................     3,100          111,794
  NSTAR .............................................     2,205           89,303
  SBC Communications, Inc. ..........................     2,300          112,125
  SIGCORP, Inc. .....................................     3,100           70,525
  Western Wireless Corp. Cl A* ......................     2,700          180,225
                                                                     -----------
                                                                       1,377,686
                                                                     -----------
TOTAL ACTIVE ASSETS - COMMON STOCKS
(Cost: $19,036,464) 39.6% ...........................                $28,659,317


----------
*     Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

         MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC. (ALL AMERICA FUND)
               PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
                                December 31, 1999

                                                                                 Face
                                                          Rate     Maturity     Amount        Value
                                                         ------    --------    --------    -----------
ACTIVE ASSETS (CONTINUED):
SHORT-TERM DEBT SECURITIES:
COMMERCIAL PAPER (1.7%)
  Abbott Laboratories .................................   6.25%    01/13/00    $998,000    $   995,917
  Countrywide Credit Industries Inc. ..................   5.25     01/07/00     200,000        199,825
                                                                                           -----------
                                                                                             1,195,742
                                                                                           -----------

TOTAL ACTIVE ASSETS SHORT-TERM DEBT SECURITIES
  (Cost: $1,195,742) 1.7% .............................                                      1,195,742
                                                                                           -----------

TOTAL ACTIVE ASSETS
  (Cost: $20,232,206) 41.3% ...........................                                     29,855,059
                                                                                           -----------

TOTAL INVESTMENTS
  (Cost: $42,808,697) 100.0% ..........................                                    $72,345,739
                                                                                           ===========

   The accompanying notes are an integral part of these financial statements.

         MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC. (EQUITY INDEX FUND)
                     PORTFOLIO OF INVESTMENTS IN SECURITIES
                                December 31, 1999

                                                         Shares         Value
                                                         ------      -----------
INDEXED ASSETS:
COMMON STOCKS
  3Com Corp. ......................................         778      $    36,566
  Abbott Laboratories .............................       3,474          126,150
  Adaptec, Inc. ...................................         236           11,770
  ADC Telecommunications, Inc. ....................         342           24,816
  Adobe Systems, Inc. .............................         272           18,292
  Advanced Micro Devices, Inc. ....................         336            9,723
  AES Corp. .......................................         470           35,132
  Aetna, Inc. .....................................         342           19,088
  Aflac, Inc. .....................................         607           28,643
  Air Products & Chemicals, Inc. ..................         524           17,587
  Alberto-Culver Co. Cl A .........................         125            3,227
  Albertson's, Inc. ...............................         960           30,960
  Alcan Aluminum Ltd. .............................         507           20,882
  ALCOA, Inc. .....................................         837           69,471
  Allegheny Technologies, Inc. ....................         213            4,779
  Allergan, Inc. ..................................         294           14,626
  Allied Waste Industries, Inc. ...................         430            3,789
  Allstate Corp. ..................................       1,823           43,752
  Alltel Corp. ....................................         697           57,633
  Alza Corp. ......................................         232            8,033
  Amerada Hess Corp. ..............................         201           11,407
  Ameren Corp. ....................................         305            9,989
  America Online, Inc. ............................       5,061          381,789
  American Electric Power,Inc .....................         442           14,199
  American Express Co. ............................       1,026          170,572
  American General Corp. ..........................         561           42,566
  American Greetings Corp. Cl A ...................         149            3,520
  American Home Products Corp. ....................       2,945          116,143
  American Int'l. Group, Inc. .....................       3,491          377,464
  Amgen, Inc. .....................................       2,329          139,886
  AMR Corp. .......................................         340           22,780
  Amsouth Bancorporation ..........................         899           17,362
  Anadarko Petroleum Corp. ........................         283            9,657
  Analog Devices, Inc. ............................         395           36,735
  Andrew Corp. ....................................         184            3,484
  Anheuser-Busch Cos., Inc. .......................       1,068           75,694
  Aon Corp. .......................................         585           23,400
  Apache Corp. ....................................         260            9,604
  Apple Computer, Inc. ............................         367           37,732
  Applied Materials, Inc. .........................         857          108,571
  Archer-Daniels-Midland Co. ......................       1,372           16,721
  Armstrong World Inds., Inc. .....................          89            2,970
  Ashland, Inc. ...................................         166            5,468
  Associates First Capital Corp. Cl A .............       1,663           45,629
  AT&T Corp. ......................................       7,206          365,704
  Atlantic Richfield Co. ..........................         736           63,664
  Autodesk, Inc. ..................................         132            4,455
  Automatic Data Processing, Inc ..................       1,413           76,125
  AutoZone, Inc. ..................................         334           10,792
  Avery Dennison Corp. ............................         252           18,364
  Avon Products, Inc. .............................         546           18,018
  Baker Hughes, Inc. ..............................         751           15,818
  Ball Corp .......................................          69            2,717
  Bank of America Corp. ...........................       3,850          193,222
  Bank of New York Co., Inc. ......................       1,679           67,160
  Bank One Corp. ..................................       2,586           82,914
  Bard (C.R.), Inc. ...............................         114            6,042
  Barrick Gold Corp. ..............................         891           15,760
  Bausch & Lomb, Inc. .............................         125            8,555
  Baxter International, Inc. ......................         665           41,770
  BB & T Corp. ....................................         730           19,984
  Bear Stearns Cos., Inc. .........................         270           11,542
  Becton Dickinson & Co. ..........................         572           15,301

                                                         Shares         Value
                                                         ------      -----------
INDEXED ASSETS (Continued):
COMMON STOCKS (CONTINUED)
  Bed Bath & Beyond, Inc. .........................         319      $    11,085
  Bell Atlantic Corp. .............................       3,502          215,592
  BellSouth Corp. .................................       4,245          198,719
  Bemis, Inc. .....................................         117            4,080
  Best Buy, Inc. ..................................         465           23,337
  Bestfoods .......................................         637           33,482
  Bethlehem Steel Corp. ...........................         299            2,504
  Biomet, Inc. ....................................         250           10,000
  Black & Decker Corp. ............................         196           10,241
  Block (H. & R.), Inc. ...........................         217            9,494
  BMC Software, Inc. ..............................         546           43,646
  Boeing Co. ......................................       2,107           87,572
  Boise Cascade Corp. .............................         125            5,062
  Boston Scientific Corp. .........................         944           20,650
  Briggs & Stratton Corp. .........................          52            2,788
  Bristol-Myers Squibb Co. ........................       4,473          287,111
  Brown-Forman Corp. Cl B .........................         152            8,702
  Brunswick Corp. .................................         204            4,539
  Burlington Northern Santa Fe ....................       1,030           24,977
  Burlington Resources, Inc. ......................         497           16,432
  Cabletron Systems, Inc. .........................         398           10,348
  Campbell Soup Co. ...............................         991           38,339
  Capital One Financial Corp. .....................         451           21,733
  Cardinal Health, Inc. ...........................         622           29,778
  Carnival Corp. ..................................       1,401           66,985
  Carolina Power & Light Co. ......................         355           10,805
  Caterpillar, Inc. ...............................         812           38,215
  CBS Corp. .......................................       1,741          111,315
  Cendant Corp. ...................................       1,603           42,580
  Centex Corp. ....................................         132            3,259
  Central & South West Corp. ......................         486            9,720
  CenturyTel, Inc. ................................         319           15,113
  Ceridian Corp. ..................................         331            7,137
  Champion International Corp. ....................         213           13,193
  Charles Schwab Corp. ............................       1,868           71,684
  Chase Manhattan Corp. ...........................       1,860          144,499
  Chevron Corp. ...................................       1,498          129,764
  Chubb Corp. .....................................         402           22,638
  CIGNA Corp. .....................................         425           34,239
  Cincinnati Financial Corp. ......................         377           11,758
  CINergy Corp. ...................................         363            8,757
  Circuit City Group, Inc. ........................         459           20,684
  Cisco Systems, Inc. .............................       7,376          790,154
  Citigroup, Inc. .................................       7,603          422,442
  Citrix Systems, Inc. ............................         201           24,723
  Clear Channel Communications, Inc. ..............         771           68,812
  Clorox Co. ......................................         539           27,152
  CMS Energy Corp. ................................         270            8,421
  Coastal Corp. ...................................         487           17,258
  Coca-Cola Co. ...................................       5,570          324,452
  Coca-Cola Enterprises, Inc. .....................         970           19,521
  Colgate-Palmolive Co. ...........................       1,331           86,515
  Columbia Energy Group ...........................         186           11,765
  Columbia/HCA Healthcare Corp. ...................       1,289           37,784
  Comcast Corp. Cl A ..............................       1,711           86,512
  Comerica, Inc. ..................................         357           16,667
  Compaq Computer Corp. ...........................       3,834          103,758
  Computer Associates Intl., Inc ..................       1,228           85,883
  Computer Sciences Corp. .........................         365           34,538
  Compuware Corp. .................................         816           30,396
  Comverse Technology Inc. ........................         160           23,160
  Conagra, Inc. ...................................       1,115           25,157
  Conoco, Inc. Cl B ...............................       1,432           35,621

   The accompanying notes are an integral part of these financial statements.

         MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC. (EQUITY INDEX FUND)
               PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
                                December 31, 1999

                                                         Shares         Value
                                                         ------      -----------
INDEXED ASSETS (Continued):
COMMON STOCKS (CONTINUED)
  Conseco, Inc. ...................................         747      $    13,353
  Consolidated Edison, Inc. .......................         505           17,422
  Consolidated Natural Gas Co. ....................         213           13,832
  Consolidated Stores Corp. .......................         244            3,965
  Constellation Energy Group, Inc. ................         342            9,918
  Cooper Industries, Inc. .........................         210            8,492
  Cooper Tire & Rubber Co. ........................         169            2,630
  Coors (Adolph) Co. Cl B .........................          81            4,252
  Corning, Inc. ...................................         559           72,076
  Costco Wholesale Corp. ..........................         504           45,990
  Countrywide Credit Industries, Inc. .............         251            6,338
  Crane Co. .......................................         153            3,041
  Crown Cork & Seal, Inc. .........................         272            6,086
  CSX Corp. .......................................         497           15,593
  Cummins Engine Co., Inc. ........................          93            4,493
  CVS Corp. .......................................         895           35,744
  Dana Corp. ......................................         369           11,047
  Danaher Corp. ...................................         316           15,247
  Darden Restaurants, Inc. ........................         297            5,383
  Dayton-Hudson Corp. .............................       1,010           74,172
  Deere & Co. .....................................         534           23,162
  Dell Computer Corp. .............................       5,730          292,230
  Delphi Automotive Systems Corp ..................       1,290           20,317
  Delta Air Lines, Inc. ...........................         315           15,691
  Deluxe Corp. ....................................         173            4,747
  Dillard's Inc. Cl A .............................         238            4,805
  Disney (Walt) Co. ...............................       4,651          136,042
  Dollar General Corp. ............................         600           13,650
  Dominion Resources, Inc. ........................         438           17,191
  Donnelley (R.R.) & Sons Co. .....................         290            7,196
  Dover Corp. .....................................         476           21,598
  Dow Chemical Co. ................................         503           67,213
  Dow Jones & Co., Inc. ...........................         201           13,668
  DTE Energy Co. ..................................         323           10,134
  Du Pont (E.I.) de Nemours & Co ..................       2,356          155,234
  Duke Energy Corp. ...............................         833           41,754
  Dun & Bradstreet Corp. ..........................         368           10,856
  Eastern Enterprises .............................          59            3,389
  Eastman Chemical Co. ............................         176            8,393
  Eastman Kodak Co. ...............................         723           47,899
  Eaton Corp. .....................................         159           11,547
  Ecolab, Inc. ....................................         288           11,268
  Edison International ............................         793           20,767
  El Paso Energy Corp. ............................         520           20,182
  Electronic Data Systems Corp. ...................       1,062           71,088
  EMC Corp. .......................................       2,314          252,804
  Emerson Electric Co. ............................         992           56,916
  Engelhard Corp. .................................         288            5,436
  Enron Corp. .....................................       1,630           72,331
  Entergy Corp. ...................................         564           14,523
  Equifax, Inc. ...................................         320            7,540
  Exxon Mobil Corp. ...............................       7,788          627,421
  Fannie Mae ......................................       2,311          144,293
  FDX Corp. .......................................         679           27,797
  Federated Department Stores, Inc. ...............         467           23,613
  FHLMC ...........................................       1,588           74,735
  Fifth Third Bancorp .............................         689           50,555
  First Data Corp. ................................         945           46,600
  First Union Corp. ...............................       2,227           73,073
  Firstar Corp. ...................................       2,210           46,686
  FirstEnergy Corp. ...............................         528           11,979
  FleetBoston Financial Corp. .....................       2,065           71,888
  Fleetwood Enterprises, Inc. .....................          78            1,609
  Florida Progress Corp. ..........................         216            9,139
  Fluor Corp. .....................................         168            7,707

                                                         Shares         Value
                                                         ------      -----------
INDEXED ASSETS (Continued):
COMMON STOCKS (CONTINUED)
  FMC Corp. .......................................          70      $     4,012
  Ford Motor Co. ..................................       2,724          145,564
  Fort James Corp. ................................         505           13,824
  Fortune Brands, Inc. ............................         380           12,564
  Foster Wheeler Corp. ............................          91              808
  FPL Group, Inc. .................................         403           17,253
  Franklin Resources, Inc. ........................         576           18,468
  Freeport-McMoran Copper &
    Gold, Inc.Cl B ................................         373            7,880
  Gannett Co., Inc. ...............................         639           52,118
  Gap, Inc. .......................................       1,958           90,068
  Gateway, Inc. ...................................         715           51,525
  General Dynamics Corp. ..........................         455           24,001
  General Electric Co. ............................       7,399        1,144,995
  General Instrument Corp. ........................         396           33,660
  General Mills, Inc. .............................         698           24,953
  General Motors Corp. ............................       1,471          106,923
  Genuine Parts Co. ...............................         400            9,925
  Georgia-Pacific Group ...........................         392           19,894
  Gillette Co. ....................................       2,419           99,633
  Global Crossing Ltd. ............................       1,711           85,550
  Golden West Financial Corp. .....................         381           12,763
  Goodrich (B.F.) Co. .............................         244            6,710
  Goodyear Tire & Rubber Co. ......................         357           10,063
  GPU, Inc. .......................................         279            8,353
  Grainger (W.W.), Inc. ...........................         207            9,897
  Great Atlantic & Pac. Tea, Inc. .................          85            2,369
  Great Lakes Chemical Corp. ......................         132            5,041
  GTE Corp. .......................................       2,192          154,673
  Guidant Corp. ...................................         690           32,430
  Halliburton Holdings Co. ........................       1,008           40,572
  Harcourt General, Inc. ..........................         158            6,359
  Harrah's Entertainment, Inc. ....................         293            7,746
  Hartford Financial Svs Gp, Inc ..................         516           24,445
  Hasbro, Inc. ....................................         437            8,330
  HealthSouth Corp. ...............................         871            4,682
  Heinz (H.J.) Co. ................................         818           32,567
  Helmerich & Payne, Inc. .........................         110            2,399
  Hercules, Inc. ..................................         235            6,551
  Hershey Food Corp. ..............................         310           14,725
  Hewlett-Packard Co. .............................       2,313          263,537
  Hilton Hotels Corp. .............................         842            8,104
  Home Depot, Inc. ................................       5,192          355,942
  Homestake Mining Co. ............................         594            4,641
  Honeywell International, Inc. ...................       1,802          103,953
  Household International, Inc. ...................       1,060           39,485
  Humana, Inc. ....................................         383            3,136
  Huntington Bancshares, Inc. .....................         526           12,558
  Ikon Office Solutions, Inc. .....................         341            2,323
  Illinois Tool Works, Inc. .......................         685           46,280
  IMS Health, Inc. ................................         714           19,412
  Inco Ltd. .......................................         438           10,293
  Ingersoll Rand Co. ..............................         377           20,759
  Intel Corp. .....................................       7,554          621,789
  International Business
    Machines Corp. ................................       4,065          439,020
  International Paper Co. .........................         944           53,277
  Interpublic Group of Cos., Inc. .................         644           37,151
  Intl. Flavors & Fragrances ......................         236            8,909
  ITT Industries, Inc. ............................         195            6,520
  Jefferson-Pilot Corp. ...........................         236           16,107
  Johnson & Johnson ...............................       3,136          292,040
  Johnson Controls, Inc. ..........................         189           10,749
  Jostens, Inc. ...................................          76            1,848
  Kansas City Southern Inds., Inc. ................         244           18,209

   The accompanying notes are an integral part of these financial statements.

         MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC. (EQUITY INDEX FUND)
               PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
                                December 31, 1999

                                                         Shares         Value
                                                         ------      -----------
INDEXED ASSETS (Continued):
COMMON STOCKS (CONTINUED)
  Kaufman & Broad Home Corp. ......................         107      $     2,588
  Kellogg Co. .....................................         925           28,502
  Kerr-McGee Corp. ................................         192           11,904
  KeyCorp .........................................       1,025           22,678
  Kimberly Clark Corp. ............................       1,217           79,409
  KLA-Tencor Corp. ................................         195           21,718
  Kmart Corp. .....................................       1,127           11,340
  Knight-Ridder, Inc. .............................         185           11,008
  Kohl's Corp. ....................................         372           26,854
  Kroger Co. ......................................       1,894           35,749
  Legget & Platt, Inc. ............................         449            9,625
  Lehman Brothers Holdings, Inc. ..................         274           23,204
  Lexmark Intl Group Inc. Cl A ....................         286           25,883
  Lilly (Eli) & Co. ...............................       2,459          163,524
  Limited, Inc. ...................................         489           21,180
  Lincoln National Corp. ..........................         450           18,000
  Liz Claiborne, Inc. .............................         140            5,268
  Lockheed Martin Corp. ...........................         902           19,731
  Loews Corp. .....................................         242           14,686
  Longs Drug Stores Corp. .........................          87            2,246
  Louisiana-Pacific Corp. .........................         242            3,449
  Lowe's Companies, Inc. ..........................         871           52,042
  LSI Logic Corp. .................................         337           22,748
  Lucent Technologies, Inc. .......................       7,065          528,550
  Mallinckrodt, Inc. ..............................         159            5,058
  Manor Care, Inc. ................................         247            3,952
  Marriott International, Inc. Cl A ...............         568           17,928
  Marsh & McLennan Cos., Inc. .....................         603           57,700
  Masco Corp. .....................................       1,012           25,680
  Mattel, Inc. ....................................         960           12,600
  May Department Stores Co. .......................         763           24,607
  Maytag Corp. ....................................         196            9,408
  MBIA, Inc. ......................................         221           11,672
  MBNA Corp. ......................................       1,831           49,895
  McDermott International, Inc. ...................         132            1,196
  McDonald's Corp. ................................       3,053          123,074
  McGraw-Hill Cos., Inc. ..........................         449           27,670
  MCI WorldCom, Inc. ..............................       6,417          340,502
  McKesson HBOC, Inc. .............................         642           14,485
  Mead Corp. ......................................         227            9,860
  MediaOne Group, Inc. ............................       1,385          106,385
  Medtronic, Inc. .................................       2,680           97,653
  Mellon Financial Corp. ..........................       1,174           39,989
  Merck & Co., Inc. ...............................       5,271          353,486
  Meredith Corp. ..................................         116            4,836
  Merrill Lynch & Co., Inc. .......................         844           70,474
  MGIC Investment Corp. ...........................         244           14,686
  Micron Technology, Inc. .........................         609           47,350
  Microsoft Corp. .................................      11,655        1,360,721
  Milacron, Inc. ..................................          82            1,261
  Millipore Corp. .................................          98            3,785
  Minnesota Mining & Mfg. Co. .....................         920           90,045
  Mirage Resorts, Inc. ............................         454            6,952
  Molex Inc. ......................................         354           20,067
  Monsanto Co. ....................................       1,447           51,549
  Morgan (J.P.) & Co., Inc. .......................         394           49,890
  Morgan Stanley Dean Witter & Co. ................       1,256          179,294
  Motorola, Inc. ..................................       1,387          204,236
  Nabisco Group Holdings Corp. ....................         745            7,916
  NACCO Industries, Inc. Cl A .....................          18            1,000
  National City Corp. .............................       1,412           33,447
  National Semiconductor Corp. ....................         384           16,440
  National Service Industries .....................          92            2,714
  Navistar International Corp. ....................         147            6,964

                                                         Shares         Value
                                                         ------      -----------
INDEXED ASSETS (Continued):
COMMON STOCKS (CONTINUED)
  Network Appliance, Inc. .........................         320      $    26,580
  New Century Energies, Inc. ......................         254            7,715
  New York Times Co. Cl A .........................         391           19,208
  Newell Rubbermaid, Inc. .........................         644           18,676
  Newmont Mining Corp. ............................         383            9,384
  Nextel Communications, Inc. Cl A ................         826           85,181
  Niagara Mohawk Holdings, Inc. ...................         428            5,965
  Nicor, Inc. .....................................         106            3,445
  Nike, Inc. Cl B .................................         642           31,819
  Nordstrom, Inc. .................................         316            8,275
  Norfolk Southern Corp. ..........................         869           17,815
  Nortel Networks Corp ............................       3,031          306,131
  Northern States Power Co. .......................         352            6,864
  Northern Trust Corp. ............................         494           26,182
  Northrop Grumman Corp. ..........................         153            8,272
  Novell, Inc. ....................................         765           30,552
  Nucor Corp. .....................................         195           10,688
  Occidental Petroleum Corp. ......................         829           17,927
  Office Depot, Inc. ..............................         742            8,116
  Old Kent Financial Corp. ........................         271            9,587
  Omnicom Group, Inc. .............................         397           39,700
  Oneok, Inc. .....................................          70            1,759
  Oracle Corp. ....................................       3,211          359,833
  Owens Corning ...................................         121            2,337
  Owens-Illinois, Inc. ............................         356            8,922
  Paccar, Inc. ....................................         174            7,710
  Pactiv Corp. ....................................         389            4,133
  Paine Webber Group, Inc. ........................         324           12,575
  Pall Corp. ......................................         277            5,973
  Parametric Technology Corp. .....................         615           16,643
  Parker Hannifin Corp. ...........................         241           12,366
  Paychex, Inc. ...................................         562           22,480
  PE Corp-PE Biosystems Group .....................         233           28,033
  Peco Energy Co. .................................         426           14,804
  Penney (J.C.) Co., Inc. .........................         602           12,002
  Peoples Energy Corp. ............................          79            2,647
  Peoplesoft, Inc. ................................         555           11,828
  Pep Boys-Manny, Moe & Jack ......................         117            1,068
  PepsiCo, Inc. ...................................       3,283          115,726
  Perkin Elmer, Inc. ..............................         100            4,169
  Pfizer, Inc. ....................................       8,730          283,179
  PG & E Corp. ....................................         877           17,979
  Pharmacia & Upjohn, Inc. ........................       1,157           52,065
  Phelps Dodge Corp. ..............................         202           13,577
  Phillip Morris Cos., Inc. .......................       5,336          123,729
  Phillips Petroleum Co. ..........................         578           27,166
  Pinnacle West Capital Corp. .....................         194            5,929
  Pitney Bowes, Inc. ..............................         611           29,519
  Placer Dome, Inc. ...............................         743            7,987
  PNC Bank Corp. ..................................         663           29,504
  Polaroid Corp. ..................................          98            1,844
  Potlatch Corp. ..................................          64            2,856
  PP&L Resources, Inc. ............................         324            7,412
  PPG Industries, Inc. ............................         396           24,775
  Praxair, Inc. ...................................         364           18,314
  Price (T. Rowe) & Associates, Inc. ..............         277           10,232
  Proctor & Gamble Co. ............................       2,964          324,743
  Progressive Corp. of Ohio .......................         161           11,773
  Providian Financial Corp. .......................         315           28,685
  Public Svc. Enterprise Group, Inc. ..............         501           17,441
  Pulte Corp. .....................................          96            2,160
  Quaker Oats Co. .................................         303           19,884
  Qualcomm, Inc. ..................................       1,468          258,735
  Quintiles Transnational Corp. ...................         262            4,896

   The accompanying notes are an integral part of these financial statements.

         MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC. (EQUITY INDEX FUND)
               PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
                                December 31, 1999

                                                         Shares         Value
                                                         ------      -----------
INDEXED ASSETS (Continued):
COMMON STOCKS (CONTINUED)
  Ralston Purina Group ............................         739      $    20,600
  Raytheon Co. Cl B ...............................         771           20,480
  Reebok International Ltd. .......................         126            1,032
  Regions Financial Corp. .........................         511           12,839
  Reliant Energy, Inc. ............................         676           15,464
  Republic New York Corp. .........................         233           16,776
  Reynolds Metals Co. .............................         143           10,957
  Rite-Aid Corp. ..................................         591            6,612
  Rockwell Intl., Corp. ...........................         437           20,921
  Rohm & Haas Co. .................................         497           20,222
  Rowan Cos., Inc. ................................         184            3,991
  Royal Dutch Petroleum Co. N.Y ...................       4,836          292,276
  Russell Corp. ...................................          76            1,273
  Ryder System, Inc. ..............................         147            3,592
  Safeco Corp. ....................................         292            7,264
  Safeway, Inc. ...................................       1,165           41,430
  Sara Lee Corp. ..................................       2,063           45,515
  SBC Communications, Inc. ........................       7,693          375,034
  Schering-Plough Corp. ...........................       3,313          139,767
  Schlumberger, Ltd. ..............................       1,251           70,369
  Scientific-Atlanta, Inc. ........................         168            9,345
  Scottish Power plc-- ADR ........................           *               27
  Seagate Technology ..............................         476           22,164
  Seagram Ltd. ....................................         988           44,398
  Sealed Air Corp. New ............................         186            9,637
  Sears Roebuck & Co. .............................         869           26,450
  Sempra Energy ...................................         549            9,539
  Service Corp. International .....................         621            4,308
  Shared Medical Systems Corp. ....................          59            3,005
  Sherwin-Williams Co. ............................         387            8,127
  Sigma-Aldrich Corp. .............................         224            6,734
  Silicon Graphics, Inc. ..........................         431            4,229
  SLM Holding Corp. ...............................         361           15,252
  Snap-On, Inc. ...................................         145            3,852
  Solectron Corp. .................................         669           63,639
  Southern Co. ....................................       1,518           35,673
  Southtrust Corp. ................................         382           14,444
  Southwest Airlines Co. ..........................       1,151           18,632
  Springs Industries, Inc. ........................          40            1,598
  Sprint Corp. (FON Group) ........................       1,981          133,346
  Sprint Corp. (PCS Group) ........................         972           99,630
  St. Jude Medical, Inc. ..........................         187            5,739
  St. Paul Companies, Inc. ........................         518           17,450
  Stanley Works ...................................         198            5,965
  Staples, Inc. ...................................       1,061           22,016
  State Street Corp. ..............................         368           26,887
  Summit Bancorp ..................................         404           12,373
  Sun Microsystems, Inc. ..........................       3,534          273,664
  Sunoco, Inc. ....................................         201            4,724
  Suntrust Banks, Inc. ............................         735           50,577
  Supervalu, Inc. .................................         309            6,180
  Synovus Financial Corp. .........................         620           12,323
  Sysco Corp. .....................................         756           29,909
  Tandy Corp. .....................................         441           21,692
  Tektronix, Inc. .................................         104            4,043
  Tellabs, Inc. ...................................         894           57,384
  Temple-Inland, Inc. .............................         124            8,176
  Tenet Healthcare Corp. ..........................         709           16,662
  Teradyne, Inc. ..................................         391           25,806
  Texaco, Inc. ....................................       1,262           68,542
  Texas Instruments, Inc. .........................       1,794          173,794
  Texas Utilities Co. .............................         631           22,440

                                                         Shares         Value
                                                         ------      -----------
INDEXED ASSETS (Continued):
COMMON STOCKS (CONTINUED)
  Textron, Inc. ...................................         334      $    25,614
  Thermo Electron Corp. ...........................         354            5,310
  Thomas & Betts Corp. ............................         126            4,016
  Time Warner, Inc. ...............................       2,901          210,141
  Times Mirror Co. ................................         136            9,112
  Timken Co. ......................................         138            2,820
  TJX Companies ...................................         725           14,817
  Torchmark Corp. .................................         296            8,603
  Tosco Corp. .....................................         348            9,461
  Toys R Us, Inc. .................................         559            8,001
  Transocean Sedco Forex, Inc. ....................         242            8,159
  Tribune Co. .....................................         541           29,789
  Tricon Global Restaurants Inc. ..................         351           13,557
  TRW, Inc. .......................................         277           14,387
  Tupperware Corp. ................................         128            2,168
  Tyco International Ltd. .........................       3,821          148,541
  U.S. Bancorp ....................................       1,641           39,076
  U.S. West, Inc. .................................       1,152           82,944
  Unicom Corp. ....................................         496           16,616
  Unilever N.V ....................................       1,305           71,041
  Union Carbide Corp. .............................         296           19,758
  Union Pacific Corp. .............................         566           24,692
  Union Pacific Resources Group, Inc. .............         575            7,331
  Union Planters Corp. ............................         326           12,857
  Unisys Corp. ....................................         699           22,324
  United Healthcare Corp. .........................         396           21,038
  United Technologies Corp. .......................       1,100           71,500
  Unocal Corp. ....................................         554           18,594
  UNUMProvident Corp. .............................         545           17,474
  US Airways Group Inc. ...........................         164            5,258
  UST, Inc. .......................................         390            9,823
  USX-Marathon Group ..............................         705           17,405
  USX-U.S. Steel Group ............................         197            6,501
  V F Corp. .......................................         267            8,010
  Viacom, Inc. Cl B ...............................       1,591           96,156
  Vulcan Materials Co. ............................         224            8,946
  W.R. Grace & Co. ................................         163            2,262
  Wachovia Corp. ..................................         462           31,416
  Wal-Mart Stores, Inc. ...........................      10,036          693,739
  Walgreen Co. ....................................       2,292           67,041
  Warner-Lambert Co. ..............................       1,952          159,942
  Washington Mutual, Inc. .........................       1,322           34,372
  Waste Management, Inc. ..........................       1,414           24,303
  Watson Pharmaceuticals, Inc. ....................         212            7,592
  Wellpoint Health Networks Inc. Cl A .............         150            9,891
  Wells Fargo & Company ...........................       3,704          149,781
  Wendy's International, Inc. .....................         277            5,713
  Westvaco Corp. ..................................         223            7,275
  Weyerhaeuser Co. ................................         538           38,635
  Whirlpool Corp. .................................         169           10,996
  Willamette Industries, Inc. .....................         247           11,470
  Williams Cos., Inc. .............................         992           30,318
  Winn-Dixie Stores, Inc. .........................         331            7,923
  Worthington Industries, Inc. ....................         206            3,412
  Wrigley (Wm.) Jr. Co. ...........................         258           21,398
  Xerox Corp. .....................................       1,514           34,349
  Xilinx, Inc. ....................................         722           32,828
  Yahoo!, Inc. ....................................         594          257,016
                                                                     -----------
 TOTAL INDEXED ASSETS--COMMON STOCKS
 (Cost: $25,839,134) 94.6% ........................                  $27,861,578
                                                                     -----------

----------
*     Fractional share attributable to Corporate Action.

   The accompanying notes are an integral part of these financial statements.

         MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC. (EQUITY INDEX FUND)
               PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
                               December 31, 1999

                                                                                 Face
                                                          Rate     Maturity     Amount        Value
                                                         ------    --------    --------    -----------
Short-Term Debt Securities:
U.S. GOVERNMENT (0.3%)
  U.S. Treasury Bill (a) ..............................   5.13%    01/20/00    $100,000    $    99,728
                                                                                           -----------

AGENCIES (1.5%)
  Federal Home Loan Bank. .............................   4.75     01/12/00     439,000        438,363
                                                                                           -----------

COMMERCIAL PAPER (3.6%)
  Novartis Finance Corp. ..............................   5.15     01/24/00     550,000        548,190
  Snap-On, Inc. .......................................   4.00     01/03/00     500,000        499,889
                                                                                           -----------
                                                                                             1,048,079
                                                                                           -----------

TOTAL  SHORT-TERM DEBT SECURITIES
  (Cost: $1,586,170) 5.4% .............................................................      1,586,170
                                                                                           -----------

TOTAL INVESTMENTS
  (Cost: $27,425,304) 100.0% ..........................................................    $29,447,748
                                                                                           ===========

----------
FUTURES CONTRACTS OUTSTANDING AS OF DECEMBER 31, 1999:

                                                                 Expiration    Underlying Face    Unrealized
                                                                    Date       Amount at Value       Gain
                                                                 ----------    ---------------    ----------
PURCHASED
   4 S&P 500 Stock Index Futures Contracts ..................    March 2000      $1,484,200         $48,763
                                                                                 ==========         =======

The face value of futures purchased and outstanding as percentage of total investment in securities: 5.0%.

----------
(a) The security has been segregated to cover initial requirements on open futures contracts.

   The accompanying notes are an integral part of these financial statements.

             MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC. (BOND FUND)
                     PORTFOLIO OF INVESTMENTS IN SECURITIES
                                December 31, 1999

                                                                                 Face
                                                          Rate     Maturity     Amount        Value
                                                         ------    --------    --------    -----------
Long-Term Debt Securities:
U.S. GOVERMENT (18.8%)
   U.S. Treasury Bond .................................   7.13%    02/15/23   $1,500,000   $ 1,561,635
   U.S. Treasury Note .................................   6.63     04/30/02      500,000       503,830
   U.S. Treasury Note .................................   6.50     05/15/05    3,250,000     3,251,007
                                                                                           -----------
                                                                                             5,316,472
                                                                                           -----------

AGENCIES/OTHER (11.4%)
   FHLMC ..............................................   8.00     07/15/06      187,312       190,180
   FHLMC ..............................................   6.50     10/15/06      178,675       177,781
   FHLMC ..............................................   7.63     09/09/09      500,000       493,830
   FNMA ...............................................   7.00     11/25/05      422,106       421,051
   FNMA ...............................................   7.00     10/25/07    1,000,000       993,430
   Republic of Iceland ................................   6.13     02/01/04    1,000,000       955,160
                                                                                           -----------
                                                                                             3,231,432
                                                                                           -----------

BASIC MATERIALS (5.5%)
   Georgia-Pacific (Timber Group) .....................   8.63     04/30/25      250,000       245,353
   Millennium America Inc. ............................   7.63     11/15/26    1,000,000       831,680
   Praxair, Inc. ......................................   6.90     11/01/06      500,000       472,410
                                                                                           -----------
                                                                                             1,549,443
                                                                                           -----------

CONSUMER, CYCLICAL (9.3%)
   Fruit of the Loom, Inc. ............................   7.00     03/15/11      250,000        56,250
   Fruit of the Loom, Inc. ............................   7.38     11/15/23      250,000        86,250
   Oakwood Homes Corp. ................................   8.13     03/01/09    1,000,000       920,869
   Polaroid Corp. .....................................   7.25     01/15/07      250,000       213,115
   Pulte Corp. ........................................   7.63     10/15/17      500,000       426,050
   Tommy Hilfiger USA, Inc. ...........................   6.50     06/01/03      500,000       474,155
   Venator Group, Inc. ................................   7.00     10/15/02      500,000       455,000
                                                                                           -----------
                                                                                             2,631,689
                                                                                           -----------

CONSUMER, NON-CYCLICAL (10.3%)
   Bausch & Lomb, Inc. ................................   6.75     12/15/04      500,000       478,905
   Bausch & Lomb, Inc. ................................   6.38     08/01/03      500,000       484,495
   Kellwood, Co. ......................................   7.88     07/15/09    1,000,000       911,820
   Supervalu, Inc. ....................................   8.88     11/15/22    1,000,000     1,051,210
                                                                                           -----------
                                                                                             2,926,430
                                                                                           -----------

ENERGY (5.2%)
   Columbia Gas Systems, Inc. .........................   6.61     11/28/02    1,000,000       975,020
   Arco Chemical Co. ..................................  10.25     11/01/10      500,000       493,715
                                                                                           -----------
                                                                                             1,468,735
                                                                                           -----------

FINANCIAL (17.5%)
   Bear Stearns Cos., Inc. ............................   6.63     10/01/04    1,000,000       959,120
   Chase Manhattan Corp. ..............................   6.88     12/12/12    1,000,000       963,410
   Executive Risk, Inc. ...............................   7.13     12/15/07      500,000       480,485
   First American Financial ...........................   7.55     04/01/28      500,000       428,660
   Fremont Gen Corp. ..................................   7.70     03/17/04      500,000       432,810
   Harleysville Group Inc. ............................   6.75     11/15/03      250,000       241,190
   Lehman Brothers Holdings, Inc. .....................   0.00     07/28/28    1,000,000        88,210
   Morgan (J.P.) & Co., Inc. ..........................   0.00     04/15/27    2,500,000       241,125
   Nationwide Health Properties, Inc. .................   7.90     11/20/06      500,000       432,510

   The accompanying notes are an integral part of these financial statements.

             MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC. (BOND FUND)
               PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
                                December 31, 1999

                                                                                 Face
                                                          Rate     Maturity     Amount        Value
                                                         ------    --------    --------    -----------
Long-Term Debt Securities (CONTINUED):
FINANCIAL (CONTINUED)
   Rank Group Financial, Inc. .........................   6.75%    11/30/04   $  500,000    $  462,945
   Triad Guaranty, Inc. ...............................   7.90     01/15/28      250,000       229,350
                                                                                           -----------
                                                                                             4,959,815
                                                                                           -----------

INDUSTRIAL (12.2%)
   Clark Equipment Co. ................................   8.35     05/15/23      500,000       515,500
   Geon Co. ...........................................   7.50     12/15/15      250,000       227,765
   Owens Corning ......................................   7.00     03/15/09    1,000,000       879,970
   Thermo Electron Corp. ..............................   4.25     01/01/03    1,000,000       843,750
   Williams Cos., Inc. ................................   6.50     11/15/02    1,000,000       976,000
                                                                                           -----------
                                                                                             3,442,985
                                                                                           -----------

UTILITIES (1.7%)
   UtiliCorp United, Inc ..............................   8.00     03/01/23      500,000       488,815
                                                                                           -----------

TOTAL LONG-TERM DEBT SECURITIES
   (Cost: $27,594,423) 91.9% ..........................                                     26,015,816
                                                                                           -----------

SHORT-TERM DEBT SECURITIES:
AGENCIES (1.6%)
   Federal Home Loan Bank .............................   4.75     01/12/00      447,000       446,351
                                                                                           -----------

COMMERCIAL PAPER (6.5%)
   Abbott Laboratories ................................   6.25     01/13/00      696,000       694,547
   General Electric Capital Corp. .....................   6.33     01/18/00      400,000       398,801
   UBS Finance (Delw.) Inc. ...........................   4.00     01/03/00      753,000       752,833
                                                                                           -----------
                                                                                             1,846,181
                                                                                           -----------

TOTAL SHORT-TERM DEBT SECURITIES (Cost $2,292,532) 8.1% ................................     2,292,532
                                                                                           -----------

TOTAL INVESTMENTS 100.0% (Cost: $29,886,955) ...........................................   $28,308,348
                                                                                           ===========

----------
Abbreviations: FHLMC = Federal Home Loan Mortgage Corporation
               FNMA = Federal National Mortgage Association

   The accompanying notes are an integral part of these financial statements.

         MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC. (MONEY MARKET FUND)
                     PORTFOLIO OF INVESTMENTS IN SECURITIES
                                December 31, 1999

                                                                            Discount                         Face
                                                                 Rating*      Rate         Maturity         Amount         Value
                                                                --------    --------       --------       ----------    ------------
SHORT-TERM DEBT SECURITIES:
AGENCIES (10.0%)
   Federal Home Loan Mtge. Corp. ......................                       5.44%        01/14/00     $ 2,030,000     $ 2,025,981
   Federal National Mortgage Association ..............                       5.51         01/18/00       1,000,000         997,375
                                                                                                                        -----------
                                                                                                                          3,023,356
                                                                                                                        -----------
COMMERCIAL PAPER (90.0%)
   Albertson's, Inc. ..................................           A1/P1       5.89         01/14/00         984,000         981,892
   Allied Signal, Inc. ................................           A1/P1       5.90         01/27/00         720,000         716,916
   American Express Credit Corp. ......................           A1/P1       5.80         01/19/00         720,000         717,894
   Associates Corp. ...................................          A1+/P1       5.92         02/04/00         921,000         915,829
   AT&T Corp. .........................................          A1+/P1       6.01         01/25/00       1,000,000         995,981
   Baltimore Gas & Electric Co. .......................           A1/P1       5.88         01/14/00       1,000,000         997,868
   Bear Stearns Cos., Inc. (The) ......................           A1/P1       5.94         01/10/00       1,000,000         998,493
   Becton Dickinson & Co. .............................           A1/P1       5.30         01/24/00       1,200,000       1,195,934
   BellSouth Telecommunications .......................          A1+/P1       5.05         02/02/00       1,000,000         995,510
   Bemis, Inc. ........................................           A1/P1       6.00         01/18/00         660,000         658,108
   British Telecommunications PLC .....................          A1+/P1       5.85         01/18/00         632,000         630,241
   Carolina Power & Light Corp. .......................           A1/P1       6.18         01/18/00         212,000         211,379
   Carolina Power & Light Corp. .......................           A1/P1       6.15         01/28/00         494,000         491,712
   Central Illinois Lighting Co. ......................           A1+/P       6.40         01/25/00         600,000         597,422
   CIT Group Holdings .................................           A1/P1       5.98         01/04/00         975,000         974,509
   Daimler Chrysler NA Holdings Corp. .................           A1/P1       6.10         01/18/00       1,000,000         997,110
   Ford Motor Credit Corp. ............................           A1/P1       6.26         01/10/00       1,000,000         998,430
   General Electric Capital Corp. .....................          A1+/P1       5.90         01/27/00         570,000         567,560
   General Electric Capital Corp. .....................          A1+/P1       5.98         02/08/00         400,000         397,465
   Great Lakes Chemical Corp. .........................           A1/P1       5.90         01/28/00       1,000,000         995,557
   IBM Credit Corp. ...................................           A1/P1       5.90         01/21/00         500,000         498,353
   Koch Industries, Inc. ..............................          A1+/P1       5.85         01/10/00         630,000         629,072
   Minnesota Mining & Mfg. Co. ........................          A1+/P1       6.05         01/28/00         640,000         637,088
   Motorola Credit Corp. ..............................          A1+/P1       6.50         01/27/00         250,000         248,824
   Motorola Credit Corp. ..............................          A1+/P1       5.60         03/31/00         320,000         315,470
   Nicor, Inc. ........................................           A1/P1       6.00         01/18/00         800,000         797,725
   Northern Illinois Gas Co. ..........................          A1+/P1       5.88         01/21/00       1,035,000       1,031,605
   Panasonic Finance, Inc. ............................          A1+/P1       5.87         02/03/00       1,000,000         994,596
   Pfizer, Inc. .......................................           A1/P1       6.52         01/19/00       1,000,000         996,735
   Pitney Bowes Inc. ..................................          A1+/P1       5.20         01/28/00       1,060,000       1,055,864
   Sony Capital Corp. .................................           A1/P1       6.30         01/26/00       1,105,000       1,100,153
   South Carolina Electric & Gas ......................           A1/P1       6.60         01/31/00         533,000         530,063
   Toyota Credit de Puerto Rico Corp. .................           A1/P1       6.02         02/03/00         795,000         790,595
   Toyota Motor Credit Corp. ..........................          A1+/P1       6.04         01/13/00         428,000         427,135
   UBS Finance (Delw.) Inc. ...........................          A1+/P1       4.00         01/03/00       1,000,000         999,778
                                                                                                                        -----------
                                                                                                                         27,088,866
                                                                                                                        -----------

TOTAL SHORT-TERM DEBT SECURITIES
  (Cost: $30,112,272) 100.0% ......................................................................................     $30,112,222
                                                                                                                        ===========

----------
* The ratings are provided by Standard & Poor's Corporation/Moody's Investor Services. Inc.

   The accompanying notes are an integral part of these financial statements.

                   MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.
                       STATEMENT OF ASSETS AND LIABILITIES
                                December 31, 1999

                                                                   All America      Equity Index          Bond          Money Market
                                                                      Fund             Fund               Fund               Fund
                                                                   -----------      ------------       -----------      ------------
ASSETS:
Investments at market value (Notes 1 and 3)
   (Cost:
    All America Fund -- $42,808,697
    Equity Index -- $27,425,304
    Bond Fund -- $ 29,886,955
    Money Market-- $30,112,272) ............................       $72,345,739       $29,447,748       $28,308,348      $30,112,222
Cash .......................................................           168,374             4,834             1,780            4,673
Interest and dividends receivable ..........................            56,754            25,190           420,086               --
Receivable for securities sold .............................            93,344             2,009                --               --
Shareholder subscriptions receivable .......................                --                --                --           64,494
                                                                   -----------       -----------       -----------      -----------
TOTAL ASSETS ...............................................        72,664,211        29,479,781        28,730,214       30,181,389
                                                                   -----------       -----------       -----------      -----------

Payable  for securities purchased ..........................           197,065                --                --               --
Dividend payable to shareholders ...........................            98,966               859             8,295            9,187
Accrued expenses ...........................................             2,179               385               635              476
                                                                   -----------       -----------       -----------      -----------
TOTAL LIABILITIES ..........................................           298,210             1,244             8,930            9,663
                                                                   -----------       -----------       -----------      -----------

NET ASSETS .................................................       $72,366,001       $29,478,537       $28,721,284      $30,171,726
                                                                   ===========       ===========       ===========      ===========

SHARES OUTSTANDING (Note 4) ................................         4,394,190         2,730,385         3,040,459        2,903,859
                                                                   ===========       ===========       ===========      ===========

NET ASSET VALUE PER SHARE ..................................            $16.47            $10.80             $9.45           $10.39
                                                                        ======            ======             =====           ======

   The accompanying notes are an integral part of these financial statements.

                   MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.
                             STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1999

                                                                 All America       Equity Index         Bond           Money Market
                                                                    Fund              Fund(a)           Fund               Fund
                                                                 ------------      ------------      ------------      ------------
INVESTMENT INCOME (Note 1):
   Dividends ...............................................     $    689,846      $    220,075      $         --      $         --
   Interest ................................................          166,929            46,990         1,870,132           871,621
                                                                 ------------      ------------      ------------      ------------
Total Investment Income ....................................          856,775           267,065         1,870,132           871,621
                                                                 ------------      ------------      ------------      ------------
Expenses (Note 2):
   Investment management fees ..............................          318,029            21,648           121,448            33,028
   Directors' (independent) fees and expenses ..............           26,380            15,754            26,380            26,380
   Custodian expenses ......................................           64,603             4,208             7,116            12,449
   Accounting expenses .....................................           30,000            12,000            30,000            30,000
   Transfer agent fees .....................................           32,286            12,779            27,663            33,902
   Registration fees and expenses ..........................           33,698            35,073            22,157            22,436
   Audit ...................................................           10,775             5,000             6,350             4,875
   Printing ................................................           23,243             2,427             9,815             5,855
   Other ...................................................            2,345               851             1,181               814
                                                                 ------------      ------------      ------------      ------------
Total Expenses before expense reimbursement ................          541,359           109,740           252,110           169,739
Expense reimbursement ......................................           (6,145)          (53,455)          (63,191)         (103,684)
                                                                 ------------      ------------      ------------      ------------
Net Expenses ...............................................          535,214            56,285           188,919            66,055
                                                                 ------------      ------------      ------------      ------------
NET INVESTMENT INCOME ......................................          321,561           210,780         1,681,213           805,566
                                                                 ------------      ------------      ------------      ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS (Note 1):
Net realized gain (loss) from security transactions ........        9,735,794           194,402           (77,457)              (43)
Net unrealized appreciation (depreciation)
   of investments ..........................................        4,620,245         2,022,444        (2,560,834)              (50)
                                                                 ------------      ------------      ------------      ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS ..........................................       14,356,039         2,216,846        (2,638,291)              (93)
                                                                 ------------      ------------      ------------      ------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ...............................     $ 14,677,600      $  2,427,626      $   (957,078)     $    805,473
                                                                 ============      ============      ============      ============

----------
(a)   Commenced operations May 3, 1999.

   The accompanying notes are an integral part of these financial statements.

                   MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.
                       STATEMENTS OF CHANGES IN NET ASSETS
                        For the Years Ended December 31,

                             All America Fund        Equity Index Fund           Bond Fund                  Money Market Fund
                       ----------------------------  -----------------  ----------------------------   ----------------------------
                           1999            1998           1999(a)           1999            1998           1999            1998
                       ------------    ------------    ------------     ------------    ------------   ------------    ------------
FROM OPERATIONS:
  Net investment
    income ..........  $    321,561    $    344,112    $    210,780     $  1,681,213    $  1,385,514   $    805,566    $    209,895
  Net realized gain
    (loss) on
    investments .....     9,735,794       1,118,467         194,402          (77,457)        152,581            (43)           (145)
  Net unrealized
    appreciation
    (depreciation)
    of investments ..     4,620,245      10,652,968       2,022,444       (2,560,834)        346,222            (50)             --
                       ------------    ------------    ------------     ------------    ------------   ------------    ------------
NET INCREASE
    (DECREASE) IN
    NET ASSETS
    RESULTING FROM
    OPERATIONS ......    14,677,600      12,115,547       2,427,626         (957,078)      1,884,317        805,473         209,750
                       ------------    ------------    ------------     ------------    ------------   ------------    ------------
Dividend
  Distributions
  (Note 5):
    From net
      investment
      income ........      (313,199)       (355,096)       (206,332)      (1,688,057)     (1,398,540)      (800,206)       (209,896)
    From capital
      gains .........    (9,376,382)       (608,849)        (54,088)         (16,659)       (535,067)            --              --
                       ------------    ------------    ------------     ------------    ------------   ------------    ------------
Total Distributions .    (9,689,581)       (963,945)       (260,420)      (1,704,716)     (1,933,607)      (800,206)       (209,896)
                       ------------    ------------    ------------     ------------    ------------   ------------    ------------
CAPITAL SHARE
  TRANSACTIONS
  (Note 4):
    Net Proceeds
      from sale of
      shares ........     5,281,443       2,124,083      27,076,821        5,911,602       1,216,884     29,396,830       5,332,372
    Dividend
      reinvestments .     9,579,059         956,071         259,510        1,690,023       1,919,969        785,550         193,670
    Cost of shares
      redeemed ......   (18,282,044)       (105,395)        (25,000)      (1,453,099)             --     (6,528,017)     (6,525,496)
                       ------------    ------------    ------------     ------------    ------------   ------------    ------------
NET INCREASE
  (DECREASE) IN NET
  ASSETS FROM CAPITAL
  SHARE TRANSACTIONS     (3,421,542)      2,974,759      27,311,331        6,148,526       3,136,853     23,654,363        (999,454)
                       ------------    ------------    ------------     ------------    ------------   ------------    ------------
NET INCREASE
  (DECREASE) IN NET
  ASSETS ............     1,566,477      14,126,361      29,478,537        3,486,732       3,087,563     23,659,630        (999,600)
NET ASSETS, BEGINNING
  OF PERIOD .........    70,799,524      56,673,163              --       25,234,552      22,146,989      6,512,096       7,511,696
                       ------------    ------------    ------------     ------------    ------------   ------------    ------------
NET ASSETS, END
  OF YEAR ...........  $ 72,366,001    $ 70,799,524    $ 29,478,537     $ 28,721,284    $ 25,234,552   $ 30,171,726    $  6,512,096
                       ============    ============    ============     ============    ============   ============    ============
COMPONENTS OF NET
  ASSETS:
  Paid-in capital ...  $ 41,674,733    $ 45,096,275    $ 27,311,331     $ 30,599,549    $ 24,451,023   $ 30,166,066    $  6,511,703
  Accumulated
    undistributed
    net investment
    income ..........         1,710          (6,652)          4,448          (13,375)         (6,531)         5,941             581
  Accumulated
    undistributed
    net realized
    gain(loss) on
    investments .....     1,152,516         793,104         140,314         (286,283)       (192,167)          (231)           (188)
  Unrealized
    appreciation
    (depreciation)
    of investments ..    29,537,042      24,916,797       2,022,444       (1,578,607)        982,227            (50)             --
                       ------------    ------------    ------------     ------------    ------------   ------------    ------------
NET ASSETS, END
  OF YEAR ...........  $ 72,366,001    $ 70,799,524    $ 29,478,537     $ 28,721,284    $ 25,234,552   $ 30,171,726    $  6,512,096
                       ============    ============    ============     ============    ============   ============    ============

----------
(a)   Commenced operations May 3, 1999.

   The accompanying notes are an integral part of these financial statements.

                   MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.

                              FINANCIAL HIGHLIGHTS

                                                                                        Years Ended December 31,
                                                                --------------------------------------------------------------------
                                                                                All America Fund                   Equity Index Fund
SELECTED PER SHARE AND                                          ------------------------------------------------   -----------------
SUPPLEMENTARY DATA:                                               1999         1998         1997        1996(e)         1999(f)
-------------------                                             ---------    ---------    ---------    ---------       ---------
NET ASSET VALUE, BEGINNING OF PERIOD .....................        $15.08       $12.65       $10.98       $10.00          $10.00
                                                                  ------       ------       ------       ------          ------
Income from investment operations:
Net investment income ....................................          0.09         0.07         0.08         0.06            0.08
Net gains or losses on securities (realized and
   unrealized) ...........................................          3.81         2.57         2.77         0.98            0.82
                                                                  ------       ------       ------       ------          ------
TOTAL FROM INVESTMENT OPERATIONS .........................          3.90         2.64         2.85         1.04            0.90
                                                                  ------       ------       ------       ------          ------
Less dividend distributions:
From net investment income ...............................         (0.08)       (0.08)       (0.08)       (0.06)          (0.08)
From capital gains .......................................         (2.43)       (0.13)       (1.10)          --           (0.02)
                                                                  ------       ------       ------       ------          ------
TOTAL DISTRIBUTIONS ......................................         (2.51)       (0.21)       (1.18)       (0.06)          (0.10)
                                                                  ------       ------       ------       ------          ------
NET ASSET VALUE, END OF YEAR .............................        $16.47       $15.08       $12.65       $10.98          $10.80
                                                                  ======       ======       ======       ======          ======
Total return (%) (b) .....................................          26.0         21.0         26.0         10.4             9.0
Net assets, end of year ($ millions) .....................          72.4         70.8         56.7         55.5            29.5
Ratio of net investment income to average net
   assets (%) ............................................          0.51         0.55         0.59         0.95(a)         1.22(a)
Ratio of expenses to average net assets (%)  .............          0.85         0.84         0.84         0.87(a)         0.63(a)
Ratio of expenses to average net assets after
   expense reimbursement (%) .............................          0.84         0.82         0.81         0.85(a)         0.32(a)
Portfolio turnover rate (%) (c) ..........................         34.89        41.25        35.96         9.33            5.67

                                                                                 Years Ended December 31,
                                                        -----------------------------------------------------------------------
                                                                      Bond Fund                          Money Market Fund
SELECTED PER SHARE AND                                  --------------------------------------     ----------------------------
SUPPLEMENTARY DATA:                                       1999      1998      1997     1996(e)       1999      1998     1997(d)
-------------------                                     --------  --------  --------  --------     --------  --------  --------
NET ASSET VALUE, BEGINNING OF PERIOD .................   $10.41    $10.41    $10.13    $10.01       $10.23    $10.15    $10.00
                                                         ------    ------    ------    ------       ------    ------    ------
Income from investment operations:
Net investment income ................................     0.60      0.61      0.59      0.38         0.50      0.52      0.35
Net gains or losses on securities (realized and
   unrealized) .......................................    (0.87)     0.24      0.29      0.12           --        --        --
                                                         ------    ------    ------    ------       ------    ------    ------
TOTAL FROM INVESTMENT OPERATIONS .....................    (0.27)     0.85      0.88      0.50         0.50      0.52      0.35
                                                         ------    ------    ------    ------       ------    ------    ------
Less dividend distributions:
From net investment income ...........................    (0.60)    (0.62)    (0.59)    (0.38)       (0.34)    (0.44)    (0.20)
From capital gains ...................................    (0.09)    (0.23)    (0.01)       --           --        --        --
                                                         ------    ------    ------    ------       ------    ------    ------
TOTAL DISTRIBUTIONS ..................................    (0.69)    (0.85)    (0.60)    (0.38)       (0.34)    (0.44)    (0.20)
                                                         ------    ------    ------    ------       ------    ------    ------
NET ASSET VALUE, END OF YEAR .........................   $ 9.45    $10.41    $10.41    $10.13       $10.39    $10.23    $10.15
                                                         ======    ======    ======    ======       ======    ======    ======
Total return (%) (b) .................................     (3.5)      8.3       8.9       5.0          4.9       5.3       3.5
Net assets, end of year ($ millions) .................     28.7      25.2      22.1      21.0         30.2       6.5       7.52
Ratio of net investment income to average net
   assets (%) ........................................     6.23      5.84      5.69      5.63(a)      4.86      5.14      5.17(a)
Ratio of expenses to average net assets (%)  .........     0.93      0.97      1.00      0.90(a)      1.02      3.21      2.47(a)
Ratio of expenses to average net assets after
   expense reimbursement (%) .........................     0.70      0.70      0.70      0.70(a)      0.40      0.40      0.40(a)
Portfolio turnover rate (%) (c) ......................    10.07     33.32     56.18     17.85          N/A       N/A       N/A

----------
(a)   Annualized.

(b) Total return would have been lower had certain expenses not been reduced through expense reimbursement (Note 2)

(c)   Portfolio turnover rate excludes all short-term securities.

(d)   Commenced operations May 1, 1997.

(e)   Commenced operations May 1, 1996.

(f)   Commenced operations May 3, 1999.

N/A = Not Applicable.

   The accompanying notes are an integral part of these financial statements.

                   MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.
                          NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION

      Mutual of America Institutional Funds, Inc. (the "Investment Company") was incorporated on October 27, 1994 under the laws of Maryland and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company (a mutual fund) currently issuing four series of common stock representing shares of the All America Fund, Equity Index Fund, Bond Fund, and Money Market Fund. Each fund has its own investment objective and policies. Shares of the funds of the Investment Company are offered on a no-load basis through its distributor, Mutual of America Securities Corporation, a registered broker-dealer and affiliate of the Investment Company's investment management adviser, Mutual of America Capital Management Corporation (the "Adviser").

      The Investment Company is designed primarily as an investment vehicle for endowments, foundations, corporations, municipalities and other public entities and other institutional investors.

      The All America Fund and Bond Fund commenced operations on May 1, 1996. The Money Market Fund commenced operations on May 1, 1997, and, the Equity Index Fund commenced operations on May 3, 1999.

      The following is a summary of the significant accounting policies of the Investment Company:

      Security Valuation--Investment securities are valued as follows:

      Equity securities are valued at the last sales price on the principal exchange on which the security is traded. If there is no trading volume for a particular valuation day, the last bid price is used. For any equity securities traded in the over-the-counter market, the security is valued at the last sale price, or if no sale, at the latest bid price available.

      Short-term securities with a maturity of 60 days or less are valued at amortized cost, which approximates market value for such securities. Short-term debt securities maturing in excess of 60 days are stated at market value.

      Debt securities are valued at a composite fair market value "evaluated bid," which may be the last sale price. Securities for which market quotations are not readily available will be valued at fair value as determined in good faith by the Adviser under the direction of the Board of Directors of the Investment Company.

      Security Transactions--Security transactions are recorded on the trade date. Realized gain and loss on the sale of short and long-term debt securities is computed on the basis of amortized cost at the time of sale. Realized gain and loss on the sale of common stock is based on the identified cost basis of the security determined on a first-in, first-out ("FIFO") basis.

      The All America Fund and the Equity Index Fund each maintain an indexed assets portfolio. In order to remain more fully invested in the equity markets while minimizing its transaction costs, the funds may purchase stock index futures contracts. Initial cash margin deposits (represented by cash or Treasury bills) are made upon entering into futures contracts. (This initial margin, maintained in a segregated account, is equal to approximately 5% of the contract amount, and does not involve the borrowing of funds to finance the transaction). During the period the futures contract is outstanding, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each trading day. Futures contracts are valued at the settlement price established each day by the exchange on which traded. Depending upon whether unrealized gains or losses are incurred, variation margin payments are received or made. When the contract is closed, a realized gain or loss from futures transactions is recorded, equal to the net variation margin received or paid over the period of the contract.

      Investment Income--Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Foreign source tax withheld from dividends is recorded as a reduction from dividend income. Should reclamation succeed, such amounts are recorded as income upon collection.

      Federal Income Taxes--The Investment Company intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

                   MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.
                    NOTES TO FINANCIAL STATEMENTS (Continued)

2. EXPENSES AND OTHER TRANSACTIONS WITH AFFILIATES

      The Investment Company has entered into an Investment Advisory agreement with the Adviser. For providing investment management services to the Investment Company, each fund accrues a fee, calculated as a daily charge, at annual rates of .50%, .125%, .45%, and .20% of the value of the net assets for the All
America, Equity Index, Bond, and Money Market funds, respectively. Under Sub-Advisory Agreements for the All America Fund, the Adviser has delegated investment advisory responsibilities to subadvisers responsible for providing management services for a portion of the fund's assets. The Adviser (not the
fund)  is  responsible  for   compensation   payable  under  such   Sub-Advisory
Agreements.

      Each of the funds of the Investment Company is charged for those expenses which can be directly attributed to a fund's operation. Expenses which cannot be so attributed are generally allocated among the funds based on relative net assets.

      The Adviser contractually limits the expenses of each fund, other than brokers' commissions, transfer taxes and fees relating to portfolio transactions, investment management expenses and extraordinary expenses, to an annual rate of .35%, .20%, .25%, and .20%, of the value of the net assets of the All America, Equity Index, Bond, and Money Market funds, respectively. Accrual of these other operating expenses is charged daily against each fund's net assets. Settlement of fees accrued (both investment management and other operating expenses) is paid by each fund to the Adviser on or about month-end.

      The annual rates of operating expenses charged daily to each fund are subject to periodic adjustments so as to maintain as close a relationship as possible between the established rate (charged daily) and the fund's actual expenses, but not to exceed the respective rates under the Adviser's contractual expense limitation agreement.

      The Adviser's contractual agreement to limit each fund's total expenses (excluding brokerage commissions, transfer taxes/fees and extraordinary expenses) to annual rates of .85%, .325%, .70%, and .40% of the net assets of the All America, Equity Index, Bond and Money Market funds, respectively, is in effect through 2000 and continues in effect thereafter unless cancelled by the Fund or the Adviser in accordance with the agreement.

      The Investment Company has an Investment Accounting Agreement with the Adviser, pursuant to which the Adviser has agreed to serve as investment accounting and recordkeeping agent for the funds and to calculate the net asset values of the funds. The compensation paid by the funds for these services is subject to the expense reimbursement agreement of the Adviser described above.

      A subadviser placed a portion of its portfolio transactions with its affiliated broker-dealer; such commissions amounted to $11,843 or 25.3% of the Fund's total commissions and represented 16.5% of the aggregate amount of commissionable transactions.

3. PURCHASES AND SALES

      The cost of investment purchases and proceeds from sales of investments, excluding short-term investments and U.S. Government securities, for the year ended December 31, 1999 was as follows:

                                                          All America    Equity Index       Bond
                                                             Fund            Fund           Fund
                                                          -----------    ------------    ----------
Cost of investment purchases .........................    $21,155,726    $26,474,380     $6,817,510
                                                          ===========    ===========     ==========
Proceeds from sales of investments ...................    $34,482,995    $ 1,409,322     $1,050,620
                                                          ===========    ===========     ==========
The cost of investment purchases and
  proceeds from sales of U.S. Government
  (excluding short-term) securities
  was as follows:
      Cost of investment purchases ...................    $        --    $        --     $  499,490
                                                          ===========    ===========     ==========
    Proceeds from sales of investments ...............    $        --    $        --     $1,478,155
                                                          ===========    ===========     ==========

                   MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.
                  NOTES TO FINANCIAL STATEMENTS -- (Continued)

3. PURCHASES AND SALES (CONTINUED)

      For the Money Market Fund, the cost of short-term securities purchases was $229,496,686; net proceeds from sales and redemptions was $206,538,420.

      At December 31, 1999 the net unrealized appreciation (depreciation) of investments based on cost, which was substantially the same for Federal income tax purposes, was as follows:

                                                  All America     Equity Index        Bond        Money Market
                                                      Fund            Fund            Fund            Fund
                                                  ------------    ------------    ------------    ------------
Unrealized appreciation .......................   $ 31,768,399    $  4,453,973    $     93,256    $         --
Unrealized (depreciation) .....................     (2,231,357)     (2,431,529)     (1,671,863)            (50)
                                                  ------------    ------------    ------------    ------------
Net unrealized appreciation (depreciation) ....   $ 29,537,042    $  2,022,444    $ (1,578,607)   $        (50)
                                                  ============    ============    ============    ============

4. CAPITAL SHARE ACTIVITY AND AFFILIATED OWNERSHIP

      At December 31, 1999 one billion shares of common stock has been authorized for the Investment Company. The Board of Directors has allocated 25 million shares to the All America Fund, and, 15 million shares each to the Equity Index, Bond and Money Market Funds.

      Transactions in shares during the year ending December 31, 1999 were as follows:

                                                  All America     Equity Index        Bond        Money Market
                                                      Fund            Fund            Fund            Fund
                                                  ------------    ------------    ------------    ------------
Shares issued .................................      323,068        2,708,452(1)     584,104        2,816,850
Shares issued as reinvestment of dividends ....      581,747           24,359        175,301           75,749
Shares redeemed ...............................   (1,204,133)(2)       (2,426)      (144,108)        (625,078)
                                                  -----------       ---------       --------        ---------
Net increase (decrease) .......................     (299,318)       2,730,385        615,297        2,267,521
                                                  ==========        =========       ========        =========

      As at December 31, 1999, Mutual Of America Life Insurance Company and its subsidiaries (affiliates of the Adviser) were shareholders of each fund's outstanding shares as follows:

               All America Fund .......................   86%
               Equity Index Fund ......................   92%
               Bond Fund ..............................   79%
               Money Market Fund ......................    5%

5. DIVIDENDS

      On December 31, 1999 dividend distributions were declared and paid from accumulated net investment income to shareholders of record on June 29, 1999. Pursuant to shareholders' instructions, substantially all dividend distributions were immediately reinvested in additional shares of each fund (see Note 4 above).

                                                  All America     Equity Index        Bond        Money Market
                                                      Fund            Fund            Fund            Fund
                                                  ------------    ------------    ------------    ------------
Distributions from:
   Net investment income ......................    $  313,199      $  206,332      $1,688,057      $  800,206
   Net realized capital gains .................     9,376,382          54,088          16,659              --
                                                   ----------      ----------      ----------      ----------
Total dividend distributions ..................    $9,689,581      $  260,420      $1,704,716      $  800,206
                                                   ==========      ==========      ==========      ==========
Dividend amounts per share ....................    $ 2.507365      $  .097371      $  .686814      $  .338572
                                                   ==========      ==========      ==========      ==========

----------
(1) Includes the initial seed investment by Mutual of America Life Insurance Company of $25 million, represented by 2,500,000 shares.

(2)   During February 1999,  Mutual of America Life Insurance  Company  redeemed
      1.1 million shares realizing proceeds of approximately $16.6 million, reducing the Fund's net assets by a corresponding amount.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Board of Directors and Shareholders of Mutual of America Institutional Funds, Inc.:

      We have audited the accompanying statement of assets and liabilities, including the portfolio of investments in securities, of Mutual of America Institutional Funds, Inc. comprising, respectively, the All America, Bond and Money Market Funds as of December 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended. We have also audited the statement of assets and liabilities, including the portfolio of investments in securities, of Mutual of America Institutional Funds, Inc. comprising the Equity Index Fund as of December 31, 1999 and the related statement of operations, statement of changes in net assets and the financial highlights for the period May 3, 1999 (commencement of operations) to December 31, 1999. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the All America, Bond and Money Market Funds of Mutual America Institutional Funds, Inc. as of December 31, 1999, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the four years in the period then ended in conformity with generally accepted accounting principles. Also, in our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Equity Index Fund of Mutual of America Institutional Funds, Inc. as of December 31, 1999, and the results of its operations, changes in net assets and its financial highlights for the period May 3, 1999 (commencement of operations) to December 31, 1999 in conformity with generally accepted accounting principles.

/s/ Arthur Andersen LLP

New York, New York
February 21, 2000

                   MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.

             Distributed by Mutual of America Securities Corporation 320 Park Avenue New York, New York 10022-6839 800-914-8716

                            PART C. OTHER INFORMATION

Item 23. Exhibits

      1(a)     Articles  of  Incorporation  of Mutual of  America  Institutional
               Funds, Inc. (the "Fund"), dated October 26, 1995 (6)
      1(b)     Articles Supplementary, dated February 20, 1996 (6)
      1(c)     Articles Supplementary, dated April 8, 1996 (6)
      1(d)     Articles Supplementary, dated December 2, 1996 (6)
      1(e)     Articles Supplementary, dated February 24, 1997 (6)
      1(f)     Articles Supplementary, dated April 6, 1999 (5)

      1(g)     Form Articles Supplementary, dated August 14, 2000

      2        By-Laws of the Fund (6)

      4(a) Form of Investment Advisory Agreement, as amended effective September 1, 2000, between the Fund and Mutual of America Capital Management Corporation (the "Adviser")

      4(b) Form of Subadvisory Agreement between the Adviser and Fred Alger Management, Inc. (2)
      4(c) Form of Subadvisory Agreement between the Adviser and Oak Associates, Ltd. (2)
      5 Distribution Agreement between the Fund and Mutual of America Securities Corporation, as Distributor ("Securities Corporation")
               (6)
      7        Custody  Agreement  between the Fund and The Chase Manhattan Bank
               (1)
      8(a) Form of Transfer Agency and Service Agreement between the Fund and State Street Bank and Trust Company (1)
      8(b) Form of Investment Accounting Agreement between the Fund and the Adviser (3)

      8(c)     Form of Agreement to Pay Operating  Expenses between the Fund and the Adviser, as amended effective September 1, 2000
      9(a)     Consent and Opinion of General Counsel (5)
      9(b)     Consent and Opinion of General  Counsel for Mid-Cap  Equity Index
               and Aggressive Equity Funds

      10(a)    Consent of Arthur Andersen llp
      10(b)    Consent of Swidler Berlin Shereff Friedman, LLP
      10(c)    Powers  of  Attorney  of  Ms.  Morrissey  and  Messrs.  Altstadt,
               Kearney, Sharkey and Silber (2)
      10(d)    Power of Attorney of Patrick J. Waide, Jr. (3)
      10(e)    Powers of Attorney of John R. Greed and Stanley Shmishkiss (4)

      16(a)    Code of Ethics of the Fund (7)
      16(b)    Code of Ethics of Securities Corporation (7)
      16(c)    Code of Ethics of the Adviser (7)
      16(d)    Code of Ethics of Fred Alger Management, Inc. (7)
      16(e)    Code of Ethics of Oak Associates, Ltd. (7)
      16(f)    Code of Ethics of Mutual of America Life Insurance Company (7)


----------
(1) Included in Pre-Effective Amendment No. 3 filed with the Commission on January 29, 1996

(2) Included in Pre-Effective Amendment No. 4 filed with the Commission on March 15, 1996

(3) Included in Post-Effective Amendment No. 2 filed with the Commission on February 28, 1997

(4) Included in Post-Effective Amendment No. 5 filed with the Commission on February 12, 1999

(5) Included in Post-Effective Amendment No. 6 filed with the Commission on April 15, 1999

(6) Included in Post-Effective Amendment No. 7 filed with the Commission on June 4, 1999


(7) Included in Post-Effective Amendment No. 8 filed with the Commission on April 26, 2000


Item 24. Persons Controlled By or Under Common Control with Registrant

      The Adviser is an indirect wholly-owned subsidiary of Mutual of America Life Insurance Company (Mutual of America Life). Mutual of America Life is a New York mutual life insurance company, and as such no person has the direct of indirect power to control Mutual of America Life except by virtue of a persons capacity as a director or executive officer. Each holder of an in-force insurance policy or annuity contract issued by Mutual of America Life has the right to vote for the election of directors of Mutual of America Life at annual elections and upon other corporate matters where policyholders' votes are taken. Mutual of America Life directly or indirectly owns the following companies:

      Mutual of America Life Insurance Company, a New York mutual insurance company, wholly owns

      o     Mutual of America Corporation, a Delaware corporation, and

      o     Mutual of America Foundation, a New York not-for-profit corporation.

      Mutual of America Corporation wholly owns

      o The American Life Insurance Company of New York, a New York stock corporation,

      o Mutual of America Securities Corporation, a Delaware corporation, and

      o Mutual of America Capital Management Corporation (the Adviser), a Delaware corporation.

      Mutual of America Life Insurance Company and The American Life Insurance Company of New York, through their separate accounts, wholly own all of the shares of Mutual of America Investment Corporation, a Maryland corporation registered under the 1940 Act as a management investment company whose shares are offered only to those separate accounts for funding variable life insurance and variable annuity products.

      Mutual of America Life Insurance Company currently owns a majority of Registrant's outstanding shares.

Item 25. Indemnification

      Articles of Incorporation of the Fund. The Articles of Incorporation of the Fund provide in substance that no director or officer of the Fund shall be liable to the Fund or its shareholders for money damages, unless the director or officer is subject to liability by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duties in the conduct of his or her office.

      By-Laws of the Fund. The By-Laws of the Fund provide for the indemnification of present and former officers and directors of the Fund against liability by reason of service to the Fund, unless the officer or director is subject to liability by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office (Disabling Conduct). No indemnification shall be made to an officer or director unless there has been a final adjudication on the merits, a dismissal of a proceeding for insufficiency of evidence of Disabling Conduct, or a reasonable determination has been made that no Disabling Conduct occurred. The Fund may advance payment of expenses only if the officer or director to be indemnified undertakes to repay the advance unless indemnification is made and if one of the following applies: the officer of director provides a security for his or her undertaking, the Fund is insured against losses from any lawful advances, or a reasonable determination has been made that there is reason to believe the officer or director ultimately will be entitled to indemnification.

      Insurance. Coverage for officers and director of the Adviser, Distributor and the Fund is provided under an Investment Management insurance policy issued by American International Specialty Lines Insurance Company, with excess coverage by Chubb custom Insurance Company, to Mutual of America Life Insurance Company et al. The aggregate limit of liability under the policy per year is $10 million, with a $200,000 deductible per entity insured and a $1,000 deductible for individual insureds.

      By-Laws of the Adviser. The By-Laws of Mutual of America Capital Management Corporation, the Fund's Adviser, provide for the indemnification by the Corporation of present and former directors and officers of the Corporation and of any organization for which service is rendered at the request of the Corporation and permits the advance payment of expenses in certain circumstances for covered persons in connection with suits by third parties and derivative suits. Each covered person must have acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe the conduct was unlawful. If in connection with a derivative suit a covered person shall have been adjudged to be liable to the Corporation, indemnification shall not be made unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is entitled to indemnity. Thus, the officers and directors of the fund and the Adviser are indemnified by the Adviser for their services in connection with the Fund to the extent set forth in the By-Laws.

      By-Laws of the Distributor. The By-laws of Mutual of America Securities Corporation, the principal underwriter and distributor for the fund, provide for the indemnification by the Corporation of present and former directors and officers of the Corporation and of any organization for which service is rendered at the request of the Corporation and permits the advance payment of expenses in certain circumstances for covered persons in connection with suits by third parties and derivative suits. Each covered person must have acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe the conduct was unlawful. If in connection with a derivative suit a covered person shall have been adjudged to be liable to the Corporation, indemnification shall not be made unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is entitled to indemnity. Thus, the officers and directors of the Distributor are indemnified by the Distributor for their services in connection with the Fund to the extent set forth in the By-Laws.

      Undertaking. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer, or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by its it against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of the Investment Adviser

      Mutual of America Capital Management corporation (the Adviser) is the investment adviser to the Fund and is registered as an investment adviser under the Investment Advisers Act of 1940. The names, addresses and positions with the Adviser of each director and officer of the Adviser are set forth below.

                                             Positions                          Principal Occupation
Name                                        With Adviser                        During Past Two Years
----                                  -----------------------                   ---------------------
Thomas J. Moran ...................   Director, Chairman of            President, Chief Executive Officer and
320 Park Avenue                         the Board                        Director, Mutual of America Life
NY, NY 10022

F. Harlan Batrus ..................   Director                         Partner, Lazard Freres
30 Rockefeller Plaza
NY, NY 10020

Robert X. Chandler ................   Director                         Director, Development Office,
Director, Development Office                                             Archdiocese of Boston
Archdiocese of Boston
2121 Commonwealth Ave.
Brighton, MA 02135

Nathaniel A. Davis ................   Director                         Vice President, Network Engineering
17680 Old Meadow Rd.                                                     Operations,
McLean, VA 22102                                                         Nextel Communications

Anthony F. Earley .................   Director                         Chairman, President and Chief
Detroit Edison Company                                                   Operating Officer, Detroit Edison Co.
2000 Second Avenue
Room 2407 WCB
Detroit, MI 48226

William T. Knowles ................   Director                         Consultant
Orr's Island, ME 04066

Walter A. McDougal ................   Director                         Former Chairman and President,
Garden City, NY 11530                                                    Richmond Hill Savings Bank

Peter J. Powers ...................   Director                         President and Chief Executive
1345 Avenue of the Americas                                              Officer, Powers Global Strategies
NY, NY 10105                                                             (Strategic planning and consulting)

                                             Positions                          Principal Occupation
Name                                        With Adviser                        During Past Two Years
----                                  -----------------------                   ---------------------
James E. Quinn ....................   Director                         Vice Chairman, Tiffany & Co.
727 Fifth Avenue
NY, NY 10022

Richard J. Ciecka .................   President and Chief              Vice Chairman of the Board, Mutual
320 Park Avenue                         Financial Officer;               of America Life, until October 1998
NY, NY 10022                            Director

Manfred Altstadt ..................   Senior Executive Vice            Senior Executive Vice President and
320 Park Avenue                         President and Chief              Chief Financial Officer of
NY, NY 10022                            Financial Officer                Mutual of America Life and
                                                                         American Life

Patrick A. Burns ..................   Senior Executive Vice            Senior Executive Vice President and
320 Park Avenue                         President and                    General Counsel of Mutual of
NY, NY 10022                            General Counsel                  America Life and American Life

Amir Lear .........................   Executive Vice                   Senior Vice President, Mutual of
320 Park Avenue                         President and                    America Life, until October 1998
NY, NY 10022                            Assistant to the
                                        President and CEO

Andrew L. Heiskell ................   Executive Vice                   Executive Vice President of the
320 Park Avenue                         President                        Adviser
NY, NY 10022

Thomas Larsen .....................   Executive Vice                   Executive Vice President of the
320 Park Avenue                         President                        Adviser since June 1998;
NY, NY 10022                                                             prior thereto, Senior
                                                                         Vice President, Desai Capital
                                                                         Management

Joseph Brunken ....................   Senior Vice President            Senior Vice President of the Adviser
320 Park Avenue                                                          since November, 1997; prior
NY, NY 10022                                                             thereto, Vice President, Nikko
                                                                         Capital Management (USA), Inc.

Mary E. Canning ...................   Senior Vice President            Senior Vice President of the Adviser
320 Park Avenue                                                          since May 1999; Prior thereto,
NY, NY 10022                                                             Managing Director/Portfolio
                                                                         Manager at Phoenix Duff & Phelps

Susan J. Ferber ...................   Senior Vice President            Senior Vice President of the Adviser
320 Park Avenue                                                          since May 1999; prior thereto,
NY, NY 10022                                                             Vice President of Business
                                                                         Development, Argus Investors'
                                                                         Counsel

Stanley M. Lenkowicz ..............   Senior Vice President,           Senior Vice President and Deputy
320 Park Avenue                         Deputy General                   General Counsel, Mutual of
NY, NY 10022                            Counsel & Secretary              America Life

Nancy McAvey ......................   Senior Vice President            Senior Vice President of the Adviser
320 Park Avenue
NY, NY 10022

Philip McMahon ....................   Senior Vice President            Vice President of the Adviser
320 Park Avenue                                                          until February 2000; prior thereto,
NY, NY 10022                                                             Equity Securities Analyst

John P. Middleton .................   Senior Vice President            Senior Vice President of the Adviser
320 Park Avenue                                                          since May 1999; prior thereto,
NY, NY 10022                                                             Vice President, Raymond James
                                                                         & Associates

                                             Positions                          Principal Occupation
Name                                        With Adviser                        During Past Two Years
----                                  -----------------------                   ---------------------
Paul Travers ......................   Senior Vice President            Senior Vice President of the Adviser
320 Park Avenue
NY, NY 10022

Gary P. Wetterau ..................   Senior Vice President            Vice President of the Adviser
320 Park Avenue
NY, NY 10022

David Wood ........................   Senior Vice President            Senior Vice President of the Adviser
320 Park Avenue
NY, NY 10022

Aline Couture .....................   Vice President                   Vice President of the Adviser
320 Park Avenue
NY, NY 10022

Doris Klug ........................   Vice President                   Vice President of the Adviser
320 Park Avenue
NY, NY 10022

Robert H. Stewart .................   Vice President                   Vice President of the Adviser
320 Park Avenue
NY, NY 10022

      Each of Oak Associates, Ltd. ("Oak Associates") and Fred Alger Management, Inc. ("Alger Management") is a subadviser for a portion of the Active Assets of the All America Fund allocated to it. Each subadviser is registered as an investment adviser under the Investment Advisers Act of 1940. The names, addresses and positions of each director and officer of each subadviser are incorporated by reference to the Form ADV of the subadviser filed with the Securities and Exchange Commission, as set forth below.

      Oak Associates, Ltd., Form ADV, SEC File No. 801-23632.

      Fred Alger Management, Inc., Form ADV, SEC File No. 801-06709.

Item 27. Principal Underwriters

      (a) Mutual of America Securities Corporation (the "Distributor"), a Delaware corporation, is the principal underwriter and distributor for Fund shares.

      (b) The names of the officers and directors of the Distributor, and their positions with the Distributor and the Fund, are as follows:

                                             Positions
Name                                        With Adviser                        Positions with the Fund
----                                  -----------------------                   -----------------------
Thomas J. Moran ....................  Chairman of the Board                           --
                                        and Director


Dolores J. Morrissey ...............  President and CEO                President, Chairman and Director

Amir Lear ..........................  Senior Vice President                           --
                                        and CFO

Manfred Altstadt ...................  Senior Executive Vice            Senior Executive Vice President
                                        President, Treasurer             and Treasurer
                                        and Director


Patrick A. Burns ...................  Senior Executive Vice            Senior Executive Vice President
                                        President, General               and General Counsel
                                        Counsel and Director

Salvatore R. Curiale ...............  Senior Executive Vice                           --
                                        President and Director


Stanley M. Lenkowicz ...............  Senior Vice President,           Senior Vice President, Deputy
                                        Secretary and Director           General Counsel and Secretary


Howard Lichtenstein ................  Director                                        --

William S. Conway ..................  Executive Vice President/                       --
                                        Marketing

Paul J. Costagliola ................  Vice President and                              --
                                        Compliance Officer

Item 28. Location of Accounts and Records

      The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-3 promulgated thereunder, will be maintained by the Adviser at its offices at 320 Park Avenue, New York, New York 10022 or with its custodian.

Item 29. Management Services

      Not applicable.

Item 30. Undertakings

      The Fund hereby undertakes, if requested to do so by the holders of at least 10% of the Fund's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors and to assist in communications with other shareholders as required by applicable law and regulations.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the registrant has duly caused this post-effective amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 13th day of June, 2000.


                                     MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.
                                                     (Registrant)


                                     By:        /s/ DOLORES J. MORRISSEY
                                        ----------------------------------------
                                             (Title: President and Chairman)

      Pursuant  to  the   requirement  of  the  Securities  Act  of  1933,  this
post-effective amendment to Registration Statement has been signed below by the following persons in the capacities indicated on June 13, 2000.


               Signatures                                 Title
               ----------                                 -----


        /s/ DOLORES J. MORRISSEY              President, Chairman and Director
----------------------------------------        (Principal Executive Officer)
         (Dolores J. Morrissey)


                    *                         Director
----------------------------------------
           (Kevin M. Kearney)

                    *                         Director
----------------------------------------
            (John T. Sharkey)

                    *                         Director
----------------------------------------
            (John R. Silber)

                    *                         Director
----------------------------------------
          (Stanley Shmishkiss)

                    *                         Director
----------------------------------------
         (Patrick J. Waide, Jr.)

                    *                         Executive Vice President and
----------------------------------------        Chief Financial Officer
            (John R. Greed)                     (Principal Financial and
                                                Accounting Officer)

*By /s/ DOLORES J. MORRISSEY
    ----------------------------------------
    (Dolores J. Morrissey, Attorney-in-fact)

                                  EXHIBIT INDEX

 Exhibit
 Number                                                                     Page
--------                                                                    ----


 1(g)     Form of Articles Supplementary, dated August 14, 2000

 4(a) Form of Investment Advisory Agreement, as amended effective September 1, 2000, between the Fund and Mutual of America Capital Management Corporation (the "Adviser")

 8(c) Form of Agreement to Pay Operating Expenses between the Fund and the Adviser, as amended effective September 1, 2000

 9(b) Consent and Opinion of General Counsel for Mid-Cap Equity Index and Aggressive Equity Funds

 10(a)    Consent of Arthur Andersen LLP

 10(b)    Consent of Swidler Berlin Shereff Friedman, LLP